UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21413

Name of Fund: BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate Income Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2013

Date of reporting period: 02/28/2013

Item 1 – Report to Stockholders

FEBRUARY 28, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Defined Opportunity Credit Trust (BHL)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Dear Shareholder

Despite a number of headwinds, risk assets generated strong returns during the 6- and 12-month periods as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, the European debt crisis returned to the headlines as unresolved policy decisions left it unclear as to how troubled peripheral countries would finance their sovereign debt, causing yields to soar. In the second quarter of 2012, political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the announcement of the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s debt-laden countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policies, risk assets weakened in the fall. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continued to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaled modest but broad-based improvements in the world’s major economies, particularly in China. Global equities soared through January while rising US Treasury yields pressured high-quality fixed income assets. However, bond markets strengthened in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term curtailment of monetary easing policies. Outside the United States, equities largely declined as political uncertainty escalated after the Italian presidential election ended in a stalemate.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended February 28, 2013. International, US small cap and emerging market equities were the leading asset classes for the 6-month period, while US stocks and high yield bonds generated the strongest returns for the 12-month period. US Treasury yields remained relatively low overall, but have inched higher in recent months, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, continued to benefit from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Investors continue to face many of the same risks as in years past. But we see a world of possibilities. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. Investors everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite a number of headwinds, risk assets generated strong returns during the 6- and 12-month periods as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of February 28, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	8.95%	13.46%
US small cap equities (Russell 2000® Index)	13.02	14.02
International equities (MSCI Europe, Australasia, Far East Index)	14.41	9.84
Emerging market equities (MSCI Emerging Markets Index)	12.06	0.28
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.51)	3.66
US investment grade bonds (Barclays US Aggregate Bond Index)	0.15	3.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.40	5.71
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.67	11.79

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 28, 2013	BlackRock Defined Opportunity Credit Trust

Fund Overview

BlackRock Defined Opportunity Credit Trust’s (BHL) (the “Fund”) primary investment objective is to provide high current income, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing substantially all of its assets in loan and debt instruments and loan-related and debt-related instruments (collectively “credit securities”). The Fund invests, under normal market conditions, at least 80% of its assets in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) credit securities that are rated below investment grade quality; and (iv) investment grade corporate bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended February 28, 2013, the Fund returned 9.13% based on market price and 5.55% based on net asset value (“NAV”). For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 10.24% based on market price and 6.30% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Security selection among higher quality loan instruments (where the Fund maintained a quality bias) had a positive impact on performance. From an industry perspective, holdings within healthcare, chemicals and gaming boosted results. The Fund’s tactical allocation to high yield bonds generated additional gains as the asset class outperformed floating rate loan interests (bank loans) during the period.
•	Conversely, security selection in the media non-cable and automotive industries detracted from results.

Describe recent portfolio activity.

•	During the period, the Fund maintained its focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. Given mixed economic data and a tepid outlook for global growth, along with lingering global policy uncertainty, the Fund remained cautious of lower-rated less-liquid loans. Instead, the Fund sought issuers with attractive risk-reward characteristics and superior fundamentals. Monetary stimulus measures from global central banks largely supported risk asset prices in 2012; however, this development did not significantly influence the way the Fund invests in the loan market. More specifically, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macro risks. With the average loan trading at or just below par recently (i.e., with little or no upside), the Fund’s principal emphasis is on investing in strong companies with the ability to pay their debts despite a slow growth environment.

Describe portfolio positioning at period end.

•	At period end, the Fund held 90% of its total portfolio in floating rate loan interests and 7% in corporate bonds, with the remainder in asset-backed securities. The Fund’s largest industry exposures included healthcare, consumer services (housing-related) and wirelines.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Defined Opportunity Credit Trust

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	BHL
Initial Offering Date	January 31, 2008
Yield on Closing Market Price as of February 28, 2013 ($14.75)[1]	5.57%
Current Monthly Distribution per Common Share[2]	$0.0685
Current Annualized Distribution per Common Share[2]	$0.8220
Economic Leverage as of February 28, 2013[3]	27%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/13	8/31/12	Change	High	Low
Market Price	$14.75	$13.94	5.81%	$14.93	$12.92
Net Asset Value	$14.45	$14.12	2.34%	$14.48	$14.12

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocation of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/13	8/31/12
Floating Rate Loan Interests	90%	90%
Corporate Bonds	7	7
Asset-Backed Securities	3	2
Common Stocks	—	1

Credit Quality Allocation4

	2/28/13	8/31/12
BBB/Baa	6%	12%
BB/Ba	25	40
B	65	46
CCC/Caa	4	2
[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	5

Fund Summary as of February 28, 2013	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

•	On October 5, 2012, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock Diversified Income Strategies Fund, Inc. and BlackRock Floating Rate Income Strategies Fund II, Inc. in exchange for newly issued shares of the Fund.

How did the Fund perform?

•	For the six months ended February 28, 2013, the Fund returned 12.50% based on market price and 6.53% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 10.24% based on market price and 6.30% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Security selection among higher quality loan instruments (where the Fund maintained a quality bias) had a positive impact on performance, as did the Fund’s high-conviction holdings of lower quality loan credits. From an industry perspective, holdings within paper, chemicals and gaming boosted results. The Fund’s tactical allocation to high yield bonds generated additional gains as the asset class outperformed floating rate loan interests (bank loans) during the period.
•	Conversely, security selection in the media non-cable, independent energy and automotive industries detracted from results.

Describe recent portfolio activity.

•	During the period, the Fund maintained its focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. Given mixed economic data and a tepid outlook for global growth, along with lingering global policy uncertainty, the Fund remained cautious of lower-rated less-liquid loans. Instead, the Fund sought issuers with attractive risk-reward characteristics and superior fundamentals. Monetary stimulus measures from global central banks largely supported risk asset prices in 2012; however, this development did not significantly influence the way the Fund invests in the loan market. More specifically, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macro risks. With the average loan trading at or just below par recently (i.e., with little or no upside), the Fund’s principal emphasis is on investing in strong companies with the ability to pay their debts despite a slow growth environment.

Describe portfolio positioning at period end.

•	At period end, the Fund held 88% of its total portfolio in floating rate loan interests and 8% in corporate bonds, with the remainder in asset-backed securities and common stocks. The Fund’s largest industry exposures included healthcare, building materials and wirelines.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Information

Symbol on NYSE	FRA
Initial Offering Date	October 31, 2003
Yield on Closing Market Price as of February 28, 2013 ($16.47)[1]	5.61%
Current Monthly Distribution per Common Share[2]	$0.077
Current Annualized Distribution per Common Share[2]	$0.924
Economic Leverage as of February 28, 2013[3]	27%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/13	8/31/12	Change	High	Low
Market Price	$16.47	$15.20	8.36%	$16.51	$13.91
Net Asset Value	$15.37	$14.98	2.60%	$15.38	$14.96

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocation of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/13	8/31/12
Floating Rate Loan Interests	88%	88%
Corporate Bonds	8	10
Asset-Backed Securities	3	2
Common Stocks	1	—

Credit Quality Allocation4

	2/28/13	8/31/12
BBB/Baa	6%	8%
BB/Ba	25	34
B	57	44
CCC/Caa	6	8
Not Rated	6	6
[4]	Using the higher of S&P’s or Moody’s ratings.
SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	7

Fund Summary as of February 28, 2013	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and US Government and agency securities;
•	senior, secured floating rate loans made to corporate and other business entities; and
•	US dollar-denominated securities of US and non-US issuers rated below investment grade and, to a limited extent, non-US dollar denominated securities of non-US issuers rated below investment grade.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended February 28, 2013, the Fund returned 9.10% based on market price and 7.17% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 4.30% based on market price and 8.66% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Spread sectors outperformed government-related debt for the six-month period as accommodative monetary policy in the United States and Europe along with the continued recovery of the US economy drove credit spreads tighter. The Fund’s allocations to high yield bonds and floating rate loan interests (bank loans) were the largest contributors to performance, followed by its positions in non-US sovereign securities. The Fund also benefited from its exposure to structured products including commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“MBS”). An allocation to investment grade credit also had a positive impact.
•	The Fund’s duration profile (sensitivity to interest rate movements) detracted from performance as interest rates moved higher during the period.

Describe recent portfolio activity.

•	During the six-month period, the Fund maintained a positive view on spread sectors and increased exposure to high yield credit, floating rate loan interests and securitized products such as CMBS and ABS. Within investment grade credit, the Fund favored financials over industrials and utilities. In financials, the Fund rotated out of senior bank debt into subordinated bank debt to take advantage of the yield differential. In addition, the Fund added to positions in floating rate preferred securities to benefit from a potential rise in interest rates.

Describe portfolio positioning at period end.

•	At period end, the Fund held 46% in corporate bonds and 34% of its total portfolio in floating rate loan interests (bank loans). The remainder of the portfolio was invested in MBS, structured products (including CMBS and ABS), US government sponsored agency securities and common stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

BlackRock Limited Duration Income Trust

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Yield on Closing Market Price as of February 28, 2013 ($18.84)[1]	6.97%
Current Monthly Distribution per Common Share[2]	$0.1095
Current Annualized Distribution per Common Share[2]	$1.3140
Economic Leverage as of February 28, 2013[3]	32%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/13	8/31/12	Change	High	Low
Market Price	$18.84	$18.00	4.67%	$19.17	$16.80
Net Asset Value	$17.87	$17.38	2.82%	$17.92	$17.38

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocation of the Fund’s corporate bond and US government securities investments:

Portfolio Composition

	2/28/13	8/31/12
Corporate Bonds	46%	46%
Floating Rate Loan Interests	34	34
Non-Agency Mortgage-Backed Securities	8	8
Asset-Backed Securities	6	4
US Government Sponsored Agency Securities	5	6
Common Stocks	1	1
Taxable Municipal Bonds	—	1

Credit Quality Allocation4

	2/28/13	8/31/12
AAA/Aaa[5]	10%	12%
AA/Aa	1	1
A	6	6
BBB/Baa	14	15
BB/Ba	24	26
B	29	30
CCC/Caa	5	8
Not Rated	11	2
[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	Includes US Government Sponsored Agency securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.
SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through a credit facility or by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities representing indebtedness up to 33 1⁄3% of their total managed assets (each Fund’s net assets plus the proceeds of any outstanding borrowings). If the Funds segregate liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. In addition, each Fund voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of February 28, 2013, the Funds had aggregate economic leverage from reverse repurchase agreements and/or borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BHL	27%
FRA	27%
BLW	32%

Derivative Financial Instruments
The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.Report of Independent Registered Public Accounting Firm

10	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments February 28, 2013 (Unaudited)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1A, Class D, 5.58%, 9/20/23 (a)(b)	USD	250	$251,250
Anchorage Capital CLO Ltd., Series 2012-1A, Class B, 3.16%, 1/13/25 (a)(b)		500	479,450
Atrium CDO Corp., Series 9A, Class D, 3.96%, 2/28/24 (a)(b)		250	241,750
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 4.89%, 1/20/25 (a)(b)		250	250,375
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.30%, 4/20/23 (a)(b)		215	214,998
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D, 4.50%, 4/17/22 (a)(b)		350	348,005
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.71%, 9/20/22 (a)(b)		350	352,100
ING Investment Management, Series 2012-2A, Class D, 4.85%, 10/15/22 (a)(b)		350	350,875
LCM XI LP, Series 11A, Class D2, 4.25%, 4/19/22 (a)(b)		375	371,250
Marea CLO Ltd., Series 2012-1A, Class D, 4.85%, 10/16/23 (a)(b)		400	402,000
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.56%, 1/15/24 (a)(b)		250	242,500
OZLM Funding Ltd., Series 2013-3A, Class C, 4.15%, 1/22/25 (a)(b)		250	244,425
Race Point VI CLO Ltd., Series 2012-6A, Class D, 4.79%, 5/24/23 (a)(b)		250	252,400
Symphony CLO IX LP, Series 2012-9A, Class D, 4.55%, 4/16/22 (a)(b)		500	496,850
Symphony CLO X Ltd., Series 2012-10A, Class D, 5.55%, 7/23/23 (a)(b)		350	354,375
West CLO Ltd., Series 2012-1A, Class C, 5.05%, 10/30/23 (a)(b)		250	253,227
Total Asset-Backed Securities — 3.9%			5,105,830

Common Stocks (c)		Shares
Hotels, Restaurants & Leisure — 0.3%
BLB Worldwide Holdings, Inc.		21	453,254
Software — 0.2%
HMH Holdings/EduMedia		14	247,582
Total Common Stocks — 0.5%			700,836

Corporate Bonds		Par (000)
Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	USD	79	82,130
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		155	154,612
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		51	57,035
			293,777
Auto Components — 0.3%
Icahn Enterprises LP, 8.00%, 1/15/18		340	364,225
Building Products — 0.1%
Momentive Performance Materials, Inc., 8.88%, 10/15/20		160	164,200
Corporate Bonds		Par (000)	Value
Chemicals — 0.1%
INEOS Finance Plc, 8.38%, 2/15/19 (a)	USD	110	$120,450
Commercial Services & Supplies — 0.3%
ARAMARK Corp., 3.80%, 2/01/15 (b)		65	65,098
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		304	318,999
			384,097
Communications Equipment — 0.7%
Avaya, Inc., 7.00%, 4/01/19 (a)		206	196,730
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		380	424,650
10.13%, 7/01/20		250	293,125
			914,505
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		325	347,750
Diversified Financial Services — 1.3%
Ally Financial, Inc., 2.62%, 12/01/14 (b)		440	441,107
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		120	128,850
5.75%, 10/15/20		930	960,225
6.88%, 2/15/21		185	197,488
			1,727,670
Diversified Telecommunication Services — 0.2%
Lynx I Corp., 5.38%, 4/15/21 (a)		200	205,000
Energy Equipment & Services — 0.3%
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		113	116,955
Tervita Corp., 8.00%, 11/15/18 (a)		232	238,960
			355,915
Health Care Providers & Services — 1.1%
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		358	376,347
HCA, Inc., 6.50%, 2/15/20 (a)		375	420,000
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		190	198,075
Tenet Healthcare Corp.:
6.25%, 11/01/18		185	204,888
4.50%, 4/01/21 (a)		264	260,370
			1,459,680
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		850	1,024,250
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20 (a)		67	66,163
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (a)		319	315,012
			381,175
Household Durables — 0.2%
Beazer Homes USA, Inc., 6.63%, 4/15/18		180	192,375
United Rentals North America, Inc., 5.75%, 7/15/18		80	86,100
			278,475
Independent Power Producers & Energy Traders — 1.6%
Calpine Corp., 7.25%, 10/15/17 (a)		220	234,025
Energy Future Intermediate Holding Co. LLC:
10.00%, 12/01/20 (a)		230	259,325
10.00%, 12/01/20		1,405	1,594,675
			2,088,025

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	CAD DIP EBITDA	Canadian Dollar Debtor-In-Possession Earnings Before Interest, Taxes, Depreciation and Amortization	EUR GBP TBA USD	Euro British Pound To Be Announced US Dollar

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	11

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
IT Services — 0.2%
First Data Corp., 6.75%, 11/01/20 (a)	USD	245	$251,431
Media — 0.8%
AMC Networks, Inc., 7.75%, 7/15/21		105	119,175
Clear Channel Communications, Inc., 9.00%, 12/15/19 (a)		195	181,350
Clear Channel Worldwide Holdings, Inc. (a):
6.50%, 11/15/22		192	200,640
6.50%, 11/15/22		517	544,142
			1,045,307
Oil, Gas & Consumable Fuels — 0.1%
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		145	158,050
Paper & Forest Products — 0.1%
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		155	162,750
Real Estate Management & Development — 0.1%
Realogy Corp., 7.63%, 1/15/20 (a)		165	186,038
Wireless Telecommunication Services — 0.8%
Sprint Nextel Corp. (a):
9.00%, 11/15/18		290	359,600
7.00%, 3/01/20		550	643,500
			1,003,100
Total Corporate Bonds — 9.9%			12,915,870

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.4%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/24/20		515	517,092
DynCorp International LLC, Term Loan B, 6.25%, 7/07/16		255	256,748
The SI Organization, Inc., Term Loan B, 4.50%, 11/22/16		414	412,905
Spirit Aerosystems, Inc., Term Loan B, 3.75%, 4/18/19		367	368,756
Transdigm, Inc., Term Loan C, 4.00%, 2/28/20		225	225,423
			1,780,924
Airlines — 2.1%
Delta Air Lines, Inc.:
Term Loan, 3.56%, 9/16/15		352	328,867
Term Loan B, 4.50%, 4/20/17		997	1,005,870
Northwest Airlines, Inc.:
Term Loan, 2.32%, 3/10/17		134	124,754
Term Loan, 2.32%, 3/10/17		242	225,302
Term Loan, 1.70%, 9/10/18		110	98,208
Term Loan, 1.70%, 9/10/18		109	97,315
US Airways Group, Inc., Term Loan, 2.70%, 3/21/14		815	812,669
			2,692,985
Auto Components — 3.6%
Autoparts Holdings Ltd., First Lien Term Loan, 6.50%, 7/28/17		642	645,617
Federal-Mogul Corp.:
Term Loan B, 2.14%, 12/29/14		1,293	1,203,326
Term Loan C, 2.14%, 12/28/15		542	504,073
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/19		1,150	1,154,313
Schaeffler AG, Term Loan B2, 6.00%, 1/27/17		420	419,895
Transtar Holding Co., First Lien Term Loan, 5.50%, 10/09/18		494	498,700
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		343	343,751
			4,769,675
Biotechnology — 0.5%
Grifols, Inc., Term Loan B, 4.25%, 6/01/17		634	636,869
Floating Rate Loan Interests (b)		Par (000)	Value
Building Products — 1.8%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18	USD	760	$760,256
CPG International, Inc., Term Loan, 5.75%, 9/18/19		818	824,085
Wilsonart International Holdings LLC, Term Loan B, 5.50%, 10/31/19		800	808,400
			2,392,741
Capital Markets — 1.7%
American Capital Holdings, Inc., Term Loan, 5.50%, 8/22/16		603	609,030
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17		370	371,725
Nuveen Investments, Inc.:
Extended First Lien Term Loan, 5.70%—5.81%, 5/13/17		391	395,604
Extended Term Loan, 5.70% – 5.81%, 5/12/17		637	645,901
Incremental Term Loan, 7.25%, 5/13/17		115	115,575
Second Lien Term Loan, 8.25%, 2/28/19		147	149,940
			2,287,775
Chemicals — 4.5%
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		604	598,353
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		655	659,912
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		483	486,978
General Chemical Corp., Term Loan, 5.00% – 5.75% 10/06/15		356	357,102
INEOS US Finance LLC:
3 Year Term Loan, 5.50%, 5/04/15		89	90,978
6 Year Term Loan, 6.50%, 5/04/18		365	372,053
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		590	587,971
Tronox Pigments (Netherlands) BV, Term Loan B, 4.25%, 2/08/18		602	601,209
Univar, Inc., Term Loan B, 5.00%, 6/30/17		412	410,129
US Coatings Acquisition, Inc.:
Term Loan, 4.75%, 2/03/20		1,510	1,528,331
Term Loan B, 5.25%, 2/03/20	EUR	145	191,232
			5,884,248
Commercial Banks — 0.5%
Everest Acquisition LLC, Term Loan B1, 5.00%, 5/24/18	USD	660	665,537
Commercial Services & Supplies — 5.5%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/19		605	609,885
ADS Waste Holdings, Inc., Term Loan B, 5.25%, 10/09/19		1,305	1,306,227
Altegrity, Inc.:
Term Loan, 3.20%, 2/21/15		225	217,125
Tranche D Term Loan, Tranche D Term Loan, 7.75%, 2/20/15		279	279,288
ARAMARK Corp.:
Extended Synthetic LC, 3.46%, 7/26/16		9	9,420
Extended Term Loan B, 3.45%, 7/26/16		211	211,797
Extended Term Loan C, 3.45% – 3.56%, 7/26/16		116	116,936
Letter of Credit, 3.46%, 7/26/16		14	13,929
AWAS Finance Luxembourg 2012 SA, Term Loan, 4.75%, 7/16/18		309	314,013
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		327	329,269
Delos Aircraft, Inc., Term Loan 2, 4.75%, 4/12/16		825	829,810
Garda World Security Corp., Term Loan B, 4.50%, 11/13/19		165	166,131
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17		1,182	1,193,820
Progressive Waste Solutions Ltd., Term Loan B, 3.50%, 10/24/19		315	317,756
Protection One, Inc., Term Loan, 5.75%, 3/21/19		561	565,669
WEST Corp., Term Loan B8, 5.75%, 2/07/18		690	692,015
			7,173,090

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Communications Equipment — 4.0%
Alcatel-Lucent:
Term Loan B, 6.25%, 7/29/16	USD	440	$444,598
Term Loan C, 7.25%, 1/31/19		755	763,305
Term Loan D, 7.75%, 1/31/19	EUR	245	320,704
Arris Group, Inc., Term Loan B, 3.50%, 2/07/20	USD	175	174,617
Avaya, Inc.:
Extended Term Loan B3, 4.79%, 10/26/17		182	169,600
Term Loan B5, 8.00%, 3/30/18		121	121,268
CommScope, Inc., Term Loan, 4.25%, 1/12/18		810	813,413
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19		380	384,275
Zayo Group, LLC Refinancing, Term Loan B, 5.25%, 7/12/19		2,075	2,081,317
			5,273,097
Construction & Engineering — 1.5%
BakerCorp International, Inc., Term Loan B, 5.00%, 2/14/20		360	360,486
Centaur LLC:
First Lien Term Loan, 8.75%, 2/15/19		570	570,359
Second Lien Term Loan, 8.75%, 2/15/20		280	284,200
Safway Services LLC, First Out Term Loan, 9.00%, 12/16/17		750	750,000
			1,965,045
Construction Materials — 1.9%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		2,537	2,544,124
Consumer Finance — 0.8%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		1,060	1,063,752
Containers & Packaging — 0.5%
Berry Plastics Holding Corp., Term Loan C, 2.20%, 4/03/15		247	247,223
Sealed Air Corp., Term Loan, 4.00%, 10/03/18		379	383,567
			630,790
Distributors — 0.4%
Crossmark Holdings, Inc., Term Loan, 4.50%, 1/31/20		235	235,099
VWR Funding, Inc., Extended Term Loan B, 4.54%, 4/03/17		280	282,013
			517,112
Diversified Consumer Services — 2.9%
Bright Horizons Family, Inc., Term Loan B, 4.00%, 1/16/20		645	648,225
Coinmach Service Corp.:
Delayed Draw Term Loan, 3.21%, 11/20/14		241	235,188
Term Loan B, 3.21%, 11/20/14		886	866,304
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		113	96,946
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		692	695,924
ServiceMaster Co., Term Loan, 2.70%, 4/01/17		870	867,048
Weight Watchers International, Inc., Term Loan F, 4.00%, 3/15/19		350	351,441
			3,761,076
Diversified Financial Services — 1.9%
Reynolds Group Holdings Inc., Dollar Term Loan, 4.75%, 9/28/18		1,416	1,432,088
Telesat LLC, Term Loan B, 4.25%, 3/28/19		741	746,464
WMG Acquisition Corp., Term Loan, 5.25%, 11/01/18		370	374,162
			2,552,714
Diversified Telecommunication Services — 4.9%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18		880	888,527
Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Telecommunication Services (concluded)
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/28/17	USD	529	$538,588
Integra Telecom, Inc.:
Second Lien Term Loan, 9.75%, 2/15/20		245	250,513
Term Loan, 9.25%, 2/15/19		465	470,115
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		668	675,844
2019 Term Loan B, 5.25%, 8/01/19		650	656,636
Term Loan, 4.75%, 8/01/19		1,735	1,748,880
Syniverse Holdings, Inc., Delayed Draw Term Loan, 4.00%, 4/23/19		460	459,425
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		738	736,072
			6,424,600
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17		503	503,994
Energy Equipment & Services — 2.2%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		542	559,344
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		632	657,214
MEG Energy Corp., Term Loan, 3.75%, 3/20/20		965	967,413
Tervita Corp., Incremental Term Loan, 3.20%, 5/01/18		450	452,322
Unifrax I LLC/Unifrax Holding Co., Term Loan, 4.25%, 11/28/18		220	221,454
			2,857,747
Food & Staples Retailing — 2.2%
Alliance Boots Holdings Ltd., Term Loan B1, 3.49%, 7/09/15	GBP	900	1,337,192
Pilot Travel Centers LLC, Term Loan B2, 4.25%, 8/07/19	USD	484	488,171
Rite Aid Corp.:
Second Lien Term Loan, 5.75%, 7/07/20		235	240,353
Term Loan 6, 4.00%, 2/21/20		225	225,434
Supervalu, Inc., Term Loan B, 6.25%, 2/05/18		520	525,850
			2,817,000
Food Products — 2.2%
Advance Pierre Foods, Inc., Term Loan, 5.75%, 7/10/17		545	551,643
Del Monte Foods Co., Term Loan, 4.50%, 3/08/18		888	890,600
Michael Foods Group, Inc., Term Loan, 4.25%, 2/23/18		170	171,447
Pinnacle Foods Finance LLC:
Extended Term Loan B, 3.70%, 10/03/16		39	39,647
Term Loan E, 4.75%, 10/17/18		499	503,916
Solvest Ltd. (Dole):
Term Loan B-2, 5.00% – 6.00%, 7/06/18		278	277,699
Term Loan C-2, 5.00% – 6.00%, 7/06/18		497	496,935
			2,931,887
Health Care Equipment & Supplies — 4.6%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		1,323	1,333,116
Biomet, Inc., Extended Term Loan B, 3.95% – 4.06%, 7/25/17		465	468,037
BSN Medical Acquisition Holding GmbH, Term Loan B, 5.00%, 8/28/19		385	386,540
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		352	352,338
DJO Finance LLC:
Extended Term Loan B2, 5.20%, 11/01/16		189	190,044
Term Loan B3, 6.25%, 9/15/17		1,052	1,060,604
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		1,118	1,129,784
IASIS Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		96	96,807
Immucor, Inc., Term Loan B1, 5.00%, 8/18/18		815	813,700
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		214	218,738
			6,049,708

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	13

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services — 5.5%
American Renal Holdings Co., Inc.:
First Lien Term Loan, 4.00%, 8/14/19	USD	660	$658,350
Second Lien Term Loan, 8.50%, 2/14/20		410	408,975
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		265	268,644
CHG Buyer Corp., First Lien Term Loan, 5.00%, 11/22/19		459	464,248
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16		581	586,854
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		1,006	1,012,918
Term Loan B2, 4.00%, 11/01/19		630	634,523
Emergency Medical Services Corp., Term Loan, 4.00%, 5/25/18		631	631,973
Genesis HealthCare Corp., Term Loan B, 10.00%—10.75%, 9/25/17		215	210,223
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		411	402,796
Term Loan A, 8.50%, 3/02/15		273	270,586
HCA, Inc., Extended Term Loan B3, 3.45%, 5/01/18		235	236,074
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16		170	167,084
Incremental Term Loan B-3, 7.75%, 5/15/18		219	215,289
Medpace, Inc., Term Loan, 6.50% – 7.25%, 6/16/17		507	504,742
US Renal Care, Inc., First Lien Term Loan, 6.25%, 7/02/19		512	519,471
Vanguard Health Holding Co. II LLC (Vanguard Health Systems, Inc.), Term Loan B, 5.00%, 1/29/16		59	59,476
			7,252,226
Health Care Technology — 1.5%
IMS Health, Inc., Term Loan B, 3.75%, 8/25/17		752	753,490
Kinetic Concepts, Inc., Term Loan C1, 5.50% – 6.50%, 5/04/18		921	932,803
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		285	286,662
			1,972,955
Hotels, Restaurants & Leisure — 7.7%
Alpha D2 Ltd., Extended Term Loan B2, 6.00%, 4/30/19		606	613,101
Boyd Gaming Corp., Incremental Term Loan, 6.00%, 12/17/15		375	377,971
Caesars Entertainment Operating Co., Inc.:
Term Loan, 9.25%, 4/25/17		320	326,400
Term Loan B1, 3.20%, 1/28/15		632	630,520
Golden Living, Term Loan, 5.00%, 5/04/18		366	350,674
Harrah’s Property Co., Mezzanine Term Loan, 3.69%, 2/13/14		1,333	1,226,084
MGM Resorts International, Term Loan B, 4.25%, 12/20/19		775	783,912
OSI Restaurant Partners LLC, Term Loan B, 4.75%, 10/24/19		580	587,313
Sabre, Inc., Term Loan B, 5.25%, 2/01/19		320	319,773
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.00%, 8/17/17		426	428,265
Six Flags Theme Parks, Inc., Term Loan B, 4.00% – 5.25%, 12/20/18		342	345,835
Station Casinos, Inc.:
2011 Term Loan B2, 6.25%, 6/17/16		95	94,209
Term Loan B, 5.50%, 9/27/19		793	797,636
Term Loan B, 5.00%, 2/13/20		1,200	1,210,000
Term Loan B1, 3.20%, 6/17/16		351	353,660
Twin River Worldwide Holdings, Inc., Term Loan, 8.50%, 11/05/15		484	486,965
Wendy’s International, Inc., Term Loan B, 4.75%, 5/15/19		1,082	1,091,346
			10,023,664
Floating Rate Loan Interests (b)		Par (000)	Value
Household Products — 1.1%
Prestige Brands, Inc., Term Loan, 5.25%—6.25%, 1/31/19	USD	469	$471,231
Spectrum Brands, Inc., Term Loan, 4.50%, 12/17/19		955	966,536
			1,437,767
Independent Power Producers & Energy Traders — 0.8%
The AES Corp., Term Loan, 4.25%, 6/01/18		768	771,095
Calpine Corp., Term Loan B1, 4.50%, 4/02/18		214	215,171
			986,266
Industrial Conglomerates — 1.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		1,496	1,513,545
Insurance — 1.6%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		425	428,187
Asurion LLC, Term Loan B1, 5.50%, 5/24/19		305	305,891
CNO Financial Group, Inc.:
Term Loan B-1, 4.25%, 9/28/16		390	392,421
Term Loan B-2, 5.00%, 9/20/18		536	541,495
Cunningham Lindsey Group, Inc., Term Loan B, 5.00%, 12/10/19		370	374,625
			2,042,619
Internet Software & Services — 0.4%
Web.com Group, Inc., Term Loan B, 5.50%, 10/27/17		521	525,454
IT Services — 5.9%
CCC Information Services, Inc., Term Loan, 5.25%, 12/20/19		215	216,290
Ceridian Corp., Extended Term Loan, 5.95%, 5/09/17		954	964,859
First Data Corp.:
2018 Add-on Term Loan, 5.20%, 9/24/18		595	594,732
Extended 2018 Term Loan B, 4.20%, 3/23/18		2,910	2,872,851
Genpact International, Inc., Term Loan B, 4.25%, 8/30/19		808	816,055
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18		272	246,696
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		74	73,914
SunGard Data Systems, Inc., Term Loan D, 4.50%, 1/31/20		590	594,425
TransUnion LLC, Term Loan B, 5.50%, 2/12/18		1,259	1,266,628
			7,646,450
Leisure Equipment & Products — 0.5%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		192	192,013
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		413	411,632
			603,645
Life Sciences Tools & Services — 0.2%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		274	277,399
Machinery — 2.7%
Alliance Laundry Systems LLC:
First Lien Term Loan, 5.50%, 12/07/18		230	230,934
Second Lien Term Loan, 9.50%, 12/10/19		131	133,200
Dematic S.A., Term Loan, 5.25%, 12/27/19		570	573,739
Intelligrated, Inc., First Lien Term Loan, 4.50% – 6.75%, 7/30/18		399	399,000
Rexnord Corp., Term Loan B, 4.50%, 4/02/18		312	313,802
Silver II US Holdings LLC, First Lein Term Loan, 4.75%, 12/05/19		650	650,000
Terex Corp. Term Loan B:
4.50%, 4/28/17		598	603,504
5.00%, 4/28/17	EUR	59	77,573
Wabash National Corp., Term Loan B, 6.00%, 5/02/19	USD	516	519,316
			3,501,068

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Media — 15.8%
AMC Entertainment, Inc., Term Loan B3, 3.75%, 2/22/18	USD	322	$324,002
BBHI Acquisition LLC, Term Loan B, 4.50%, 12/14/17		626	627,806
Capsugel Holdings US, Inc., Term Loan B, 4.75%, 8/01/18		541	546,296
Catalina Marketing Corp., Extended Term Loan B, 5.70%, 9/29/17		508	508,623
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.71%, 7/03/14		227	177,448
Tranche 1 Incremental, 7.50%, 7/03/14		367	292,047
Charter Communications Operating LLC:
Extended Term Loan C, 3.46%, 9/06/16		538	540,169
Term Loan D, 4.00%, 5/15/19		313	315,128
Clarke American Corp., Term Facility B, 2.70%, 6/30/14		89	88,250
Clear Channel Communications, Inc.:
Term Loan B, 3.85%, 1/29/16		1,472	1,258,645
Term Loan C, 3.85%, 1/29/16		167	141,178
Cumulus Media, Inc., First Lien Term Loan, 4.50%, 9/17/18		609	614,132
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		358	362,051
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17		693	701,235
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		515	519,007
Gray Television, Inc., Term Loan B, 4.75%, 10/15/19		612	617,981
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 7.25%, 6/01/18		432	433,896
Hubbard Broadcasting, Term Loan B, 4.50%, 4/28/17		403	406,430
Intelsat Jackson Holdings SA, Term Loan B1, 4.50%, 4/02/18		2,357	2,379,334
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		1,312	1,313,613
Kabel Deutschland GmbH, Term Loan F1, 3.50%, 2/01/19		770	771,240
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG):
Term Loan B, 2.62%, 3/06/15	EUR	460	591,572
Term Loan C, 3.00%, 3/04/16		460	594,578
Mediacom LLC, Term Loan E, 4.50%, 10/23/17	USD	488	487,500
NEP Supershooters LP:
First Lien Term Loan, 5.25%, 1/18/20		330	330,927
Second Lien Term Loan, 9.50%, 8/18/20		230	235,750
Term Loan, 4.75%, 1/18/20		330	330,825
Nielsen Finance LLC, Class B Term Loan, 3.95%, 5/02/16		627	628,702
Sinclair Television Group, Inc., Term Loan B, 4.00%, 10/28/16		295	296,392
Univision Communications, Inc., Extended Term Loan, 4.45%, 3/31/17		770	770,328
UPC Broadband Holding BV, Term Loan U, 4.12%, 12/29/17	EUR	196	255,508
UPC Financing Partnership, Term Loan T, 3.70%, 12/30/16	USD	80	80,186
Virgin Media Investment Holdings:
Term Loan B, 4.50%, 2/15/20	GBP	650	982,227
Term Loan B, 3.50%, 2/17/20	USD	935	929,418
WC Luxco Sarl, Term Loan B-3, 4.25%, 3/15/18		184	185,822
Weather Channel, Term Loan B, 4.25%, 2/07/17		406	409,055
WideOpenWest Finance LLC, First Lien Term Loan, 6.25%, 7/17/18		517	523,479
			20,570,780
Metals & Mining — 5.0%
Ameriforge Group, Inc.:
First Lien Term Loan, 5.00%, 12/19/19		375	378,517
Second Lien Term Loan, 8.75%, 12/18/20		185	187,544
Floating Rate Loan Interests (b)		Par (000)	Value
Metals & Mining (concluded)
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18	USD	517	$527,748
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		1,865	1,887,672
Metals USA, Inc., Term Loan, 6.25%, 11/15/19		455	455,569
Novelis, Inc., Term Loan, 4.00%, 3/10/17		1,154	1,154,923
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		137	136,844
Walter Energy, Inc., Term Loan B, 5.75%, 4/02/18		1,141	1,143,299
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		648	668,231
			6,540,347
Multiline Retail — 3.7%
99¢ Only Stores, Term Loan, 5.25%, 1/11/19		460	462,863
Apex Tool Group LLC, Term Loan B, 4.50%, 1/28/20		485	489,763
BJ’s Wholesale Club, Inc.:
First Lien Term Loan, 5.75%, 9/13/19		414	414,223
Second Lien Term Loan, 9.75%, 3/26/20		285	294,442
Dollar General Corp., Tranche B-2 Term Loan, 2.95%, 7/07/14		316	315,982
HEMA Holding BV, Second Lien Term Loan, 5.12%, 1/05/17	EUR	1,800	2,133,790
The Neiman Marcus Group, Inc., Extended Term Loan, 4.00%, 5/16/18	USD	690	689,773
			4,800,836
Oil, Gas & Consumable Fuels — 4.0%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		985	1,005,419
Gibson Energy ULC, Term Loan B, 4.75%, 6/15/18		738	745,191
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		447	451,564
Plains Exploration & Production, 7-Year Term Loan B, 4.00%, 11/30/19		900	901,503
Samson Investment Co., Second Lien Term Loan, 6.00%, 9/25/18		295	297,767
Tesoro Corp., Term Loan B, 2.55%, 1/30/16		540	544,725
Vantage Drilling Co., Term Loan, 6.25%, 10/26/17		1,299	1,305,056
			5,251,225
Pharmaceuticals — 4.8%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,109	1,111,559
Par Pharmaceutical, Term Loan B, 4.25%, 9/28/19		1,302	1,300,110
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		1,392	1,399,405
Quintiles Transnational Corp., Term Loan B, 4.50%, 6/08/18		577	581,341
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18		89	90,087
Valeant Pharmaceuticals International, Inc. Tranche B:
Series C, 3.50%, 12/11/19		615	617,306
Series D, 3.50%, 2/13/19		665	668,251
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18		102	102,647
Term Loan B-1, 4.25%, 3/15/18		268	270,286
Term Loan B-2, 4.25%, 3/15/18		83	83,562
			6,224,554
Professional Services — 1.7%
Booz Allen Hamilton, Inc., Term Loan B, 4.50%, 7/31/19		643	649,017
Emdeon, Inc., Term Loan B1, 5.00%, 11/02/18		787	796,828
ON Assignment, Inc., Term Loan B, 5.00%, 5/15/19		225	227,184
Truven Health Analytics, Inc., Term Loan B, 5.75%, 6/01/19		602	607,622
			2,280,651
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan, 4.50%, 9/28/17		747	746,984

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	15

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Real Estate Management & Development — 1.5%
Realogy Corp.:
Extended Letter of Credit Loan, 4.46%, 10/10/16	USD	88	$87,748
Extended Synthetic Letter of Credit, 3.23%, 10/10/13		21	21,046
Extended Term Loan, 4.42%, 10/10/16		1,815	1,814,833
			1,923,627
Road & Rail — 0.4%
Genesee & Wyoming, Inc., Term Loan A, 2.70%, 9/29/17		259	258,657
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18		233	233,820
			492,477
Semiconductors & Semiconductor Equipment — 1.8%
Freescale Semiconductor, Inc.:
Extended Term Loan B, 4.45%, 12/01/16		629	628,764
Term Loan, 5.50%, 3/20/20		930	926,280
NXP BV:
Term Loan A-2, 5.50%, 3/03/17		390	397,066
Term Loan C, 4.75%, 1/11/20		435	441,660
			2,393,770
Software — 3.7%
Blackboard, Inc., Term Loan B2, 6.25%, 10/04/18		116	116,595
GCA Services Group, Inc.:
Second Lien Term Loan, 9.25%, 10/22/20		220	217,800
Term Loan B, 5.25%, 11/01/19		440	440,000
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		1,776	1,795,321
Kronos, Inc., Second Lien Term Loan, 9.75%, 4/30/20		345	358,800
RP Crown Parent LLC, First Lien Term Loan, 6.75%, 12/21/18		360	365,177
Sophia LP, Term Loan B, 6.25%, 7/19/18		630	634,602
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19		819	826,333
Term Loan B-2, 5.00%, 6/07/19		85	85,483
			4,840,111
Specialty Retail — 6.8%
Academy Ltd., Term Loan, 4.75%, 8/03/18		792	801,171
Bass Pro Group LLC, Term Loan, 4.00%, 11/20/19		620	623,336
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50%, 2/23/17		152	153,605
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		920	929,430
Equinox Fitness Clubs, First Lien Term Loan, 5.50%, 11/16/19		455	459,550
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		77	74,301
Harbor Freight Tools USA, Inc., Term Loan B, 5.50%, 11/14/17		458	462,277
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/18		284	283,922
Leslie’s Poolmart, Inc., Term Loan B, 2.00% – 5.25%, 10/16/19		741	749,289
Michaels Stores, Inc., Term Loan, 4.81%, 1/31/20		1,025	1,027,275
Party City Holdings, Inc., Term Loan B, 5.75%, 7/26/19		1,370	1,368,972
PETCO Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		980	987,640
Floating Rate Loan Interests (b)		Par (000)	Value
Specialty Retail (concluded)
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18	USD	314	$309,499
Toys ‘R’ Us Delaware, Inc., Term Loan B3, 5.25%, 5/25/18		94	89,102
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19		518	520,992
			8,840,361
Textiles, Apparel & Luxury Goods — 1.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		918	927,243
Phillips-Van Heusen Corp., Term Loan B, 3.25%, 12/19/19		390	393,128
Wolverine Worldwide, Inc., Term Loan B, 4.00%, 7/31/19		496	499,515
			1,819,886
Thrifts & Mortgage Finance — 0.6%
Insight Global, Inc., First Lien Term Loan, 6.00%, 10/31/19		450	451,125
Ocwen Financial Corp., Term Loan, 5.00%, 1/22/18		375	379,530
			830,655
Trading Companies & Distributors — 0.4%
WESCO Distribution, Inc., Term Loan B, 4.50%, 12/12/19		510	514,677
Wireless Telecommunication Services — 2.3%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		490	491,534
MetroPCS Wireless, Inc., Tranche B-2 Term Loan, 4.07%, 11/03/16		757	759,230
Vodafone Americas Finance 2, Inc. (d):
Term Loan, 6.88%, 8/11/15		1,314	1,340,404
Term Loan B, 6.25%, 7/11/16		413	423,844
			3,015,012
Total Floating Rate Loan Interests — 135.6%			177,045,501

Warrants (e)		Shares
Software — 0.0%
HMH Holdings/EduMedia, (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		1	—
Total Warrants — 0.0%			—
Total Long-Term Investments (Cost — $192,279,003) — 149.9%			195,768,037

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (f)(g)		4,275,893	4,275,893
Total Short-Term Securities (Cost — $4,275,893) — 3.3%			4,275,893
Total Investments (Cost — $196,554,896) — 153.2%			200,043,930
Liabilities in Excess of Other Assets — (53.2)%			(69,493,029)
Net Assets — 100.0%			$130,550,901

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)
(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(e)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at February 28, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,326,441	1,949,452	4,275,893	$492

(g)	Represents the current yield as of report date.
•	Foreign currency exchange contracts as of February 28, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	103,386	CAD	102,000	Deutsche Bank AG	4/17/13	$4,580
USD	1,297,555	GBP	810,000	Goldman Sachs Group, Inc.	4/17/13	69,033
USD	240,481	EUR	180,000	BNP Paribas SA	4/23/13	5,396
USD	92,995	EUR	70,000	BNP Paribas SA	4/23/13	1,573
USD	118,401	EUR	89,000	BNP Paribas SA	4/23/13	2,165
USD	63,565	EUR	47,000	Citigroup Inc.	4/23/13	2,181
USD	3,605,745	EUR	2,706,000	Citigroup Inc.	4/23/13	71,629
Total						$156,557

•	Credit default swaps — sold protection outstanding as of February 28, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty/Exchange	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	34	$4,183
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	138	15,462
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	124	20,889
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	49	3,847
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	49	3,847
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	143	9,236
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD	190	9,437
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD	89	(682)
Total							$66,219
[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to the Fund’s most recent financial statements as contained in its semi-annual report.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	17

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)
The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$5,105,830	$5,105,830
Common Stocks	—	$700,836	—	700,836
Corporate Bonds	—	12,915,870	—	12,915,870
Floating Rate Loan Interests	—	163,277,715	13,767,786	177,045,501
Short-Term Securities	$4,275,893	—	—	4,275,893
Unfunded Commitments	—	180	—	180
Total	$4,275,893	$176,894,601	$18,873,616	$200,044,110

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$66,901	—	$66,901
Foreign currency exchange contracts	—	156,557	—	156,557
Liabilities:
Credit contracts	—	(682)	—	(682)
Total	—	$222,776	—	$222,776
[1]	Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$141,316	—	—	$141,316
Liabilities:
Bank overdraft	—	$(313,625)	—	(313,625)
Loans payable	—	(48,000,000)	—	(48,000,000)
Total	$141,316	$(48,313,625)	—	$(48,172,309)

There were no transfers between Level 1 and Level 2 during the six months ended February 28, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of August 31, 2012	$3,427,772	$10,204,028	$13,631,800
Transfers into Level 3[2]	—	2,977,415	2,977,415
Transfers out of Level 3[3]	—	(3,112,046)	(3,112,046)
Accrued discounts/premiums	12,834	13,111	25,945
Net realized gain (loss)	69,456	29,826	99,282
Net change in unrealized appreciation/depreciation[4]	352,013	128,358	480,371
Purchases	2,276,608	5,633,808	7,910,416
Sales	(1,032,853)	(2,106,714)	(3,139,567)
Closing Balance, as of February 28, 2013	$5,105,830	$13,767,786	$18,873,616
[2]	As of August 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of February 28, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $3,112,046 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[3]	As of August 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,977,415 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of February 28, 2013 was $503,059.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Schedule of Investments (concluded)	BlackRock Defined Opportunity Credit Trust (BHL)

The following table summarizes the valuation techniques used and unobservable inputs developed by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of February 28, 2013. The table does not include Level 3 investments with values derived utilizing third party pricing information without adjustment. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments. The value of Level 3 investments derived using third party pricing information is $16,811,868.

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized
Assets:
Floating Rate Loan Interests	$673,382	Discounted Cash Flow	Yield	9.50%
	309,499	Market Comparable Yield Analysis	Yield	8.375%
	1,078,867	Cost[2]	N/A	—
Total	$2,061,748
[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:
Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield	Decrease	Increase
[2]	The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	19

Consolidated Schedule of Investments February 28, 2013 (Unaudited)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1A, Class D, 5.58%, 9/20/23 (a)(b)	USD	1,500	$1,507,500
Anchorage Capital CLO Ltd., Series 2012-1A, Class B, 3.16%, 1/13/25 (a)(b)		1,750	1,678,075
Apidos CDO, Series 2012-11A, Class D, 4.74%, 1/17/23 (a)(b)		675	676,013
Atrium CDO Corp., Series 9A, Class D, 3.96%, 2/28/24 (a)(b)		750	725,250
Carlyle Global Market Strategies (a)(b):
CLO Ltd., Series 2012-4A, Class D, 4.89%, 1/20/25		700	701,050
Series 2013-1A, Class C, 4.29%, 2/14/25		250	250,000
Cavalry CLO Ltd., Series 2A, Class D, 4.38%, 1/17/24 (a)(b)(c)		500	486,750
Cent CLO LP, Series 2013-17A, Class C, 3.79%, 1/30/25 (a)(b)		500	466,050
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.30%, 4/20/23 (a)(b)		950	949,991
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D, 4.50%, 4/17/22 (a)(b)		1,550	1,541,165
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.71%, 9/20/22 (a)(b)		1,500	1,509,000
ING Investment Management (a)(b):
Series 2012-2A, Class D, 4.85%, 10/15/22		1,550	1,553,875
Series 2012-4A, Class C, 4.73%, 10/15/23		700	705,824
LCM XI LP, Series 11A, Class D2, 4.25%, 4/19/22 (a)(b)		1,625	1,608,750
Marea CLO Ltd., Series 2012-1A, Class D, 4.85%, 10/16/23 (a)(b)		1,650	1,658,250
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.56%, 1/15/24 (a)(b)		950	921,500
OZLM Funding Ltd., Class C (a)(b):
Series 2012-2A, 5.08%, 10/30/23		500	504,650
Series 2013-3A, 4.15%, 1/22/25		500	488,850
Race Point VI CLO Ltd., Series 2012-6A, Class D, 4.79%, 5/24/23 (a)(b)		1,075	1,085,320
Regatta Funding LP, Series 2013-2A, Class C, 4.80%, 1/15/25 (a)(b)		500	482,450
Symphony CLO Ltd., Class D (a)(b):
Series 2012-9A, 4.55%, 4/16/22		1,625	1,614,762
Series 2012-10A, 5.55%, 7/23/23		1,500	1,518,750
West CLO Ltd., Series 2012-1A, Class C, 5.05%, 10/30/23 (a)(b)		1,385	1,402,880
Total Asset-Backed Securities — 4.2%			24,036,705

Common Stocks (d)		Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)		23,849	15,621
Diversified Financial Services — 0.3%
Kcad Holdings I Ltd.		217,833,983	1,470,379
Electrical Equipment — 0.0%
Medis Technologies Ltd.		260,833	3
Metals & Mining — 0.0%
Euramax International		468	97,006
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (a)		318,000	1,005,266
Ainsworth Lumber Co. Ltd.		558,853	1,772,072
Western Forest Products, Inc.		84,448	102,361
			2,879,699
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.		1,860	21,836
Common Stocks		Shares	Value
Software — 0.2%
Bankruptcy Management Solutions, Inc.		536	$6
HMH Holdings/EduMedia		64,670	1,185,589
			1,185,595
Total Common Stocks — 1.0%			5,670,139

Corporate Bonds		Par (000)
Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21	USD	335	348,074
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		675	673,313
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 12/17/16		206	228,139
			1,249,526
Auto Components — 0.4%
Icahn Enterprises LP, 8.00%, 1/15/18		2,085	2,233,556
Building Products — 0.1%
Momentive Performance Materials, Inc., 8.88%, 10/15/20		685	702,981
Capital Markets — 0.0%
E*Trade Financial Corp., 0.00%, 8/31/19 (a)(e)(f)		129	134,885
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (a)		55	64,679
			199,564
Chemicals — 0.5%
GEO Specialty Chemicals, Inc., 7.50%, 3/31/15		1,559	2,666,040
Commercial Services & Supplies — 0.3%
ARAMARK Corp., 3.80%, 2/01/15 (b)		275	275,415
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		1,231	1,292,962
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		52	55,900
			1,624,277
Communications Equipment — 0.6%
Avaya, Inc., 7.00%, 4/01/19 (a)		787	751,585
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		1,470	1,642,725
10.13%, 7/01/20		1,095	1,283,888
			3,678,198
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		1,550	1,658,500
Containers & Packaging — 0.1%
Ardagh Packaging Finance Plc, 4.88%, 11/15/22 (a)		292	287,620
Diversified Financial Services — 1.4%
Ally Financial, Inc.:
7.50%, 12/31/13		20	21,000
2.49%, 12/01/14 (b)		1,950	1,954,908
7.50%, 9/15/20		160	193,600
8.00%, 11/01/31		360	452,250
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		4,075	4,207,437
6.88%, 2/15/21		1,305	1,393,088
			8,222,283
Diversified Telecommunication Services — 0.1%
Lynx I Corp., 5.38%, 4/15/21 (a)		700	717,500
Energy Equipment & Services — 0.3%
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		498	515,430
Tervita Corp., 8.00%, 11/15/18 (a)		1,015	1,045,450
			1,560,880
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, 7.75%, 4/15/18		305	303,475

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services — 1.1%
CHS/Community Health Systems, Inc., 5.13%, 8/15/18	USD	1,566	$1,646,257
HCA, Inc., 6.50%, 2/15/20		1,635	1,831,200
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		820	854,850
Tenet Healthcare Corp.:
6.25%, 11/01/18		195	215,963
8.88%, 7/01/19		550	621,500
4.50%, 4/01/21 (a)		1,155	1,139,119
			6,308,889
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		3,540	4,265,700
Hotels, Restaurants & Leisure — 0.7%
Caesars Operating Escrow LLC (a):
9.00%, 2/15/20		291	287,363
9.00%, 2/15/20		1,386	1,368,675
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		948	910,080
Travelport LLC, 4.94%, 9/01/14 (b)		1,330	1,210,300
Tropicana Entertainment LLC, 9.63%, 12/15/14 (d)(g)		120	—
			3,776,418
Household Durables — 0.2%
Beazer Homes USA, Inc., 6.63%, 4/15/18		790	844,312
United Rentals North America, Inc., 5.75%, 7/15/18		350	376,688
			1,221,000
Independent Power Producers & Energy Traders — 1.7%
Calpine Corp., 7.25%, 10/15/17 (a)		1,917	2,039,209
Energy Future Intermediate Holding Co. LLC:
10.00%, 12/01/20		5,790	6,571,650
10.00%, 12/01/20 (a)		1,115	1,257,162
			9,868,021
IT Services — 0.2%
First Data Corp., 6.75%, 11/01/20 (a)		1,075	1,103,219
Media — 1.1%
AMC Networks, Inc., 7.75%, 7/15/21		455	516,425
Checkout Holding Corp., 11.47%, 11/15/15 (a)(f)		860	635,325
Clear Channel Communications, Inc., 9.00%, 12/15/19 (a)(c)		903	839,790
Clear Channel Worldwide Holdings, Inc. (a):
6.50%, 11/15/22		829	866,305
6.50%, 11/15/22		2,240	2,357,600
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		1,120	1,220,800
			6,436,245
Metals & Mining — 0.0%
RathGibson, Inc., 11.25%, 2/15/14 (d)(g)		1,390	—
Oil, Gas & Consumable Fuels — 0.1%
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		635	692,150
Paper & Forest Products — 0.1%
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		685	719,250
Real Estate Management & Development — 0.2%
Realogy Corp., 7.63%, 1/15/20 (a)		730	823,075
Wireless Telecommunication Services — 1.3%
Digicel Group Ltd., 8.25%, 9/01/17 (a)		835	880,925
iPCS, Inc., 2.42%, 5/01/13 (b)		2,000	1,998,000
Sprint Nextel Corp. (a):
9.00%, 11/15/18		1,530	1,897,200
7.00%, 3/01/20		2,410	2,819,700
			7,595,825
Total Corporate Bonds — 11.9%			67,914,192

Floating Rate Loan Interests (b)		Par (000)	Value
Aerospace & Defense — 1.3%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/24/20	USD	2,240	$2,249,094
DynCorp International LLC, Term Loan B, 6.25%, 7/07/16		1,174	1,179,832
The SI Organization, Inc., Term Loan B, 4.50%, 11/22/16		1,703	1,697,755
Spirit Aerosystems, Inc., Term Loan B, 3.75%, 4/18/19		1,588	1,594,622
Transdigm, Inc., Term Loan C, 4.00%, 2/28/20		900	901,692
			7,622,995
Airlines — 2.0%
Delta Air Lines, Inc.:
Term Loan, 3.56%, 9/16/15		1,524	1,425,089
Term Loan B, 4.50%, 4/20/17		4,152	4,187,969
Northwest Airlines, Inc.:
Term Loan, 2.32%, 3/10/17		586	545,566
Term Loan, 2.32%, 3/10/17		1,063	989,653
Term Loan, 1.70%, 9/10/18		483	431,222
Term Loan, 1.70%, 9/10/18		478	426,758
US Airways Group, Inc., Term Loan, 2.70%, 3/21/14		3,570	3,559,690
			11,565,947
Auto Components — 3.6%
Autoparts Holdings Ltd., First Lien Term Loan, 6.50%, 7/28/17		2,864	2,880,446
Federal-Mogul Corp.:
Term Loan B, 2.14%, 12/29/14		5,669	5,274,638
Term Loan C, 2.14%, 12/28/15		2,351	2,185,492
FleetPride Corp., First Lien Term Loan, 5.25%, 11/20/19		1,575	1,593,207
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/19		5,015	5,033,806
GPX International Tire Corp. (d)(g):
Term Loan, 12.25%, 3/30/12		1,097	—
Term Loan, 13.00%, 3/30/12 (h)		18	—
Schaeffler AG, Term Loan B2, 6.00%, 1/27/17		225	224,944
Transtar Holding Co., First Lien Term Loan, 5.50%, 10/09/18		2,145	2,166,071
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		1,470	1,473,219
			20,831,823
Biotechnology — 0.5%
Grifols, Inc., Term Loan B, 4.25%, 6/01/17		2,682	2,695,649
Building Products — 1.9%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18		3,699	3,700,985
CPG International, Inc., Term Loan, 5.75%, 9/18/19		3,601	3,627,982
Wilsonart International Holdings LLC, Term Loan B, 5.50%, 10/31/19		3,455	3,491,278
			10,820,245
Capital Markets — 1.6%
American Capital Holdings, Inc., Term Loan, 5.50%, 8/22/16		2,639	2,665,390
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17		1,609	1,617,243
Nuveen Investments, Inc.:
Extended First Lien Term Loan, 5.70%—5.81%, 5/13/17		1,794	1,815,229
Extended Term Loan, 5.70%—5.81%, 5/12/17		2,216	2,246,320
Incremental Term Loan, 7.25%, 5/13/17		440	442,200
Second Lien Term Loan, 8.25%, 2/28/19		588	599,760
			9,386,142
Chemicals — 5.6%
ADS Waste Holdings, Inc., Term Loan B, 5.25%, 10/09/19		5,720	5,725,377
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		2,510	2,485,636
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		2,555	2,574,163
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		2,091	2,108,557

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	21

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals (concluded)
General Chemical Corp., Term Loan, 5.00%—5.75%, 10/06/15	USD	1,500	$1,506,031
INEOS US Finance LLC:
3 Year Term Loan, 5.50%, 5/04/15		387	394,236
6 Year Term Loan, 6.50%, 5/04/18		1,624	1,657,466
MacDermid, Inc., Tranche C Term Loan, 2.31%, 4/11/14	EUR	929	1,211,132
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD	2,492	2,484,230
Tronox Pigments (Netherlands) BV, Delayed Draw Term Loan B, 4.25%, 2/08/18		2,602	2,599,985
Univar, Inc., Term Loan B, 5.00%, 6/30/17		1,805	1,796,892
US Coatings Acquisition, Inc.:
Term Loan, 4.75%, 2/03/20		6,580	6,659,881
Term Loan B, 5.25%, 2/03/20	EUR	645	850,652
			32,054,238
Commercial Banks — 0.5%
Everest Acquisition LLC, Term Loan B1, 5.00%, 5/24/18	USD	2,880	2,904,163
Commercial Services & Supplies — 4.5%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/19		2,654	2,673,564
Altegrity, Inc.:
Term Loan, 3.20%, 2/21/15		1,055	1,018,075
Tranche D Term Loan, 7.75%, 2/20/15		1,351	1,350,581
ARAMARK Corp.:
Extended Synthetic LC, 3.46%, 7/26/16		32	32,367
Extended Term Loan B, 3.45%, 7/26/16		701	705,074
Extended Term Loan C, 3.45%—3.56%, 7/26/16		400	401,802
Letter of Credit, 3.46%, 7/26/16		46	46,369
AWAS Finance Luxembourg Sarl:
Term Loan, 4.75%, 7/16/18		1,279	1,300,913
Term Loan B, 5.25%, 6/10/16		1,543	1,555,059
Delos Aircraft, Inc., Term Loan 2, 4.75%, 4/12/16		3,800	3,822,154
Garda World Security Corp., Term Loan B, 4.50%, 11/13/19		708	714,868
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17		5,122	5,173,220
Progressive Waste Solutions Ltd., Term Loan B, 3.50%, 10/24/19		1,350	1,361,812
Protection One, Inc., Term Loan, 5.75%, 3/21/19		2,442	2,462,915
WEST Corp., Term Loan B6, 5.75%, 6/29/18		3,005	3,013,775
			25,632,548
Communications Equipment — 3.9%
Alcatel-Lucent:
Term Loan B, 6.25%, 7/29/16		1,910	1,929,959
Term Loan C, 7.25%, 1/31/19		3,285	3,321,135
Term Loan D, 7.75%, 1/31/19	EUR	1,055	1,380,991
Arris Group, Inc., Term Loan B, 3.50%, 2/07/20	USD	770	768,314
Avaya, Inc.:
Extended Term Loan B3, 4.79%, 10/26/17		788	733,363
Term Loan B5, 8.00%, 3/30/18		523	525,763
CommScope, Inc., Term Loan, 4.25%, 1/12/18		3,092	3,105,087
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19		1,730	1,749,463
Telesat Canada, Term Loan A, 4.40%, 3/24/17	CAD	2,500	2,381,818
Zayo Group, LLC, Term Loan B, 5.25%, 7/12/19	USD	6,259	6,279,818
			22,175,711
Construction & Engineering — 1.5%
BakerCorp International, Inc., Term Loan, 5.00%, 2/14/20		1,704	1,708,310
Centaur LLC:
First Lien Term Loan, 8.75%, 2/15/19		2,500	2,501,575
Second Lien Term Loan, 8.75%, 2/15/20		1,230	1,248,450
Safway Services LLC, First Out Term Loan, 9.00%, 12/16/17		3,400	3,400,000
			8,858,335
Floating Rate Loan Interests (b)		Par (000)	Value
Construction Materials — 2.0%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17	USD	11,130	$11,159,228
Consumer Finance — 0.8%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		4,630	4,646,390
Containers & Packaging — 0.3%
Sealed Air Corp., Term Loan, 4.00%, 10/03/18		1,660	1,678,729
Distributors — 0.4%
Crossmark Holdings, Inc., Term Loan, 4.50%, 1/31/20		1,030	1,030,432
VWR Funding, Inc., Extended Term Loan B, 4.54%, 4/03/17		1,210	1,218,700
			2,249,132
Diversified Consumer Services — 2.9%
Bright Horizons Family, Inc., Term Loan B, 4.00%, 1/16/20		2,825	2,839,125
Coinmach Service Corp., Term Loan B, 3.21%, 11/20/14		4,964	4,852,144
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		475	408,601
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		3,008	3,024,102
ServiceMaster Co., Term Loan, 2.70%, 4/01/17		3,810	3,797,073
Weight Watchers International, Inc., Term Loan F, 4.00%, 3/15/19		1,514	1,519,447
			16,440,492
Diversified Financial Services — 1.5%
Reynolds Group Holdings Inc., Dollar Term Loan, 4.75%, 9/28/18		6,189	6,257,819
Telesat LLC, Term Loan B, 4.25%, 3/28/19		781	786,543
WMG Acquisition Corp., Term Loan, 5.25%, 11/01/18		1,600	1,618,000
			8,662,362
Diversified Telecommunication Services — 4.9%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18		3,920	3,957,985
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/28/17		2,758	2,809,802
Integra Telecom, Inc.:
Second Lien Term Loan, 9.75%, 2/15/20		1,070	1,094,075
Term Loan, 9.25%, 2/15/19		2,040	2,062,440
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		2,524	2,552,066
2019 Term Loan B, 5.25%, 8/01/19		2,710	2,737,669
Term Loan, 4.75%, 8/01/19		7,830	7,892,640
Syniverse Holdings, Inc., Delayed Draw Term Loan, 4.00%, 4/23/19		2,000	1,997,500
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		3,101	3,091,504
			28,195,681
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17		2,190	2,193,745
Flextronics International Ltd., Delay Draw:
Term Loan A-2, 2.45%, 10/01/14		13	13,390
Term Loan A-3, 2.45%, 10/01/14		11	11,478
			2,218,613
Energy Equipment & Services — 2.2%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		2,174	2,243,571
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		2,873	2,987,911
MEG Energy Corp., Term Loan B, 3.75%, 3/31/20		4,172	4,182,868
Tervita Corp., Term Loan, 6.50%, 5/01/18		1,980	1,990,217
Unifrax Corp., Term Loan, 4.25%, 11/28/18		965	971,379
			12,375,946

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Food & Staples Retailing — 2.0%
Alliance Boots Holdings Ltd., Term Loan B1, 3.49%, 7/09/15	GBP	3,250	$4,828,748
Pilot Travel Centers LLC, Term Loan B2, 4.25%, 8/07/19	USD	2,115	2,133,859
Rite Aid Corp.:
Second Lien Term Loan, 5.75%, 7/07/20		1,040	1,063,691
Term Loan 6, 4.00%, 2/21/20		875	876,689
Supervalu, Inc., Term Loan B, 6.25%, 2/05/18		2,270	2,295,537
			11,198,524
Food Products — 2.2%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		2,360	2,388,768
Del Monte Foods Co., Term Loan, 4.50%, 3/08/18		3,745	3,758,336
Michael Foods Group, Inc., Term Loan, 4.25%, 2/23/18		653	658,559
Pinnacle Foods Finance LLC:
Extended Term Loan B, 3.70%, 10/03/16		182	183,367
Term Loan E, 4.75%, 10/17/18		2,267	2,288,014
Solvest Ltd. (Dole):
Term Loan B-2, 5.03%, 7/06/18		1,110	1,110,738
Term Loan C-2, 5.00%—6.00%, 7/06/18		1,986	1,987,640
			12,375,422
Health Care Equipment & Supplies — 4.6%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		5,786	5,828,625
Biomet, Inc., Extended Term Loan B, 3.95%—4.06%, 7/25/17		1,914	1,927,587
BSN Medical Acquisition Holding GmbH, Term Loan B1A, 5.00%, 8/28/19		1,680	1,686,720
Capital Safety North America Holdings, Inc., Term Loan, 4.50%, 1/21/19		1,553	1,553,263
DJO Finance LLC:
Extended Term Loan B2, 5.20%, 11/01/16		854	859,722
Term Loan B3, 6.25%, 9/15/17		4,570	4,607,623
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		4,867	4,920,770
IASIS Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		438	440,172
Immucor, Inc., Term Loan B1, 5.75%, 8/18/18		3,590	3,585,212
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		930	951,257
			26,360,951
Health Care Providers & Services — 5.6%
American Renal Holdings Co., Inc.:
First Lien Term Loan, 4.50%, 8/14/19		2,890	2,882,775
Second Lien Term Loan, 8.50%, 2/14/20		1,795	1,790,513
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		1,160	1,175,950
CHG Buyer Corp., First Lien Term Loan, 5.00%, 11/22/19		1,974	1,996,766
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16		2,517	2,543,033
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		3,871	3,899,137
Term Loan B2, 4.00%, 11/01/19		2,745	2,764,709
Emergency Medical Services Corp., Term Loan, 4.00%, 5/25/18		2,758	2,761,843
Genesis HealthCare Corp., Term Loan B, 10.00%—10.75%, 10/25/17		949	929,763
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		1,807	1,768,944
Term Loan A, 8.50%, 3/02/15		1,092	1,082,345
HCA, Inc.:
Extended Term Loan B3, 3.45%, 5/01/18		1,139	1,143,764
Tranche B-2 Term Loan, 3.56%, 3/31/17		827	830,390
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16		708	696,527
Incremental Term Loan B-3, 7.75%, 5/15/18		1,105	1,086,460
Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
Medpace, Inc., Term Loan, 6.50%—7.25%, 6/16/17	USD	2,306	$2,294,282
US Renal Care, Inc., First Lien Term Loan, 6.25%, 7/02/19		2,244	2,274,576
Vanguard Health Holding Co. II LLC (Vanguard Health Systems, Inc.), Term Loan B, 5.00%, 1/29/16		267	267,642
			32,189,419
Health Care Technology — 1.5%
IMS Health, Inc., Tranche B Term Loan, 3.75%, 8/25/17		3,235	3,242,612
Kinetic Concepts, Inc., Term Loan C1, 5.50%, 5/04/18		3,988	4,036,726
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		1,245	1,252,259
			8,531,597
Hotels, Restaurants & Leisure — 7.6%
Alpha D2 Ltd., Extended Term Loan B2, 6.00%, 4/30/19		2,809	2,844,400
Boyd Gaming Corp., Incremental Term Loan, 6.00%, 12/17/15		1,648	1,660,200
Caesars Entertainment Operating Co., Inc.:
Term Loan, 9.25%, 4/25/17		1,389	1,416,780
Term Loan B1, 3.20%, 1/28/15		2,592	2,583,711
Golden Living, Term Loan, 5.00%, 5/04/18		1,638	1,569,269
Harrah’s Property Co., Mezzanine Term Loan, 3.69%, 2/13/14		6,305	5,800,600
MGM Resorts International, Term Loan B, 4.25%, 12/20/19		3,370	3,408,755
OSI Restaurant Partners, LLC, Term Loan B, 4.75%, 10/24/19		2,525	2,556,538
Sabre, Inc., Term Loan B, 5.25%, 2/01/19		1,410	1,408,999
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.00%, 8/17/17		1,867	1,874,349
Six Flags Theme Parks, Inc., Term Loan B, 4.00%—5.25%, 12/20/18		1,317	1,331,978
Station Casinos, Inc.:
2011 Term Loan B2, 6.25%, 6/17/16		465	461,127
Term Loan B, 5.50%, 9/27/19		3,436	3,456,422
Term Loan B, 5.50%, 2/13/20		5,280	5,323,998
Term Loan B1, 3.20%, 6/17/16		1,532	1,544,935
Twin River Worldwide Holdings, Inc., Term Loan, 8.50%, 11/05/15		1,420	1,429,169
Wendy’s International, Inc., Term Loan B, 4.75%, 5/15/19		4,698	4,737,549
			43,408,779
Household Products — 1.1%
Prestige Brands, Inc., Term Loan, 5.25%—6.25%, 1/31/19		2,049	2,059,074
Spectrum Brands, Inc., Term Loan, 4.50%, 12/17/19		4,140	4,190,011
			6,249,085
Independent Power Producers & Energy Traders — 0.7%
The AES Corp., Term Loan, 4.25%, 6/01/18		3,073	3,084,380
Calpine Corp., Term Loan B1, 4.50%, 4/02/18		930	935,745
			4,020,125
Industrial Conglomerates — 1.1%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		6,503	6,577,133
Insurance — 1.6%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		1,840	1,853,800
Asurion LLC, Term Loan B1, 5.50%, 5/24/19		1,345	1,348,928
CNO Financial Group, Inc.:
Term Loan B-1, 4.25%, 9/28/16		1,710	1,722,825
Term Loan B-2, 5.00%, 9/20/18		2,342	2,364,205
Cunningham Lindsey Group, Inc., Term Loan B, 5.00%, 12/10/19		1,600	1,620,000
			8,909,758

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	23

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Internet Software & Services — 0.4%
Web.com Group, Inc., Term Loan B, 5.50%, 10/27/17	USD	2,277	$2,297,669
IT Services — 5.8%
CCC Information Services, Inc., Term Loan, 5.25%, 12/20/19		930	935,580
Ceridian Corp., Extended Term Loan, 5.95%, 5/09/17		4,118	4,163,321
First Data Corp.:
2018 Add-on Term Loan, 5.20%, 9/24/18		2,320	2,318,956
Extended 2018 Term Loan B, 4.20%, 3/23/18		12,624	12,465,416
Genpact International, Inc., Term Loan B, 4.25%, 8/30/19		3,521	3,556,387
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18		1,127	1,021,574
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		409	411,303
SunGard Data Systems, Inc., Term Loan D, 4.50%, 1/31/20		2,560	2,579,200
TransUnion LLC, Term Loan B, 5.50%, 2/12/18		5,519	5,551,588
			33,003,325
Leisure Equipment & Products — 0.6%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		831	830,690
EB Sports Corp., Term Loan, 11.50%, 12/31/15		562	560,527
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		1,790	1,785,430
			3,176,647
Life Sciences Tools & Services — 0.2%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		1,207	1,220,553
Machinery — 2.7%
Alliance Laundry Systems LLC:
First Lien Term Loan, 5.50%, 12/07/18		1,020	1,024,141
Second Lien Term Loan, 9.50%, 12/10/19		573	582,750
Dematic S.A., Term Loan, 5.25%, 12/27/19		2,465	2,481,171
Intelligrated, Inc., First Lien Term Loan, 4.50%, 7/30/18		1,995	1,995,000
Rexnord LLC, Term Loan B, 4.50%, 4/02/18		1,411	1,419,580
Silver II US Holdings LLC, First Lien Term Loan, 4.75%, 12/05/19		2,845	2,845,000
Terex Corp.:
Term Loan B, 4.50%, 4/28/17		2,618	2,643,799
Term Loan B, 5.00%, 4/28/17	EUR	267	349,079
Wabash National Corp., Term Loan B, 6.00%, 5/02/19	USD	2,262	2,277,012
			15,617,532
Media — 15.2%
AMC Entertainment, Inc., Term Loan B3, 3.75%, 2/22/18		1,411	1,420,625
BBHI Acquisition LLC, Term Loan B, 4.50%, 12/14/17		4,681	4,695,379
Capsugel Holdings US, Inc., Term Loan B, 4.75%, 8/01/18		2,375	2,399,000
Catalina Marketing Corp., Extended Term Loan B, 5.70%, 9/29/17		2,217	2,219,965
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.71%, 7/03/14		785	614,010
Tranche 1 Incremental, 7.50%, 7/03/14		1,717	1,364,715
Charter Communications Operating LLC:
Extended Term Loan C, 3.46%, 9/06/16		2,212	2,219,719
Term Loan D, 4.00%, 5/15/19		1,286	1,294,959
Clarke American Corp., Term Facility B, 2.70%, 6/30/14		330	326,387
Clear Channel Communications, Inc.:
Term Loan B, 3.85%, 1/29/16		6,457	5,522,725
Term Loan C, 3.85%, 1/29/16		726	612,984
Cumulus Media, Inc., First Lien Term Loan, 4.50%, 9/17/18		2,627	2,651,252
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		1,965	1,986,250
Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17	USD	3,042	$3,077,362
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		2,235	2,252,388
Gray Television, Inc., Term Loan B, 4.75%, 10/15/19		2,685	2,710,359
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 7.25%, 6/01/18		1,891	1,900,166
Hubbard Broadcasting, Term Loan B, 4.50%, 4/28/17		1,613	1,625,722
Intelsat Jackson Holdings SA, Term Loan B1, 4.50%, 4/02/18		10,968	11,070,655
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		5,841	5,849,294
Kabel Deutschland GmbH, Term Loan F1, 3.50%, 2/01/19		3,320	3,325,345
Lavena Holding 4 GmbH:
Term Loan B, 2.62%, 3/06/15	EUR	912	1,171,098
Term Loan C, 3.00%, 3/04/16		304	392,349
NEP Supershooters LP:
First Lien Term Loan, 5.25%, 1/18/20	USD	1,450	1,454,075
Second Lien Term Loan, 9.50%, 8/18/20		1,000	1,025,000
Term Loan, 4.75%, 1/18/20		1,450	1,453,625
Nielsen Finance LLC, Class B Term Loan, 3.95%, 5/02/16		2,758	2,763,264
Sinclair Television Group, Inc., Term Loan B, 4.00%, 10/28/16		1,487	1,491,415
Univision Communications, Inc., Extended Term Loan, 4.45%, 3/31/17		3,345	3,348,078
UPC Broadband Holding BV, Term Loan U, 4.12%, 12/29/17	EUR	914	1,192,280
UPC Financing Partnership, Term Loan T, 3.70%, 12/30/16	USD	348	349,148
Virgin Media Investment Holdings Ltd., Term Loan B, 4.50%, 2/15/20	GBP	2,840	4,291,576
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 2/17/20	USD	4,085	4,060,613
WC Luxco Sarl, Term Loan B-3, 4.25%, 3/15/18		763	769,833
Weather Channel, Term Loan B, 4.25%, 2/13/17		1,800	1,812,810
WideOpenWest Finance LLC, First Lien Term Loan, 6.25%, 7/17/18		2,254	2,280,156
			86,994,581
Metals & Mining — 4.8%
Ameriforge Group, Inc.:
First Lien Term Loan, 5.00%, 12/19/19		1,640	1,655,383
Second Lien Term Loan, 8.75%, 12/18/20		815	826,206
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18		2,249	2,293,674
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		6,893	6,975,300
Metals USA, Inc., Term Loan, 6.25%, 11/15/19		1,980	1,982,475
Novelis, Inc., Term Loan, 4.00%, 3/10/17		5,026	5,030,610
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		576	577,787
Walter Energy, Inc., Term Loan B, 5.75%, 4/02/18		4,972	4,981,013
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		2,811	2,899,095
			27,221,543
Multiline Retail — 2.5%
99¢ Only Stores, Term Loan, 5.25%, 1/11/19		2,007	2,020,741
Apex Tool Group, LLC, Term Loan B, 4.50%, 1/28/20		2,115	2,135,769
BJ’s Wholesale Club, Inc.:
First Lien Term Loan, 5.75%, 9/13/19		1,800	1,801,622
Second Lien Term Loan, 9.75%, 3/26/20		1,230	1,270,750
Dollar General Corp., Tranche B-2 Term Loan, 2.95%, 7/07/14		1,247	1,248,461

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Multiline Retail (concluded)
HEMA Holding BV:
Second Lien Term Loan, 5.12%, 1/05/17	EUR	1,400	$1,659,615
Term Loan B, 2.12%, 7/06/15		596	740,329
Term Loan C, 2.87%, 7/05/16		596	744,218
The Neiman Marcus Group, Inc., Extended Term Loan, 4.00%, 5/16/18	USD	2,620	2,619,135
			14,240,640
Oil, Gas & Consumable Fuels — 4.0%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		4,285	4,373,828
Gibson Energy ULC, Term Loan B, 4.75%, 6/15/18		3,323	3,353,361
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,991	2,011,182
Plains Exploration & Production, 7-Year Term Loan B, 4.00%, 11/30/19		3,900	3,906,513
Samson Investment Co., Second Lien Term Loan, 6.00%, 9/25/18		1,285	1,297,053
Tesoro Corp., Term Loan B, 2.55%, 1/30/16		2,365	2,385,694
Vantage Drilling Co., Term Loan, 6.25%, 10/26/17		5,653	5,681,705
			23,009,336
Pharmaceuticals — 4.8%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		4,874	4,883,880
Par Pharmaceutical, Term Loan B, 5.00%, 9/30/19		5,696	5,688,605
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		6,062	6,095,631
Quintiles Transnational Corp., Term Loan B, 4.50%, 6/08/18		2,647	2,667,330
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18		401	405,391
Valeant Pharmaceuticals International, Inc.:
Term Loan C, Tranche B, 3.50%, 12/11/19		2,700	2,710,125
Series D, Tranche B, 3.50%, 2/13/19		2,970	2,982,541
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18		421	425,251
Term Loan B-1, 4.25%, 3/15/18		1,110	1,119,757
Term Loan B-2, 4.25%, 3/15/18		343	346,185
			27,324,696
Professional Services — 1.8%
Booz Allen Hamilton, Inc., Term Loan B, 4.50%, 7/31/19		2,813	2,837,563
Emdeon, Inc., Term Loan B1, 5.00%, 11/02/18		3,544	3,585,728
ON Assignment, Inc., Term Loan B, 5.00%, 5/15/19		985	993,930
Truven Health Analytics, Inc., Term Loan B, 5.75%, 6/01/19		2,632	2,656,461
			10,073,682
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan, 4.50%, 9/28/17		3,197	3,198,915
Real Estate Management & Development — 1.4%
Realogy Corp.:
Extended Letter of Credit Loan, 4.46%, 10/10/16		250	249,847
Extended Synthetic Letter of Credit, 3.23%, 10/10/13		93	92,369
Extended Term Loan, 4.42%, 10/10/16		7,541	7,539,391
			7,881,607
Road & Rail — 0.4%
Genesee & Wyoming, Inc., Term Loan A, 2.70%, 10/02/17		1,183	1,183,115
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18		1,022	1,024,831
			2,207,946
Semiconductors & Semiconductor Equipment — 1.8%
Freescale Semiconductor, Inc.:
Extended Term Loan B, 4.45%, 12/01/16		2,732	2,731,921
Term Loan, 5.00%, 3/20/20		4,080	4,063,680
Floating Rate Loan Interests (b)		Par (000)	Value
Semiconductors & Semiconductor Equipment (concluded)
NXP BV:
Term Loan A-2, 5.50%, 3/03/17	USD	1,647	$1,678,367
Term Loan C, 4.75%, 1/11/20		1,845	1,873,247
			10,347,215
Software — 3.7%
Blackboard, Inc., Term Loan B, 6.25%, 10/04/18		497	500,674
GCA Services Group, Inc.:
Second Lien Term Loan, 9.25%, 10/22/20		975	965,250
Term Loan B, 5.25%, 11/01/19		1,920	1,920,000
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		7,761	7,845,101
Kronos, Inc., Second Lien Term Loan, 9.75%, 4/30/20		1,505	1,565,200
RP Crown Parent, LLC, First Lien Term Loan, 6.75%, 12/21/18		1,565	1,587,505
Sophia LP, Term Loan B, 6.25%, 7/19/18		2,757	2,777,602
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19		3,585	3,616,229
Term Loan B-2, 5.00%, 6/07/19		371	374,093
			21,151,654
Specialty Retail — 6.8%
Academy Ltd., Term Loan, 4.75%, 8/03/18		3,465	3,505,122
Bass Pro Group LLC, Term Loan, 4.00%, 11/20/19		2,700	2,714,526
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50%, 2/23/17		620	625,911
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		3,990	4,030,898
Equinox Fitness Clubs, First Lien Term Loan, 5.50%, 11/16/19		1,965	1,984,650
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		161	154,237
Harbor Freight Tools USA, Inc., Term Loan B, 5.50%, 11/14/17		1,995	2,014,925
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/18		1,273	1,275,234
Leslie’s Poolmart, Inc., Term Loan B, 2.00%—5.25%, 10/16/19		3,205	3,240,306
Michaels Stores, Inc., Term Loan, 4.25%, 1/31/20		4,475	4,484,935
Party City Holdings, Inc., Term Loan B, 5.75%, 7/26/19		6,000	5,995,500
PETCO Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		4,269	4,299,701
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		1,367	1,346,076
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		830	787,799
Term Loan B3, 5.25%, 5/25/18		417	393,923
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19		2,269	2,281,180
			39,134,923
Textiles, Apparel & Luxury Goods — 1.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		4,005	4,044,785
PVH Corp., Term Loan B, 3.25%, 12/19/19		1,830	1,844,677
Wolverine Worldwide, Inc., Term Loan B, 4.00%, 7/31/19		2,154	2,170,306
			8,059,768
Thrifts & Mortgage Finance — 0.6%
Insight Global, Inc., First Lien Term Loan, 6.00%, 10/31/19		1,960	1,964,900
Ocwen Financial Corp., Term Loan, 5.00%, 1/22/18		1,645	1,664,872
			3,629,772
Trading Companies & Distributors — 0.4%
WESCO Distribution, Inc., Term Loan B, 4.50%, 12/12/19		2,205	2,225,220
Wireless Telecommunication Services — 2.0%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		2,135	2,141,683
See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	25

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Wireless Telecommunication Services (concluded)
MetroPCS Wireless, Inc.:
Term Loan B-3, 4.00%, 3/16/18	USD	286	$286,624
Tranche B-2 Term Loan, 4.07%, 11/03/16		1,933	1,938,717
Vodafone Americas Finance 2, Inc. (h):
Term Loan, 6.88%, 8/11/15		5,870	5,987,801
Term Loan B, 6.25%, 7/11/16		1,238	1,271,531
			11,626,356
Total Floating Rate Loan Interests — 132.2%			755,638,742

Other Interests (i)	Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A		256	—
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate (d)		9,750	98
Diversified Financial Services — 0.2%
J.G. Wentworth LLC Preferred Equity Interests (d)		1	1,072,295
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (d)		360	4
Household Durables — 0.3%
Stanley Martin, Class B Membership Units (d)		1	1,731,250
Total Other Interests — 0.5%			2,803,647

Trust Preferreds		Shares
Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		54,780	1,448,916
Warrants (j)	Shares	Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc., (Expires 3/31/15)	143,928	$9,283
Software — 0.0%
HMH Holdings/EduMedia, (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	2,406	—
Total Warrants — 0.0%		9,283
Total Long-Term Investments (Cost — $853,488,660) — 150.0%		857,521,624

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (k)(l)	14,430,590	14,430,590
Total Short-Term Securities (Cost — $14,430,590) — 2.5%		14,430,590

Options Purchased
(Cost — $43,022) — 0.0%		—
Total Investments (Cost — $867,962,272) — 152.5%		871,952,214
Liabilities in Excess of Other Assets — (52.5)%		(300,294,664)
Net Assets — 100.0%		$571,657,550

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America Securities LLC	$176,356	$3,670
Citigroup Global Markets, Inc.	$663,434	$13,806
Deutsche Bank Securities, Inc	$486,750	$97

(d)	Non-income producing security.
(e)	Convertible security.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(k)	Investments in issuers considered to be an affiliate of the Fund during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at February 28, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,779,337	12,651,253	14,430,590	$1,622

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

(l)	Represents the current yield as of report date.
•	Foreign currency exchange contracts as of February 28, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	292,000	USD	289,532	Bank of America Corp.	4/17/13	$(6,674)
CAD	384,000	USD	378,335	Citigroup, Inc.	4/17/13	(6,356)
USD	4,173,973	CAD	4,118,000	Deutsche Bank AG	4/17/13	184,889
USD	4,629,549	GBP	2,890,000	Goldman Sachs Group, Inc.	4/17/13	246,299
EUR	426,000	USD	558,241	Citigroup, Inc.	4/23/13	(1,872)
USD	1,959,297	EUR	1,470,000	BNP Paribas SA	4/23/13	39,434
USD	7,075,729	EUR	5,306,000	Citigroup, Inc.	4/23/13	145,937
Total						$601,657

•	Over-the-counter options purchased as of February 28, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs Group, Inc.	Call	USD	942.86	12/14/19	44	—

•	Credit default swaps — sold protection outstanding as of February 28, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	149	$18,163
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	597	67,140
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	538	90,709
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	12/20/15	CCC	USD	1,112	96,600
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	3/20/16	CCC	USD	2,000	99,546
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD	389	(2,961)
Total							$369,197
[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for consolidated financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	27

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Asset-Backed Securities	—	—	$24,036,705	$24,036,705
Common Stocks	$1,896,270	$2,287,861	1,486,008	5,670,139
Corporate Bonds	—	64,338,072	3,576,120	67,914,192
Floating Rate Loan Interests	—	695,100,484	60,538,258	755,638,742
Other Interests	—	—	2,803,647	2,803,647
Preferred Securities	1,448,916	—	—	1,448,916
Warrants	—	—	9,283	9,283
Short-Term Securities	14,430,590	—	—	14,430,590
Unfunded Commitments	—	777	—	777
Total	$17,775,776	$761,727,194	$92,450,021	$871,952,991

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$372,158	—	$372,158
Foreign currency exchange contracts	—	616,559		616,559

Liabilities:
Credit contracts	—	(2,961)	—	(2,961)
Foreign currency exchange contracts	—	(14,902)	—	(14,902)
Total	—	$970,854	—	$970,854
[1]	Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,844,191	—	—	$1,844,191
Foreign currency at value	12,535	—	—	12,535
Cash pledged as collateral for swaps	620,000	—	—	620,000
Liabilities:
Loans payable	—	$(208,000,000)	—	(208,000,000)
Total	$2,476,726	$(208,000,000)	—	$(205,523,274)

There were no transfers between Level 1 and Level 2 during the six months ended February 28, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrant	Total
Assets:
Opening Balance, as of August 31, 2012	$7,043,642	$6,034	$2,355,204	$23,180,519	$835,765	—	$33,421,164
Transfers into Level 3[2]	—	215	—	6,481,543	—	—	6,481,758
Transfers out of Level 3[3]	—	—	—	(6,684,789)	—	—	(6,684,789)
Accrued discounts/premiums	47,027	—	46,401	122,910	—	—	216,338
Net realized gain (loss)	270,089	—	291,984	(329,303)	—	—	232,770
Net change in unrealized appreciation/depreciation[4]	1,475,295	(5,449,635)	(565,100)	1,497,084	(1,280,852)	$9,279	(4,313,929)
Purchases	19,166,762	6,929,394	3,200,581	49,060,785	4,372,036	4	82,729,562
Sales	(3,966,110)	—	(1,752,950)	(12,790,491)	(1,123,302)	—	(19,632,853)
Closing Balance, as of February 28, 2013	$24,036,705	$1,486,008	$3,576,120	$60,538,258	$2,803,647	$9,283	$92,450,021
[2]	As of August 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of February 28, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $6,684,789 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[3]	As of August 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $6,481,544 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[4]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of February 28, 2013 was $(3,374,156).

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of February 28, 2013. The table does not include Level 3 investments with values derived utilizing third party pricing information without adjustment. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments. The value of Level 3 investments derived using third party pricing information is $77,534,994.

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$1,486,000	Market Comparable Companies	EBITDA Multiple	5.25x—6.56x
Corporate Bonds	2,666,040	Market Comparable Companies	EBITDA Multiple	5.25x
Floating Rate Loan Interests	2,851,289	Discounted Cash Flow	Yield	9.50%
	1,346,076	Market Comparable Yield Analysis	Yield	8.375%
	4,825,089	Cost[2]	N/A	—
Other Interests[3]	1,731,250	Discounted Cash Flow	Perpetuity Growth Rate	3.50%
			Free Cash Flow	$25.2—$35.2[4]
			Weighted Cost of Capital	10.90%
Warrant	9,283	Market Comparable Companies	EBITDA Multiple	5.25x
Total	$14,915,027
[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:
Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Free Cash Flow	Increase	Decrease
Perpetuity Growth Rate	Increase	Decrease
Weighted Cost of Capital	Decrease	Increase
Yield	Decrease	Increase
[2]	The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.
[3]	For the six months ended February 28, 2013, the valuation technique for other interests changed from a market approach to an income approach. Market information previously utilized to determine fair value under the market approach no longer applied to this investment. Therefore, the income approach is considered to be a more relevant measure of fair value for this investment.
[4]	Amount is in millions.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	29

Consolidated Schedule of Investments February 28, 2013 (Unaudited)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities — 8.8%
321 Henderson Receivables I LLC (a):
Series 2010-2A, Class A, 4.07%, 1/15/48	USD	1,455	$1,607,985
Series 2010-3A, Class A, 3.82%, 12/15/48		4,130	4,476,454
ACAS CLO Ltd. (a)(b):
Series 2012-1A, Class D, 5.58%, 9/20/23		1,750	1,758,750
Series 2013-1A, Class D, 3.89%, 4/20/25		750	716,250
ALM Loan Funding Ltd., Series 2010-3AR, Class D, 4.54%, 11/20/20 (a)(b)		4,000	4,027,500
Anchorage Capital CLO Ltd., Series 2012-1A, Class B, 3.16%, 1/13/25 (a)(b)		4,000	3,835,600
Apidos CDO XI, Series 2012-11A, Class D, 4.74%, 1/17/23 (a)(b)		1,000	1,001,500
Atrium CDO Corp., Series 9A, Class D, 3.96%, 2/28/24 (a)(b)		750	725,250
Capital One Multi-Asset Execution Trust, Series 4-3C, 6.63%, 4/19/17	GBP	2,650	4,233,964
Carlyle Global Market Strategies, Series 2013-1A, Class C, 4.29%, 2/14/25 (a)(b)	USD	250	250,000
CarMax Auto Owner Trust, Series 2012-3, Class D, 2.29%, 4/15/19		2,530	2,525,525
Cavalry CLO Ltd., Series 2A, Class D, 4.38%, 1/17/24 (a)(b)		500	486,750
Conseco Financial Corp., Series 1995-5, Class M1, 7.65%, 9/15/26 (b)		289	291,408
Countrywide Asset-Backed Certificates (b):
Series 2007-12, Class 2A1, 0.55%, 8/25/47		566	561,395
Series 2007-7, Class 2A2, 0.36%, 10/25/47		2,697	2,642,146
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16 (a)		750	756,150
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (a)		890	896,240
Series 2011-2, Class C, 2.37%, 9/15/15		1,125	1,132,603
Series 2011-2, Class D, 2.86%, 9/15/15		1,145	1,155,179
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.30%, 4/20/23 (a)(b)		1,090	1,089,989
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D, 4.50%, 4/17/22 (a)(b)		1,500	1,491,450
GSAA Trust, Series 2007-3, Class 1A2, 0.37%, 3/25/47 (b)		2,967	1,388,827
ING Investment Management (a)(b):
Series 2012-2A, Class D, 4.85%, 10/15/22		1,800	1,804,500
Series 2012-4A, Class C, 4.73%, 10/15/23		800	806,656
Oak Hill Credit Opportunities Funding, Ltd., 0.68%, 9/13/13 (a)(b)		3,400	3,345,600
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.56%, 1/15/24 (a)(b)		1,050	1,018,500
OZLM Funding Ltd. (a)(b):
Series 2012-2A, Class C, 5.08%, 10/30/23		500	504,650
Series 2013-3A, Class C, 4.15%, 1/22/25		1,000	977,700
Regatta II Funding LP, Series 2013-2A, Class C, 4.80%, 1/15/25 (a)(b)		500	482,450
Santander Consumer Acquired Receivables Trust, Series 2011-S1A, Class D, 3.15%, 8/15/16 (a)		1,987	2,018,112
Santander Drive Auto Receivables Trust (a):
Series 2011-S1A, Class D, 3.10%, 5/15/17		637	639,294
Series 2011-S2A, Class B, 2.06%, 6/15/17		413	416,086
Series 2011-S2A, Class C, 2.86%, 6/15/17		428	431,334
SLC Student Loan Trust, Series 2006-A, Class A4, 0.42%, 1/15/19 (b)		669	668,516
SLM Student Loan Trust, 2.50%, 3/15/47 (a)		2,655	2,524,438
Spirit Issuer Plc, Series A2, 3.22%, 12/28/31 (b)	GBP	1,800	2,184,552
World Financial Network Credit Card Master Trust, Series 2012-C, Class B, 3.57%, 8/15/22	USD	3,000	3,156,927
			58,030,230
Asset-Backed Securities		Par (000)	Value
Interest Only Asset-Backed Securities — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)	USD	10,813	$834,622
Sterling Coofs Trust, Series 2004-1, 2.36%, 4/15/29 (a)		9,691	708,664
			1,543,286
Total Asset-Backed Securities — 9.0%			59,573,516

Common Stocks (c)		Shares
Construction & Engineering — 0.0%
USI United Subcontractors		6,454	6,454
Diversified Financial Services — 0.4%
Kcad Holdings I Ltd.		384,412,912	2,594,787
Hotels, Restaurants & Leisure — 0.2%
BLB Worldwide Holdings, Inc.		51,947	1,120,133
Travelport LLC (d)		176,501	1,765
			1,121,898
Metals & Mining — 0.0%
Euramax International		234	48,493
Paper & Forest Products — 0.2%
NewPage Corp. (d)		13,780	1,171,300
Software — 0.2%
Bankruptcy Management Solutions, Inc.		880	9
HMH Holdings/EduMedia		71,219	1,305,660
			1,305,669
Total Common Stocks — 1.0%			6,248,601

Corporate Bonds		Par (000)
Aerospace & Defense — 0.9%
Bombardier, Inc., 4.25%, 1/15/16 (a)(e)	USD	1,365	1,416,188
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)(e)		1,158	1,149,315
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21 (e)		570	621,300
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17 (e)		1,966	2,169,972
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)(e)		559	574,417
			5,931,192
Airlines — 1.3%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23 (e)		539	560,243
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18 (e)		2,090	2,084,775
Continental Airlines, Inc., 6.75%, 9/15/15 (a)(e)		1,350	1,417,500
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18 (e)		244	270,345
US Airways Pass-Through Trust (e):
Series 2011-1, Class C, 10.88%, 10/22/14		1,333	1,406,750
Series 2012-1, Class C, 9.13%, 10/01/15		2,512	2,687,840
			8,427,453
Auto Components — 1.4%
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)		150	153,000
Icahn Enterprises LP (b)(f):
4.00%, 8/15/13 (a)		4,500	4,511,250
4.00%, 8/15/13		2,305	2,310,762
Jaguar Land Rover Automotive Plc (FKA Jaguar Land Rover Plc), 8.25%, 3/15/20	GBP	554	942,308
Titan International, Inc., 7.88%, 10/01/17	USD	1,330	1,426,425
			9,343,745

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Beverages — 0.2%
Constellation Brands, Inc.:
7.25%, 5/15/17	USD	82	$92,968
6.00%, 5/01/22 (e)		463	505,827
Crown European Holdings SA:
7.13%, 8/15/18 (a)	EUR	440	621,833
7.13%, 8/15/18		66	93,275
			1,313,903
Building Products — 0.7%
Building Materials Corp. of America (a)(e):
7.00%, 2/15/20	USD	1,345	1,455,962
6.75%, 5/01/21		1,030	1,105,963
Momentive Performance Materials, Inc., 8.88%, 10/15/20		530	543,913
USG Corp., 9.75%, 1/15/18		1,390	1,634,987
			4,740,825
Capital Markets — 0.3%
E*Trade Financial Corp., 0.00%, 8/31/19 (a)(f)(g)		249	260,361
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)		431	433,155
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (a)		1,162	1,225,616
			1,919,132
Chemicals — 2.8%
Ashland, Inc., 3.88%, 4/15/18 (a)		675	685,125
Axiall Corp., 4.88%, 5/15/23 (a)(e)		394	399,910
Celanese US Holdings LLC, 5.88%, 6/15/21 (e)		629	687,182
Ciech Group Financing AB, 9.50%, 11/30/19	EUR	180	256,149
Eagle Spinco, Inc., 4.63%, 2/15/21 (a)(e)	USD	837	850,601
Huntsman International LLC:
4.88%, 11/15/20 (e)		1,134	1,122,660
4.88%, 11/15/20 (a)		634	624,490
8.63%, 3/15/21 (e)		655	740,150
INEOS Finance Plc, 7.50%, 5/01/20 (a)(e)		445	479,488
LyondellBasell Industries NV, 5.75%, 4/15/24 (e)		1,790	2,080,875
Nova Chemicals Corp., 8.38%, 11/01/16 (e)		5,500	5,953,750
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)(e)		320	339,200
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (a)		898	987,800
Rockwood Specialties Group, Inc., 4.63%, 10/15/20 (e)		1,330	1,376,550
Tronox Finance LLC, 6.38%, 8/15/20 (a)(e)		1,573	1,563,169
US Coatings Acquisition, Inc./Flash Dutch 2 BV:
5.75%, 2/01/21	EUR	200	266,332
7.38%, 5/01/21 (a)	USD	398	411,930
			18,825,361
Commercial Banks — 3.7%
BNP Paribas SA, 2.38%, 9/14/17 (e)		3,225	3,303,532
CIT Group, Inc. (e):
4.75%, 2/15/15 (a)		1,709	1,798,722
5.00%, 5/15/17		890	946,738
5.50%, 2/15/19 (a)		2,040	2,218,500
HSBC Bank Plc, 3.10%, 5/24/16 (a)(e)		2,560	2,718,441
HSBC Holdings Plc, 6.25%, 3/19/18	EUR	1,000	1,548,721
ING Bank NV, 2.00%, 9/25/15 (a)(e)	USD	3,245	3,300,425
Nordea Bank AB, 4.50%, 3/26/20	EUR	1,020	1,471,099
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 3/15/18 (a)(e)	USD	6,155	6,407,349
Regions Financial Corp., 4.88%, 4/26/13 (e)		907	912,369
			24,625,896
Commercial Services & Supplies — 1.4%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		292	313,900
ARAMARK Holdings Corp. (a):
8.63%, 5/01/16 (h)		890	907,809
5.75%, 3/15/20 (i)		1,462	1,491,240
Aviation Capital Group Corp., 4.63%, 1/31/18 (a)(e)		1,000	1,015,566
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		63	67,725
Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (concluded)
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (a)	USD	375	$379,687
Clean Harbors, Inc., 5.25%, 8/01/20 (e)		607	625,210
Covanta Holding Corp., 6.38%, 10/01/22 (e)		1,130	1,225,299
EC Finance Plc, 9.75%, 8/01/17	EUR	100	141,979
HDTFS, Inc. (a):
5.88%, 10/15/20	USD	435	452,400
6.25%, 10/15/22		605	650,375
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (a)		100	105,875
Mobile Mini, Inc., 7.88%, 12/01/20 (e)		915	1,017,937
Verisure Holding AB:
8.75%, 9/01/18	EUR	311	438,508
8.75%, 12/01/18		111	147,814
West Corp., 8.63%, 10/01/18	USD	165	175,725
			9,157,049
Communications Equipment — 1.7%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (e)(f)		6,670	6,673,335
Avaya, Inc.:
9.75%, 11/01/15 (e)		413	406,289
7.00%, 4/01/19 (a)		437	417,335
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20 (e)		1,800	2,011,500
10.13%, 7/01/20		1,460	1,711,850
			11,220,309
Construction Materials — 1.0%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	154	216,274
HD Supply, Inc. (a):
8.13%, 4/15/19 (e)	USD	3,085	3,474,481
7.50%, 7/15/20		2,374	2,376,968
11.50%, 7/15/20		335	386,088
HeidelbergCement AG, 7.50%, 4/03/20	EUR	64	100,684
			6,554,495
Consumer Finance — 0.9%
Ally Financial, Inc., 3.13%, 1/15/16 (a)(e)	USD	1,500	1,515,330
Ford Motor Credit Co. LLC:
3.88%, 1/15/15 (e)		2,475	2,576,042
7.00%, 4/15/15		400	442,149
Hyundai Capital America, 3.75%, 4/06/16 (a)(e)		1,285	1,362,843
			5,896,364
Containers & Packaging — 0.9%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (a)(e)		299	325,536
7.38%, 10/15/17	EUR	200	283,304
7.38%, 10/15/17 (a)		587	831,498
7.38%, 10/15/17		100	141,652
7.00%, 11/15/20 (a)	USD	982	984,455
4.88%, 11/15/22 (a)		332	327,020
5.00%, 11/15/22	EUR	260	336,897
Berry Plastics Corp.:
4.18%, 9/15/14 (b)	USD	700	700,000
8.25%, 11/15/15 (e)		490	510,678
9.75%, 1/15/21		290	334,950
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	274	358,687
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	96	104,640
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (a)(e)		1,049	1,025,398
			6,264,715
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (a)		874	919,885

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	31

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Diversified Consumer Services — 0.5%
313 Group, Inc. (a):
6.38%, 12/01/19	USD	566	$551,850
8.75%, 12/01/20		1,249	1,233,387
Laureate Education, Inc., 9.25%, 9/01/19 (a)		1,460	1,587,750
			3,372,987
Diversified Financial Services — 5.1%
Aircastle Ltd., 6.25%, 12/01/19 (e)		367	395,442
Ally Financial, Inc. (e):
8.30%, 2/12/15		2,460	2,736,750
7.50%, 9/15/20		1,630	1,972,300
8.00%, 11/01/31		1,330	1,670,812
Banque Paribas, 6.95%, 7/22/13 (e)		2,100	2,145,457
Citigroup, Inc., 5.95% (b)(e)(j)		1,370	1,395,687
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		700	690,375
Co-Operative Group Ltd. (k):
6.88%, 7/08/20	GBP	300	476,961
7.50%, 7/08/26		600	958,472
DPL, Inc.:
6.50%, 10/15/16	USD	70	73,500
7.25%, 10/15/21		185	198,413
Gala Group Finance Plc, 8.88%, 9/01/18	GBP	700	1,146,890
The Goldman Sachs Group, Inc. (e):
6.00%, 5/01/14	USD	1,150	1,217,420
5.13%, 1/15/15		3,515	3,765,553
3.30%, 5/03/15		3,285	3,434,717
Leucadia National Corp., 8.13%, 9/15/15 (e)		1,870	2,113,100
Morgan Stanley, 5.30%, 3/01/13		825	825,000
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19 (e)		995	1,068,381
9.00%, 4/15/19		180	190,800
9.88%, 8/15/19		795	870,525
5.75%, 10/15/20 (e)		1,800	1,858,500
6.88%, 2/15/21 (e)		820	875,350
SLM Corp., Series A, 5.00%, 10/01/13 (e)		150	153,000
Spirit Issuer Plc, 5.86%, 12/28/21	GBP	1,570	2,298,407
WMG Acquisition Corp., 6.00%, 1/15/21 (a)(e)	USD	935	967,725
			33,499,537
Diversified Telecommunication Services — 1.4%
Level 3 Communications, Inc., 8.88%, 6/01/19 (a)		735	793,800
Level 3 Financing, Inc.:
4.21%, 2/15/15 (b)		1,725	1,725,000
8.13%, 7/01/19		3,083	3,360,470
7.00%, 6/01/20 (a)		495	519,750
Lynx I Corp., 5.38%, 4/15/21 (a)(e)		845	866,125
OTE Plc, 7.25%, 2/12/15	EUR	151	198,123
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		271	362,649
6.75%, 8/15/24		397	541,627
Windstream Corp., 8.13%, 8/01/13 (e)	USD	590	605,458
			8,973,002
Electric Utilities — 0.3%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17 (e)		677	750,993
Nisource Finance Corp. (e):
6.40%, 3/15/18		440	528,150
5.25%, 2/15/43		800	848,821
			2,127,964
Electrical Equipment — 0.2%
Belden, Inc., 5.50%, 9/01/22 (a)(e)		510	522,750
Pentair Finance SA, 1.88%, 9/15/17 (a)(e)		371	371,047
Techem GmbH, 6.13%, 10/01/19	EUR	300	416,144
			1,309,941
Corporate Bonds		Par (000)	Value
Energy Equipment & Services — 2.4%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)	USD	1,105	$1,110,525
Compagnie Générale de Géophysique, Veritas (e):
7.75%, 5/15/17		330	340,313
6.50%, 6/01/21		2,115	2,199,600
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)(e)		1,182	1,223,370
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (e)		185	191,013
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20 (e)		375	393,750
MEG Energy Corp. (a)(e):
6.50%, 3/15/21		110	116,050
6.38%, 1/30/23		335	346,725
Oil States International, Inc. (e):
6.50%, 6/01/19		725	775,750
5.13%, 1/15/23 (a)		908	908,000
Peabody Energy Corp. (e):
6.00%, 11/15/18		342	363,375
6.25%, 11/15/21		1,743	1,812,720
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)(e)		535	561,750
Seadrill Ltd., 5.63%, 9/15/17 (a)		2,534	2,565,675
Tervita Corp., 8.00%, 11/15/18 (a)		833	857,990
Transocean, Inc. (e):
4.95%, 11/15/15		1,040	1,131,267
5.05%, 12/15/16		180	200,514
2.50%, 10/15/17		725	734,093
6.00%, 3/15/18		230	263,688
			16,096,168
Food & Staples Retailing — 0.3%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	312	480,420
Rite Aid Corp., 9.25%, 3/15/20 (e)	USD	1,095	1,226,400
Zobele Holding SpA, 7.88%, 2/01/18	EUR	100	132,513
			1,839,333
Food Products — 0.3%
Post Holdings, Inc., 7.38%, 2/15/22 (e)	USD	780	842,400
Smithfield Foods, Inc., 6.63%, 8/15/22 (e)		783	851,512
			1,693,912
Gas Utilities — 0.3%
Florida Gas Transmission Co. LLC, 4.00%, 7/15/15 (a)		2,000	2,125,714
Health Care Equipment & Supplies — 1.5%
Biomet, Inc. (a):
6.50%, 8/01/20		1,720	1,818,900
6.50%, 10/01/20		1,445	1,488,350
CareFusion Corp., 5.13%, 8/01/14 (e)		3,000	3,174,957
DJO Finance LLC:
8.75%, 3/15/18 (e)		413	455,849
7.75%, 4/15/18		540	537,300
9.88%, 4/15/18		500	533,750
Fresenius Medical Care US Finance II, Inc., 5.63%, 7/31/19 (a)		960	1,039,200
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (a)		210	205,800
Teleflex, Inc., 6.88%, 6/01/19 (e)		675	734,062
			9,988,168
Health Care Providers & Services — 3.4%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (e)		995	1,067,137
Care UK Health & Social Care Plc, 9.75%, 8/01/17	GBP	130	198,696
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18 (e)	USD	490	515,113
7.13%, 7/15/20		471	507,503
Crown Newco 3 Plc, 7.00%, 2/15/18	GBP	541	847,398
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22 (e)	USD	939	978,907

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
HCA, Inc. (e):
6.50%, 2/15/20	USD	1,895	$2,122,400
7.88%, 2/15/20		1,896	2,102,190
7.25%, 9/15/20		996	1,105,560
5.88%, 3/15/22		2,390	2,575,225
Hologic, Inc., 6.25%, 8/01/20 (a)(e)		1,289	1,359,895
IASIS Healthcare LLC, 8.38%, 5/15/19		1,030	1,060,900
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		720	750,600
Omnicare, Inc., 7.75%, 6/01/20		1,135	1,259,850
Tenet Healthcare Corp.:
6.25%, 11/01/18 (e)		721	798,507
8.88%, 7/01/19 (e)		1,005	1,135,650
6.75%, 2/01/20		475	508,250
4.50%, 4/01/21 (a)(e)		803	791,959
Vanguard Health Holding Co. II LLC, 7.75%, 2/01/19 (a)		800	857,000
Voyage Care Bondco Plc, 6.50%, 8/01/18	GBP	150	231,540
WellPoint, Inc., 1.25%, 9/10/15 (e)	USD	1,430	1,441,058
			22,215,338
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)(e)		4,300	5,181,500
Hotels, Restaurants & Leisure — 5.7%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20 (a)		149	147,137
Caesars Operating Escrow LLC:
8.50%, 2/15/20 (e)		1,010	984,750
9.00%, 2/15/20 (a)		1,646	1,625,425
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)(e)		370	386,650
Choice Hotels International, Inc., 5.75%, 7/01/22 (e)		240	266,400
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	355	454,201
Enterprise Inns Plc:
6.50%, 12/06/18	GBP	2,232	3,326,800
6.88%, 2/15/21		2,070	2,983,279
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	290	389,968
Hilton Hotels Corp., Mezzanine G, 1.00%, 11/12/15	USD	9,998	9,773,151
MCE Finance Ltd., 5.00%, 2/15/21 (a)(e)		941	941,000
Regal Entertainment Group, 5.75%, 2/01/25		265	259,700
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)(e)		576	564,480
Spirit Issuer Plc:
1.07%, 12/28/28	GBP	3,325	3,846,196
5.47%, 12/28/34 (b)		4,500	5,853,917
Station Casinos LLC:
3.66%, 6/18/18	USD	440	440,000
7.50%, 3/01/21 (a)		1,283	1,291,019
Travelport LLC, 6.31%, 12/01/16 (a)(e)(h)		993	901,529
Tropicana Entertainment LLC, 9.63%, 12/15/14 (c)(d)		375	—
The Unique Pub Finance Co. Plc, Series A4, 5.66%, 6/30/27	GBP	1,686	2,372,310
Wynn Las Vegas LLC, 5.38%, 3/15/22 (e)	USD	888	933,510
			37,741,422
Household Durables — 1.6%
Algeco Scotsman Global Finance Plc, 9.00%, 10/15/18	EUR	630	855,396
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (a)	USD	510	512,550
Beazer Homes USA, Inc., 6.63%, 4/15/18 (e)		910	972,562
Berkline/Benchcraft LLC, 4.50%, 11/03/13 (c)(d)		200	—
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)(e)		925	980,500
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		2,130	2,343,000
Corporate Bonds		Par (000)	Value
Household Durables (concluded)
Libbey Glass, Inc., 6.88%, 5/15/20 (e)	USD	250	$268,125
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	248	361,011
Standard Pacific Corp., 8.38%, 1/15/21 (e)	USD	2,400	2,850,000
United Rentals North America, Inc., 5.75%, 7/15/18 (e)		1,244	1,338,855
			10,481,999
Household Products — 0.2%
Ontex IV SA:
7.50%, 4/15/18	EUR	100	135,777
9.00%, 4/15/19		253	338,562
Spectrum Brands Escrow Corp. (a):
6.38%, 11/15/20	USD	250	265,938
6.63%, 11/15/22		285	307,087
			1,047,364
Independent Power Producers & Energy Traders — 2.8%
The AES Corp.:
7.75%, 10/15/15		1,730	1,937,600
9.75%, 4/15/16 (e)		710	844,900
7.38%, 7/01/21		185	209,050
Calpine Corp. (a)(e):
7.25%, 10/15/17		365	388,269
7.50%, 2/15/21		478	519,825
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (a)		1,015	1,070,825
10.00%, 12/01/20 (a)(e)		2,105	2,373,387
10.00%, 12/01/20		4,415	5,011,025
GenOn REMA LLC (e):
Series B, 9.24%, 7/02/17		656	723,663
Series C, 9.68%, 7/02/26		650	708,500
Laredo Petroleum, Inc.:
9.50%, 2/15/19		630	711,900
7.38%, 5/01/22		515	558,775
NRG Energy, Inc. (e):
7.63%, 1/15/18		2,001	2,293,646
6.63%, 3/15/23 (a)		790	841,350
QEP Resources, Inc., 5.38%, 10/01/22 (e)		476	498,610
			18,691,325
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (a)		1,305	1,314,788
Insurance — 1.4%
Allied World Assurance Co. Holdings, Ltd., 7.50%, 8/01/16 (e)		3,000	3,535,302
American International Group, Inc., 3.00%, 3/20/15 (e)		3,120	3,243,983
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)(e)		304	322,240
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)(e)		750	896,858
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		595	589,050
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	400	604,154
TMF Group Holding B.V., 9.88%, 12/01/19		210	276,907
			9,468,494
Internet Software & Services — 0.1%
Cerved Technologies SpA:
6.38%, 1/15/20		100	129,902
8.00%, 1/15/21		100	126,965
Equinix, Inc., 4.88%, 4/01/20	USD	139	139,000
			395,867
IT Services — 1.2%
Ceridian Corp., 8.88%, 7/15/19 (a)		1,395	1,572,862
Epicor Software Corp., 8.63%, 5/01/19		1,260	1,357,650
First Data Corp.:
7.38%, 6/15/19 (a)(e)		1,175	1,235,219
6.75%, 11/01/20 (a)(e)		1,250	1,282,812
8.25%, 1/15/21 (a)		38	38,855
12.63%, 1/15/21		1,018	1,085,443

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	33

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
IT Services (concluded)
SunGard Data Systems, Inc., 6.63%, 11/01/19 (a)	USD	1,040	$1,068,600
WEX, Inc., 4.75%, 2/01/23 (a)(e)		550	532,125
			8,173,566
Machinery — 1.1%
CNH Capital LLC, 3.88%, 11/01/15 (e)		1,320	1,356,300
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (a)		336	349,440
Terex Corp., 6.00%, 5/15/21 (e)		1,070	1,110,125
Trinseo Materials Operating SCA, 8.75%, 2/01/19 (a)		575	572,844
UR Merger Sub Corp. (e):
7.38%, 5/15/20		805	881,475
7.63%, 4/15/22		2,518	2,788,685
			7,058,869
Media — 4.5%
AMC Networks, Inc. (e):
7.75%, 7/15/21		865	981,775
4.75%, 12/15/22		269	267,991
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(e)		509	402,110
Checkout Holding Corp., 11.49%, 11/15/15 (a)(g)		1,007	743,921
Cinemark USA, Inc., 5.13%, 12/15/22 (a)(e)		206	207,030
Clear Channel Communications, Inc., 9.00%, 12/15/19 (a)(i)		1,017	945,810
Clear Channel Worldwide Holdings, Inc. (e):
6.50%, 11/15/22 (a)		965	1,008,425
6.50%, 11/15/22 (a)		2,608	2,744,920
Series B, 7.63%, 3/15/20		1,045	1,081,575
DIRECTV Holdings LLC, 3.13%, 2/15/16 (e)		3,000	3,144,492
DISH DBS Corp. (e):
7.00%, 10/01/13		1,267	1,306,594
7.13%, 2/01/16		200	222,500
5.88%, 7/15/22		2,025	2,136,375
Intelsat Jackson Holdings SA, 7.25%, 10/15/20		1,660	1,780,350
Intelsat Luxembourg SA:
11.25%, 2/04/17		360	382,500
11.50%, 2/04/17 (h)		280	297,850
Interactive Data Corp., 10.25%, 8/01/18 (e)		2,210	2,505,588
Lynx I Corp., 6.00%, 4/15/21	GBP	1,274	1,985,872
Lynx II Corp., 6.38%, 4/15/23 (a)	USD	200	207,250
The McClatchy Co., 9.00%, 12/15/22 (a)		330	348,975
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)(e)		1,301	1,418,090
Nara Cable Funding Ltd.:
8.88%, 12/01/18	EUR	190	260,457
8.88%, 12/01/18 (a)	USD	200	206,500
ProQuest LLC, 9.00%, 10/15/18 (a)		200	198,500
ProtoStar I Ltd., 18.00%, 10/15/13 (a)(c)(d)(f)		3,454	1,727
Sterling Entertainment Corp., 10.00%, 12/15/19		1,175	1,175,000
Unitymedia Hessen GmbH & Co. KG:
7.50%, 3/15/19		1,440	1,569,600
5.50%, 1/15/23 (a)(e)		720	727,200
Univision Communications, Inc., 6.75%, 9/15/22 (a)		355	383,400
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		1,000	1,067,500
			29,709,877
Metals & Mining — 2.6%
ArcelorMittal:
9.50%, 2/15/15 (e)		1,910	2,155,912
4.25%, 8/05/15 (e)		987	1,021,884
5.00%, 2/25/17		388	403,714
6.13%, 6/01/18 (e)		498	536,992
6.75%, 2/25/22 (e)		400	440,443
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR	495	667,250
FMG Resources August 2006 Property Ltd., 6.38%, 2/01/16 (a)(e)	USD	625	651,563
Corporate Bonds		Par (000)	Value
Metals & Mining (concluded)
Global Brass and Copper, Inc., 9.50%, 6/01/19 (a)	USD	695	$755,812
Kaiser Aluminum Corp., 8.25%, 6/01/20 (e)		510	569,925
New Gold, Inc. (a)(e):
7.00%, 4/15/20		175	189,000
6.25%, 11/15/22		685	720,963
New World Resources NV:
7.88%, 5/01/18	EUR	494	661,375
7.88%, 1/15/21		330	398,519
Novelis, Inc., 8.75%, 12/15/20 (e)	USD	3,875	4,340,000
Perstorp Holding AB, 8.75%, 5/15/17 (a)		290	304,500
Schmolz & Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	365	426,633
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)(e)	USD	555	593,850
Xstrata Canada Financial Corp., 2.85%, 11/10/14 (a)(e)		2,450	2,513,822
			17,352,157
Multiline Retail — 0.3%
Dollar General Corp., 4.13%, 7/15/17 (e)		342	361,665
Dufry Finance SCA, 5.50%, 10/15/20 (a)(e)		1,336	1,392,780
			1,754,445
Oil, Gas & Consumable Fuels — 6.9%
Access Midstream Partners LP:
6.13%, 7/15/22		510	546,975
4.88%, 5/15/23 (e)		510	504,900
BP Capital Markets Plc, 5.25%, 11/07/13		6,000	6,196,752
Chaparral Energy, Inc., 7.63%, 11/15/22		305	330,925
Chesapeake Energy Corp. (e):
6.88%, 11/15/20		405	445,500
6.13%, 2/15/21		620	657,200
Concho Resources, Inc. (e):
6.50%, 1/15/22		221	240,890
5.50%, 10/01/22		265	275,931
CONSOL Energy, Inc., 8.25%, 4/01/20 (e)		1,890	2,083,725
Denbury Resources, Inc., 4.63%, 7/15/23 (e)		994	975,362
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19 (e)		630	686,700
Halcon Resources Corp., 8.88%, 5/15/21 (a)		938	1,008,350
Holly Energy Partners LP, 6.50%, 3/01/20 (a)(e)		215	230,050
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18 (e)		3,215	3,834,717
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (a)(e)		1,285	1,418,208
Kodiak Oil & Gas Corp., 8.13%, 12/01/19		865	973,125
Linn Energy LLC:
6.25%, 11/01/19 (a)(e)		1,030	1,050,600
8.63%, 4/15/20		255	282,094
7.75%, 2/01/21		535	577,800
MarkWest Energy Partners LP (e):
5.50%, 2/15/23		370	388,500
4.50%, 7/15/23		540	527,850
Newfield Exploration Co., 5.63%, 7/01/24 (e)		575	600,875
Oasis Petroleum, Inc.:
7.25%, 2/01/19		380	410,400
6.50%, 11/01/21		410	442,800
Offshore Group Investments Ltd., 11.50%, 8/01/15		1,045	1,139,050
ONEOK Partners LP, 2.00%, 10/01/17 (e)		355	359,632
PBF Holding Co. LLC, 8.25%, 2/15/20 (a)(e)		466	506,775
PDC Energy, Inc., 7.75%, 10/15/22 (a)		475	502,313
PetroBakken Energy Ltd., 8.63%, 2/01/20 (a)		898	915,960
Plains Exploration & Production Co., 6.88%, 2/15/23		1,200	1,383,000
Range Resources Corp. (e):
6.75%, 8/01/20		593	647,853
5.75%, 6/01/21		1,298	1,382,370
5.00%, 8/15/22		742	758,695
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21 (a)(e)		3,612	3,729,390
See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Sabine Pass Liquified Natural Gas LP (e):
7.50%, 11/30/16	USD	4,110	$4,541,550
6.50%, 11/01/20 (a)		745	785,975
SandRidge Energy, Inc., 7.50%, 2/15/23 (e)		1,585	1,660,287
SESI LLC:
6.38%, 5/01/19		755	809,738
7.13%, 12/15/21 (e)		745	825,087
SM Energy Co. (e):
6.50%, 11/15/21		605	657,938
6.50%, 1/01/23		285	308,513
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)(e)		176	183,480
			45,787,835
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		810	872,775
NewPage Corp., 11.38%, 12/31/14 (c)(d)		3,183	—
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (a)(e)		305	341,600
			1,214,375
Pharmaceuticals — 0.3%
Mylan, Inc., 6.00%, 11/15/18 (a)		80	88,109
Valeant Pharmaceuticals International (a)(e):
6.50%, 7/15/16		590	619,869
6.38%, 10/15/20		915	984,769
			1,692,747
Professional Services — 0.1%
La Financiere Atalian SA, 7.25%, 1/15/20	EUR	202	264,117
Truven Health Analytics, Inc., 10.63%, 6/01/20 (a)	USD	540	604,800
			868,917
Real Estate Investment Trusts (REITs) — 0.5%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (a)		634	637,170
Felcor Lodging LP:
6.75%, 6/01/19		1,170	1,257,018
5.63%, 3/01/23 (a)		291	292,819
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21 (e)		1,300	1,438,341
			3,625,348
Real Estate Management & Development — 1.4%
Mattamy Group Corp., 6.50%, 11/15/20 (a)(e)		850	846,812
Punch Taverns Finance Plc, Series A2R, 6.82%, 7/15/20	GBP	1,144	1,748,522
Realogy Corp.:
11.50%, 4/15/17	USD	215	229,244
12.00%, 4/15/17		225	240,188
7.88%, 2/15/19 (a)(e)		1,765	1,919,437
7.63%, 1/15/20 (a)(e)		1,015	1,144,412
9.00%, 1/15/20 (a)(e)		435	499,163
Shea Homes LP, 8.63%, 5/15/19 (e)		2,110	2,342,100
			8,969,878
Road & Rail — 1.0%
Asciano Finance Ltd., 3.13%, 9/23/15 (a)(e)		3,400	3,501,633
The Hertz Corp.:
7.50%, 10/15/18		540	589,950
6.75%, 4/15/19 (a)		405	436,388
7.38%, 1/15/21 (e)		1,675	1,846,687
			6,374,658
Semiconductors & Semiconductor Equipment — 0.1%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (a)		560	572,600
Software — 0.6%
IAC/InterActiveCorp, 4.75%, 12/15/22 (a)(e)		527	515,143
Infor US, Inc., 9.38%, 4/01/19		2,000	2,245,000
Nuance Communications, Inc., 5.38%, 8/15/20 (a)(e)		875	885,937
			3,646,080
Corporate Bonds		Par (000)	Value
Specialty Retail — 1.4%
Claire’s Stores, Inc., 9.00%, 3/15/19 (a)(e)	USD	1,034	$1,147,740
Michaels Stores, Inc., 7.75%, 11/01/18		317	345,926
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(h)		218	225,085
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		599	651,413
Penske Automotive Group, Inc., 5.75%, 10/01/22 (a)		705	737,606
QVC, Inc.:
7.50%, 10/01/19 (a)		410	452,514
7.38%, 10/15/20 (a)		320	354,700
5.13%, 7/02/22		11	11,632
Sally Holdings LLC (e):
6.88%, 11/15/19		920	1,025,800
5.75%, 6/01/22		425	448,906
The Western Union Co., 2.88%, 12/10/17 (e)		4,000	4,021,728
			9,423,050
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 6.88%, 5/01/22 (e)		380	412,775
Tobacco — 0.5%
Reynolds American, Inc., 7.63%, 6/01/16		2,500	2,978,042
Transportation Infrastructure — 0.8%
Aguila 3 SA, 7.88%, 1/31/18 (a)		498	527,880
Federal Express Corp. 2012 Pass Through Trust, 2.63%, 1/15/18 (a)(e)		1,212	1,226,567
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, 5/11/15 (a)(e)		3,372	3,493,796
			5,248,243
Wireless Telecommunication Services — 2.3%
Crown Castle International Corp., 5.25%, 1/15/23 (a)		725	743,125
Crown Castle Towers LLC, 4.52%, 1/15/35 (a)		3,000	3,184,068
Digicel Group Ltd. (a):
8.25%, 9/01/17		1,335	1,408,425
8.25%, 9/30/20		1,215	1,295,797
6.00%, 4/15/21 (i)		1,300	1,296,750
Sprint Capital Corp., 6.88%, 11/15/28 (e)		1,410	1,424,100
Sprint Nextel Corp. (a)(e):
9.00%, 11/15/18		3,070	3,806,800
7.00%, 3/01/20		1,510	1,766,700
Sunrise Communications International SA, 7.00%, 12/31/17	EUR	150	209,737
			15,135,502
Total Corporate Bonds — 71.7%			472,704,111

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.3%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/24/20	USD	1,300	1,305,278
Transdigm, Inc., Term Loan C, 4.00%, 2/28/20		660	661,241
			1,966,519
Airlines — 0.3%
Delta Air Lines, Inc., Term Loan B, 4.50%, 4/20/17		686	692,099
Northwest Airlines, Inc., Term Loan:
2.32%, 3/10/17		338	314,678
2.32%, 3/10/17		613	570,703
1.70%, 9/10/18		278	248,198
1.70%, 9/10/18		276	246,413
US Airways Group, Inc., Term Loan, 2.70%, 3/21/14		145	144,585
			2,216,676
Auto Components — 1.9%
Autoparts Holdings Ltd.:
First Lien Term Loan, 6.50%, 7/28/17		988	993,257
Second Lien Term Loan, 10.50%, 1/29/18		1,500	1,522,500

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	35

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Auto Components (concluded)
Federal-Mogul Corp.:
Term Loan B, 2.14%, 12/29/14	USD	3,109	$2,893,033
Term Loan C, 2.14%, 12/28/15		829	770,761
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/19		2,985	2,996,194
Schaeffler AG, Term Loan B2, 6.00%, 1/27/17		2,135	2,134,466
Transtar Holding Co., First Lien Term Loan, 5.50%, 10/09/18		1,282	1,294,606
			12,604,817
Beverages — 0.0%
Le-Nature’s, Inc., Tranche B Term Loan, 3/01/11 (c)(d)(f)		1,000	100
Biotechnology — 0.1%
Grifols, Inc., Term Loan B, 4.25%, 6/01/17		535	537,393
Building Products — 0.5%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18		1,258	1,258,994
CPG International, Inc., Term Loan, 5.75%, 9/18/19		1,372	1,381,849
United Subcontractors, Inc., First Lien Term Loan, 6.32%, 6/30/15		164	155,423
Wilsonart International Holdings LLC, Term Loan B, 5.50%, 10/31/19		820	828,610
			3,624,876
Capital Markets — 0.6%
American Capital Holdings, Inc., Term Loan, 5.50%, 8/22/16		1,462	1,476,620
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17		932	936,552
Nuveen Investments, Inc.:
Extended First Lien Term Loan, 5.70%—5.81%, 5/13/17		198	199,997
Extended Term Loan, 5.70%—5.81%, 5/12/17		302	305,663
Incremental Term Loan, 7.25%, 5/13/17		580	582,900
Second Lien Term Loan, 8.25%, 2/28/19		685	698,700
			4,200,432
Chemicals — 1.3%
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		1,226	1,214,181
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		500	503,750
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		781	787,672
General Chemical Corp., Term Loan, 5.00%—5.75%, 10/06/15		104	104,451
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18		1,052	1,074,034
MacDermid, Inc., Tranche C Term Loan, 2.31%, 4/11/14	EUR	433	564,417
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD	1,277	1,273,265
Tronox Pigments (Netherlands) BV, Delayed Draw Term Loan B, 4.25%, 2/08/18		688	687,093
US Coatings Acquisition, Inc.:
Term Loan, 4.75%, 2/03/20		2,110	2,135,616
Term Loan B, 5.25%, 2/03/20	EUR	130	171,449
			8,515,928
Commercial Banks — 0.3%
Everest Acquisition LLC, Term Loan B1, 5.00%, 5/24/18	USD	1,690	1,704,179
Commercial Services & Supplies — 1.9%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/19		676	680,801
ADS Waste Holdings, Inc., Term Loan B, 5.25%, 10/09/19		1,655	1,656,556
Altegrity, Inc.:
Term Loan, 3.20%, 2/21/15		955	921,575
Tranche D Term Loan, 7.75%, 2/20/15		1,211	1,211,201
AWAS Finance Luxembourg 2012 SA, Term Loan, 4.75%, 7/16/18		1,318	1,340,787
Floating Rate Loan Interests (b)		Par (000)	Value
Commercial Services & Supplies (concluded)
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16	USD	992	$999,629
Delos Aircraft, Inc., Term Loan 2, 4.75%, 4/12/16		1,450	1,458,454
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17		1,478	1,492,275
Progressive Waste Solutions Ltd., Term Loan B, 3.50%, 10/24/19		785	791,869
Protection One, Inc., Term Loan, 5.75%, 3/21/19		824	830,984
WEST Corp., Term Loan B8, 5.75%, 2/07/18		995	997,905
			12,382,036
Communications Equipment — 1.9%
Alcatel-Lucent:
Term Loan B, 6.25%, 7/29/16		590	596,166
Term Loan C, 7.25%, 1/31/19		3,650	3,690,150
Term Loan D, 7.75%, 1/31/19	EUR	1,235	1,616,610
Avaya, Inc.:
Extended Term Loan B3, 4.79%, 10/26/17	USD	206	191,200
Term Loan B5, 8.00%, 3/30/18		266	267,872
CommScope, Inc., Term Loan, 4.25%, 1/12/18		1,228	1,233,381
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19		620	626,975
Telesat Canada, Term Loan A, 4.40%, 3/28/17	CAD	1,835	1,748,255
Zayo Group, LLC Refinancing, Term Loan B, 5.25%, 7/12/19	USD	2,810	2,818,953
			12,789,562
Construction & Engineering — 0.9%
Centaur LLC:
First Lien Term Loan, 8.75%, 2/15/19		1,445	1,445,910
Second Lien Term Loan, 8.75%, 2/15/20		710	720,650
Safway Services LLC, First Out Term Loan, 9.00%, 12/16/17		3,750	3,750,000
			5,916,560
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		2,328	2,334,493
Consumer Finance — 0.1%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		925	928,274
Containers & Packaging — 0.1%
Sealed Air Corp., Term Loan, 4.00%, 10/03/18		517	523,046
Distributors — 0.1%
Crossmark Holdings, Inc., Term Loan, 4.50%, 1/31/20		385	385,162
VWR Funding, Inc., Extended Term Loan B, 4.54%, 4/03/17		460	463,307
			848,469
Diversified Consumer Services — 1.1%
Bright Horizons Family, Inc., Term Loan B, 4.00%, 1/16/20		785	788,925
Coinmach Service Corp., Term Loan B, 3.21%, 11/20/14		3,277	3,203,356
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		549	472,857
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		1,735	1,744,012
ServiceMaster Co., New Term Loan, 2.70%, 4/01/17		1,295	1,290,606
			7,499,756
Diversified Financial Services — 1.0%
Reynolds Group Holdings Inc., Dollar Term Loan, 4.75%, 9/28/18		2,050	2,072,493
Telesat LLC, Term Loan B, 4.25%, 3/28/19		3,706	3,732,320
WMG Acquisition Corp., Term Loan, 5.25%, 11/01/18		930	940,462
			6,745,275

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Telecommunication Services — 2.0%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18	USD	2,255	$2,276,851
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/28/17		1,751	1,783,436
Integra Telecom, Inc.:
Second Lien Term Loan, 9.75%, 2/15/20		590	603,275
Term Loan, 9.25%, 2/15/19		1,175	1,187,925
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		763	771,672
2019 Term Loan B, 5.25%, 8/01/19		625	631,381
Term Loan, 4.75%, 8/01/19		4,830	4,868,640
Syniverse Holdings, Inc., Delayed Draw Term Loan, 4.00%, 4/23/19		525	524,344
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		494	492,926
			13,140,450
Electric Utilities — 0.0%
TPF Generation Holdings LLC, Synthetic Letter of Credit Deposit, First Lien, 2.21%, 12/13/13		47	47,074
Energy Equipment & Services — 1.3%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		2,012	2,076,701
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		3,247	3,376,896
MEG Energy Corp., Term Loan, 3.75%, 3/20/20		1,320	1,323,300
Tervita Corp., Incremental Term Loan, 3.20%, 5/01/18		1,145	1,150,908
Unifrax I LLC/Unifrax Holding Co., Dollar Term Loan, 4.25%, 11/28/18		555	558,669
			8,486,474
Food & Staples Retailing — 0.3%
Pilot Travel Centers LLC, Term Loan B2, 4.25%, 8/07/19		608	613,988
Rite Aid Corp.:
Second Lien Term Loan, 5.75%, 7/07/20		240	245,467
Term Loan 6, 4.00%, 2/21/20		260	260,502
Supervalu, Inc., Term Loan B, 6.25%, 2/05/18		920	930,350
			2,050,307
Food Products — 0.5%
Advance Pierre Foods, Inc., Term Loan, 5.75%, 7/10/17		785	794,569
Del Monte Foods Co., Term Loan, 4.50%, 3/08/18		918	921,424
Pinnacle Foods Finance LLC, Term Loan E, 4.75%, 10/17/18		1,124	1,134,162
Solvest Ltd. (Dole):
Term Loan B-2, 5.00%—6.00%, 7/06/18		96	96,349
Term Loan C-2, 5.00%—6.00%, 7/06/18		172	172,415
			3,118,919
Health Care Equipment & Supplies — 1.4%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		2,045	2,059,815
BSN Medical Acquisition Holding GmbH, Term Loan B, 5.00%, 8/28/19		700	702,800
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		993	992,500
DJO Finance LLC, Term Loan B3, 6.25%, 9/15/17		2,154	2,171,236
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		1,638	1,656,375
Immucor, Inc., Term Loan B2, 5.00%, 8/18/18		643	641,962
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		856	874,954
			9,099,642
Health Care Providers & Services — 2.2%
American Renal Holdings Co., Inc.:
First Lien Term Loan, 4.50%, 8/14/19		855	852,862
Second Lien Term Loan, 8.50%, 2/14/20		890	887,775
Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18	USD	480	$486,600
CHG Buyer Corp., First Lien Term Loan, 5.00%, 11/22/19		839	848,626
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16		1,258	1,271,516
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		1,960	1,973,994
Emergency Medical Services Corp., Term Loan, 4.00%, 5/25/18		279	279,008
Genesis HealthCare Corp., Term Loan B, 10.00%—10.75%, 9/25/17		1,096	1,074,410
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		2,880	2,819,570
Term Loan A, 8.50%, 3/02/15		478	473,526
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16		55	54,016
Incremental Term Loan B-3, 7.75%, 5/15/18		232	228,498
Medpace, Inc., Term Loan, 6.50%—7.25%, 6/16/17		2,629	2,615,482
US Renal Care, Inc., First Lien Term Loan, 6.25%, 7/02/19		856	867,466
			14,733,349
Health Care Technology — 0.2%
IMS Health, Inc., Tranche B Term Loan, 3.75%, 8/25/17		646	647,912
Kinetic Concepts, Inc., Term Loan C1, 5.50%, 5/04/18		614	621,374
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		365	367,128
			1,636,414
Hotels, Restaurants & Leisure — 3.6%
Alpha D2 Ltd., Extended Term Loan B2, 6.00%, 4/30/19		1,673	1,693,869
Caesars Entertainment Operating Co., Inc., Term Loan B1, 3.20%, 1/28/15		2,197	2,190,228
Golden Living, Term Loan, 5.00%, 5/04/18		1,065	1,020,408
Harrah’s Property Co., Mezzanine Term Loan, 3.69%, 2/13/14		3,811	3,505,936
MGM Resorts International, Term Loan B, 4.25%, 12/20/19		1,970	1,992,655
OSI Restaurant Partners LLC, Term Loan B, 4.75%, 10/24/19		843	853,824
Sabre, Inc., Term Loan B, 5.25%, 2/01/19		570	569,595
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.00%, 8/17/17		825	828,645
Station Casinos, Inc.:
2011 Term Loan B2, 6.25%, 6/17/16		2,355	2,335,383
Term Loan B, 5.50%, 9/27/19		2,010	2,021,681
Term Loan B, 5.00%, 2/13/20		3,735	3,766,124
Travelport Holdings Ltd.:
Extended Tranche A Term Loan, 6.40%, 12/01/16		457	161,522
Extended Tranche B Term Loan, 13.80%, 12/01/16		1,530	142,817
Twin River Worldwide Holdings, Inc., Term Loan, 8.50%, 11/05/15		1,195	1,203,413
Wendy’s International, Inc., Term Loan B, 4.75%, 5/15/19		1,232	1,242,224
			23,528,324
Household Products — 0.3%
Prestige Brands, Inc., Term Loan, 5.25%—6.25%, 1/31/19		680	682,943
Spectrum Brands, Inc., Term Loan, 4.50%, 12/17/19		1,210	1,224,617
			1,907,560
Independent Power Producers & Energy Traders — 0.2%
The AES Corp., Term Loan, 4.25%, 6/01/18		384	385,547
Calpine Corp., Term Loan B1, 4.50%, 4/02/18		1,065	1,070,853
			1,456,400

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	37

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Industrial Conglomerates — 0.4%
Sequa Corp., Term Loan B, 5.25%, 6/19/17	USD	2,635	$2,665,046
Insurance — 0.9%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		1,075	1,083,063
Asurion LLC, Term Loan B1, 5.50%, 5/24/19		1,545	1,549,511
CNO Financial Group, Inc.:
Term Loan B-1, 4.25%, 9/28/16		993	1,000,196
Term Loan B-2, 5.00%, 9/20/18		1,356	1,368,241
Cunningham Lindsey Group, Inc., Term Loan B, 5.00%, 12/10/19		930	941,625
			5,942,636
Internet Software & Services — 0.1%
Web.com Group, Inc., Term Loan B, 5.50%, 10/27/17		947	955,372
IT Services — 2.1%
CCC Information Services, Inc., Term Loan, 5.25%, 12/20/19		310	311,860
Ceridian Corp., Extended Term Loan, 5.95%, 5/09/17		1,084	1,096,227
First Data Corp.:
2018 Add-on Term Loan, 5.20%, 9/24/18		1,805	1,804,188
Extended 2018 Term Loan B, 4.20%, 3/23/18		5,119	5,054,701
Genpact International, Inc., Term Loan B, 4.25%, 8/30/19		1,067	1,077,998
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18		838	759,065
SunGard Data Systems, Inc., Term Loan D, 4.50%, 1/31/20		855	861,412
TransUnion LLC, Term Loan B, 5.50%, 2/12/18		2,597	2,612,471
			13,577,922
Leisure Equipment & Products — 0.1%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		537	537,089
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		398	396,805
			933,894
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		469	474,099
Machinery — 1.5%
Alliance Laundry Systems LLC, First Lien Term Loan, 5.50%, 12/07/18		300	301,218
Dematic S.A., Term Loan, 5.25%, 12/27/19		1,445	1,454,479
Intelligrated, Inc., First Lien Term Loan, 4.50%, 7/30/18		1,097	1,097,250
Rexnord Corp., Term Loan B, 4.50%, 4/02/18		1,473	1,482,030
Silver II US Holdings LLC, First Lien Term Loan, 4.75%, 12/05/19		1,315	1,315,000
Terex Corp., Term Loan B:
4.50%, 4/28/17		988	997,094
5.00%, 4/28/17	EUR	306	400,795
Wabash National Corp., Term Loan B, 6.00%, 5/02/19	USD	2,744	2,762,567
			9,810,433
Media — 5.9%
Capsugel Holdings US, Inc., Term Loan B, 4.75%, 8/01/18		629	635,748
Cengage Learning Acquisitions, Inc., Tranche 1 Incremental, 7.50%, 7/03/14		2,015	1,602,007
Charter Communications Operating LLC:
Extended Term Loan C, 3.46%, 9/06/16		1,566	1,571,114
Term Loan D, 4.00%, 5/15/19		910	916,570
Clear Channel Communications, Inc.:
Term Loan B, 3.85%, 1/29/16		441	377,148
Term Loan C, 3.85%, 1/29/16		834	704,103
Cumulus Media, Inc., First Lien Term Loan, 4.50%, 9/17/18		1,484	1,497,883
Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18	USD	766	$774,386
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17		1,171	1,184,062
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		1,820	1,834,160
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 7.25%, 6/01/18		2,164	2,174,468
Hubbard Broadcasting, Term Loan B, 4.50%, 4/28/17		726	731,575
Intelsat Jackson Holdings SA, Term Loan B1, 4.50%, 4/02/18		4,169	4,208,076
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		2,126	2,129,019
Kabel Deutschland GmbH, Term Loan F1, 3.50%, 2/01/19		3,195	3,200,144
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG):
Term Loan (Second Lien), 4.12%, 9/02/16	EUR	904	1,148,096
Term Loan B, 2.62%, 3/06/15		304	390,366
Term Loan C, 3.00%, 3/04/16		304	392,349
NEP Supershooters LP:
First Lien Term Loan, 5.25%, 1/18/20	USD	840	842,360
Second Lien Term Loan, 9.50%, 8/18/20		595	609,875
Term Loan, 4.75%, 1/18/20		840	842,100
Sinclair Television Group, Inc., Term Loan B, 4.00%, 10/28/16		1,212	1,216,265
Univision Communications, Inc., Extended Term Loan, 4.45%, 3/31/17		2,654	2,656,513
UPC Broadband Holding BV, Term Loan U, 4.12%, 12/29/17	EUR	97	126,369
UPC Financing Partnership, Term Loan T, 3.70%, 12/30/16	USD	355	355,824
Virgin Media Investment Holdings, Term Loan B:
4.50%, 2/15/20	GBP	2,340	3,536,017
3.50%, 2/17/20	USD	2,110	2,097,403
WC Luxco Sarl, Term Loan B-3, 4.25%, 3/15/18		526	530,919
Weather Channel, Term Loan B, 3.50%, 2/07/17		277	277,992
WideOpenWest Finance LLC, First Lien Term Loan, 6.25%, 7/17/18		741	749,985
			39,312,896
Metals & Mining — 1.9%
Ameriforge Group, Inc.:
First Lien Term Loan, 5.00%, 12/19/19		950	958,911
Second Lien Term Loan, 8.75%, 12/18/20		470	476,463
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18		1,298	1,324,444
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		3,007	3,042,859
Metals USA, Inc., Term Loan, 6.25%, 11/15/19		1,155	1,156,444
Novelis, Inc.:
Incremental Term Loan B-2, 4.00%, 3/10/17		961	961,717
Term Loan, 4.00%, 3/10/17		2,930	2,932,739
Walter Energy, Inc., Term Loan B, 5.75%, 4/02/18		298	298,516
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,635	1,685,998
			12,838,091
Multiline Retail — 1.0%
99¢ Only Stores, Term Loan, 5.25%, 1/11/19		796	801,239
Apex Tool Group LLC, Term Loan B, 4.50%, 1/28/20		700	706,874
BJ’s Wholesale Club, Inc.:
First Lien Term Loan, 5.75%, 9/13/19		594	593,887
Second Lien Term Loan, 9.75%, 3/26/20		545	563,056
HEMA Holding BV:
Second Lien Term Loan, 5.12%, 1/05/17	EUR	2,600	3,082,141
Term Loan B, 2.12%, 7/06/15		334	414,584
Term Loan C, 2.87%, 7/05/16		334	416,762
			6,578,543

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Oil, Gas & Consumable Fuels — 2.0%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17	USD	2,595	$2,648,794
Gibson Energy ULC, Term Loan B, 4.75%, 6/15/18		1,229	1,240,734
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		2,022	2,042,118
Plains Exploration & Production, 7-Year Term Loan B, 4.00%, 11/30/19		2,270	2,273,791
Samson Investment Co., Second Lien Term Loan, 6.00%, 9/25/18		740	746,941
Tesoro Corp., Term Loan B, 2.55%, 1/30/16		1,375	1,387,031
Vantage Drilling Co., Term Loan, 6.25%, 10/26/17		3,125	3,141,065
			13,480,474
Pharmaceuticals — 1.2%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,470	1,472,940
Par Pharmaceutical, Term Loan B, 4.25%, 9/28/19		1,970	1,967,600
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		1,719	1,728,568
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18		461	465,448
Valeant Pharmaceuticals International, Inc., Series C, Tranche B, 3.50%, 12/11/19		1,120	1,124,200
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18		291	293,277
Term Loan B-1, 4.25%, 3/15/18		765	772,247
Term Loan B-2, 4.25%, 3/15/18		237	238,748
			8,063,028
Professional Services — 0.6%
Booz Allen Hamilton, Inc., Term Loan B, 4.50%, 7/31/19		1,387	1,398,657
Emdeon, Inc., Term Loan B1, 5.00%, 11/02/18		926	937,445
ON Assignment, Inc., Term Loan B, 5.00%, 5/15/19		515	519,278
Truven Health Analytics, Inc., Term Loan B, 5.75%, 6/01/19		1,184	1,195,156
			4,050,536
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan, 4.50%, 9/28/17		3,244	3,246,483
Real Estate Management & Development — 0.7%
Realogy Corp.:
Extended Letter of Credit Loan, 4.46%, 10/10/16		103	102,664
Extended Term Loan, 4.42%, 10/10/16		4,773	4,771,918
			4,874,582
Road & Rail — 0.1%
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18		640	641,763
Semiconductors & Semiconductor Equipment — 0.6%
Freescale Semiconductor, Inc.:
Extended Term Loan B, 4.45%, 12/01/16		1,137	1,137,128
Term Loan, 5.00%, 3/1/20		1,575	1,568,700
NXP BV:
Term Loan A-2, 5.50%, 3/03/17		399	406,205
Term Loan C, 4.75%, 1/11/20		980	995,004
			4,107,037
Software — 1.1%
Bankruptcy Management Solutions, Inc., Term Loan (First Lien), 7.50%, 8/20/14		2	1,099
GCA Services Group, Inc.:
Second Lien Term Loan, 9.25%, 11/1/20		700	693,000
Term Loan B, 5.25%, 11/01/19		560	560,000
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		1,606	1,623,078
Kronos, Inc., Second Lien Term Loan, 9.75%, 4/30/20		1,170	1,216,800
RP Crown Parent LLC, First Lien Term Loan, 6.75%, 12/21/18		920	933,230
Sophia LP, Term Loan B, 6.25%, 7/19/18		892	898,205
Floating Rate Loan Interests (b)		Par (000)	Value
Software (concluded)
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19	USD	1,233	$1,243,590
Term Loan B-2, 5.00%, 6/07/19		128	128,647
			7,297,649
Specialty Retail — 1.7%
Academy Ltd., Term Loan, 4.75%, 8/03/18		1,782	1,802,634
Bass Pro Group LLC, Term Loan, 4.00%, 11/20/19		840	844,519
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50%, 2/23/17		200	201,723
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		955	964,789
Equinox Fitness Clubs, First Lien Term Loan, 5.50%, 1/31/20		1,140	1,151,400
Harbor Freight Tools USA, Inc., Term Loan B, 5.50%, 11/14/17		527	532,624
Michaels Stores, Inc., Term Loan, 4.81%, 1/31/20		1,425	1,428,163
Party City Holdings, Inc., Term Loan B, 5.75%, 7/26/19		1,800	1,798,650
PETCO Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		1,209	1,218,300
Toys ‘R’ Us Delaware, Inc., Term Loan B3, 5.25%, 5/25/18		615	581,506
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19		540	543,191
			11,067,499
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,265	1,278,092
PVH Corp., Term Loan B, 3.25%, 12/19/19		790	796,336
Wolverine Worldwide, Inc., Term Loan B, 4.00%, 7/31/19		710	714,823
			2,789,251
Thrifts & Mortgage Finance — 0.3%
Insight Global, Inc., First Lien Term Loan, 6.00%, 10/31/19		870	872,175
Ocwen Financial Corp., Term Loan, 5.00%, 1/22/18		815	824,845
			1,697,020
Trading Companies & Distributors — 0.1%
WESCO Distribution, Inc., Term Loan B, 4.50%, 12/12/19		770	777,061
Wireless Telecommunication Services — 1.7%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		1,160	1,163,631
MetroPCS Wireless, Inc., Term Loan B-3, 4.00%, 3/16/18		1,027	1,028,316
Vodafone Americas Finance 2, Inc., Term Loan, 6.88%, 8/11/15 (h)		8,583	8,755,004
			10,946,951
Total Floating Rate Loan Interests — 49.8%			330,671,570

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.8%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.59%, 3/25/37 (b)		1,042	1,027,604
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 3A4, 5.50%, 11/25/35		6,546	5,576,788
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6 5.50%, 9/25/35		2,014	2,003,643
Series 2006-17, Class A2 6.00%, 12/25/36		4,142	3,814,267
Series 2007-HY5, Class 3A1 5.59%, 9/25/37 (b)		2,681	2,457,472
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 2.95%, 10/25/35 (b)		2,258	2,031,254
Morgan Stanley Reremic Trust, Series 2010-R4, Class 4A, 0.47%, 2/26/37 (a)(b)		1,499	1,442,667
			18,353,695

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	39

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 8.1%
Banc of America Commercial Mortgage, Inc. (b):
Series 2007-3, Class A2 5.62%, 6/10/49	USD	386	$385,899
Series 2007-4, Class A4 5.75%, 2/10/51		2,150	2,502,263
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49		284	287,274
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class B 3.74%, 1/10/46		1,110	1,142,454
Series 2013-LC6, Class D 4.29%, 1/10/46 (a)(b)		1,330	1,213,734
Credit Suisse Mortgage Capital Certificates:
Series 2006-C5, Class AM 5.34%, 12/15/39		1,850	2,035,823
Series 2007-C2, Class A2 5.45%, 1/15/49 (b)		87	87,571
Series 2007-C4, Class A3 5.76%, 9/15/39 (b)		2,815	2,957,141
Series 2007-C5, Class AAB 5.62%, 9/15/40 (b)		1,887	2,003,186
First Union Commercial Mortgage Securities, Inc., Series 1997-C2, Class G, 7.50%, 11/18/29 (b)		1,312	1,379,663
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AM 5.87%, 7/10/38 (b)		1,610	1,804,916
Series 2007-GG9, Class A4 5.44%, 3/10/39		2,110	2,404,039
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class AM 5.62%, 4/10/38 (b)		3,680	4,047,650
Series 2013-GC10, Class B 3.68%, 2/10/46 (a)		1,995	2,052,203
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2 5.12%, 7/15/41		2,315	2,427,796
Series 2007-CB18, Class A4 5.44%, 6/12/47		2,110	2,400,098
Series 2007-CB19, Class A4 5.71%, 2/12/49 (b)		2,140	2,467,893
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		4,745	5,496,024
Morgan Stanley Capital I, Series 2007-IQ15, Class A2, 5.85%, 6/11/49 (b)		1,546	1,572,758
Talisman Finance Plc, Series 6, Class A, 0.39%, 10/22/16 (b)	EUR	2,068	2,497,191
Titan Europe Plc, Series 2007-1X, Class A, 0.76%, 1/20/17 (b)	GBP	2,548	3,247,238
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.93%, 2/15/51 (b)	USD	2,030	2,342,975
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class B 4.31%, 8/15/45		1,085	1,176,092
Series 2012-C8, Class C 4.88%, 8/15/45 (b)		1,395	1,525,672
Series 2013-C11, Class D 4.19%, 3/15/45 (a)(b)		1,400	1,338,313
Windermere CMBS Plc, Series XI-X, Class A, 0.76%, 4/24/17 (b)	GBP	1,816	2,612,945
			53,408,811
Interest Only Commercial Mortgage-Backed Securities — 0.7%
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.69%, 3/15/45 (a)(b)	USD	15,468	2,260,560
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA, 2.28%, 11/15/45 (a)(b)		17,039	2,439,891
			4,700,451
Total Non-Agency Mortgage-Backed Securities — 11.6%			76,462,957
Other Interests (l)	Beneficial Interest (000)		Value
Auto Components — 0.0%
Lear Corp. Escrow	USD	1,000	$25,000
Diversified Financial Services — 0.1%
J.G. Wentworth LLC Preferred Equity Interests (d)		1	887,943
Household Durables — 0.0%
Berkline Benchcraft Equity LLC (c)(d)		3	—
Total Other Interests — 0.1%			912,943

Preferred Securities		Shares

Preferred Stocks
Auto Components — 0.2%
Dana Holding Corp., 4.00% (a)(f)		9,210	1,306,669

Trust Preferreds
Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		121,020	3,229,511
Total Preferred Securities — 0.7%			4,536,180

Taxable Municipal Bonds		Par (000)
State of California, GO:
5.65%, 4/01/39 (b)	USD	455	456,920
Various Purpose 3, Mandatory Put Bonds, 5.10%, 8/01/14		1,350	1,396,116
Total Taxable Municipal Bonds — 0.3%			1,853,036

US Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.5%
Freddie Mac Mortgage-Backed Securities, Series 3986, Class M, 4.50%, 9/15/41		2,999	3,324,427
Interest Only Collateralized Mortgage Obligations — 1.6%
Fannie Mae Mortgage-Backed Securities:
Series 2010-126, Class UI, 5.50%, 10/25/40		10,823	1,591,205
Series 2012-M9, Class X1, 4.08%, 12/25/17 (b)		21,101	3,414,663
Freddie Mac Mortgage-Backed Securities (b):
Series K021, Class X1, 1.51%, 6/25/22		11,126	1,238,611
Series K707, Class X1, 1.56%, 12/25/18		43,228	3,370,807
Series K710, Class X1, 1.78%, 5/25/19		13,412	1,264,027
			10,879,313
Mortgage-Backed Securities — 5.7%
Fannie Mae Mortgage-Backed Securities (e):
5.00%, 7/01/20 – 8/01/23		10,130	10,979,879
3.50%, 8/01/26		10,844	11,661,866
Freddie Mac Mortgage-Backed Securities, 4.50%, 4/01/25 (e)		13,595	14,786,864
			37,428,609
Total US Government Sponsored Agency Securities — 7.8%			51,632,349
Total Long-Term Investments (Cost — $987,782,783) — 152.0%			1,004,595,263

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (m)(n)	2,366,919	$2,366,919
Total Short-Term Securities (Cost — $2,366,919) — 0.3%		2,366,919
Options Purchased	Value
(Cost — $44,978) — 0.0%	—
Total Investments (Cost — $990,194,680) — 152.3%	$1,006,962,182
Liabilities in Excess of Other Assets — (52.3)%	(345,824,583)
Net Assets — 100.0%	$661,137,599

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(f)	Convertible security.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup, Inc	$2,242,560	$15,558
Pershing LLC	$1,491,240	$19,724

(j)	Security is perpetual in nature and has no stated maturity date.
(k)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(m)	Investments in issuers considered to be an affiliate of the Fund during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at February 28, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	2,323,267	43,652	2,366,919	$4,226	$115

(n)	Represents the current yield as of report date.
•	Reverse repurchase agreements outstanding as of February 28, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securties (USA) LLC	0.60%	8/22/12	Open	$426,020	$427,376
Credit Suisse Securties (USA) LLC	0.65%	8/24/12	Open	735,687	738,198
Credit Suisse Securties (USA) LLC	0.65%	8/29/12	Open	315,000	316,046
Credit Suisse Securties (USA) LLC	0.65%	8/30/12	Open	341,325	342,453
Barclays Capital, Inc.	0.60%	9/10/12	Open	419,012	420,206
Barclays Capital, Inc.	0.60%	9/12/12	Open	435,395	436,629
Credit Suisse Securties (USA) LLC	0.65%	9/13/12	Open	776,950	779,321
Barclays Capital, Inc.	0.60%	9/19/12	Open	3,882,238	3,892,785
Barclays Capital, Inc.	0.60%	9/19/12	Open	921,553	924,025
Credit Suisse Securties (USA) LLC	0.65%	9/19/12	Open	821,406	823,794
UBS Securities LLC	0.65%	9/26/12	Open	698,828	700,796
UBS Securities LLC	0.34%	9/28/12	Open	3,074,638	3,079,109
UBS Securities LLC	0.65%	10/04/12	Open	1,637,685	1,642,032
Barclays Capital, Inc.	0.65%	10/10/12	Open	1,128,000	1,130,872
UBS Securities LLC	0.65%	10/15/12	Open	513,300	514,560
BNP Paribas Securities Corp.	0.37%	10/17/12	Open	803,500	804,607
Barclays Capital, Inc.	0.60%	10/22/12	Open	997,688	999,849
Barclays Capital, Inc.	0.55%	10/26/12	Open	1,542,373	1,545,342
Barclays Capital, Inc.	0.65%	10/26/12	Open	1,608,900	1,612,560
Credit Suisse Securties (USA) LLC	0.65%	10/26/12	Open	1,147,006	1,149,616
UBS Securities LLC	(0.50%)	10/26/12	Open	885,588	884,038
UBS Securities LLC	0.10%	10/26/12	Open	1,922,460	1,923,133
UBS Securities LLC	0.60%	10/26/12	Open	2,222,700	2,227,368
See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	41

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse repurchase agreements outstanding as of February 28, 2013 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.65%	10/26/12	Open	$2,533,800	$2,539,564
Credit Suisse Securties (USA) LLC	0.70%	10/30/12	Open	1,168,738	1,171,487
Credit Suisse Securties (USA) LLC	0.65%	11/01/12	Open	4,156,238	4,165,243
Barclays Capital, Inc.	0.50%	11/06/12	Open	244,531	244,922
Barclays Capital, Inc.	0.60%	11/07/12	Open	921,444	923,195
Barclays Capital, Inc.	0.60%	11/16/12	Open	688,185	689,390
Credit Suisse Securties (USA) LLC	0.65%	11/19/12	Open	2,713,226	2,718,224
Credit Suisse Securties (USA) LLC	0.75%	11/19/12	Open	1,048,125	1,050,352
Credit Suisse Securties (USA) LLC	0.65%	11/19/12	12/31/22	204,500	204,873
UBS Securities LLC	0.65%	11/20/12	Open	527,590	528,552
Citigroup Global Markets, Inc.	(1.50%)	11/28/12	Open	635,050	632,616
Barclays Capital, Inc.	0.60%	12/05/12	Open	567,956	568,770
UBS Securities LLC	0.65%	12/06/12	Open	585,612	586,511
Credit Suisse Securities (USA) LLC	0.75%	12/10/12	Open	1,107,000	1,108,868
Barclays Capital, Inc.	0.35%	12/11/12	Open	3,672,816	3,675,637
Barclays Capital, Inc.	0.40%	12/11/12	Open	16,527,760	16,542,267
Barclays Capital, Inc.	0.60%	12/11/12	Open	9,235,815	9,247,976
Barclays Capital, Inc.	0.65%	12/11/12	Open	2,243,392	2,246,592
UBS Securities LLC	(0.25%)	12/13/12	Open	890,514	890,032
Barclays Capital, Inc.	0.60%	12/14/12	Open	221,530	221,815
Credit Suisse Securities (USA) LLC	0.37%	12/17/12	Open	44,388,958	44,422,262
UBS Securities LLC	0.70%	12/19/12	Open	2,314,600	2,317,795
Citigroup Global Markets, Inc.	(0.38%)	1/09/13	Open	528,592	528,312
Barclays Capital, Inc.	0.55%	1/15/13	Open	1,107,636	1,108,398
Barclays Capital, Inc.	0.65%	1/15/13	Open	594,529	595,012
Deutsche Bank Securities, Inc.	(2.75%)	1/15/13	Open	452,000	450,481
Deutsche Bank Securities, Inc.	(1.00%)	1/15/13	Open	581,000	580,290
Deutsche Bank Securities, Inc.	(0.63%)	1/15/13	Open	2,335,000	2,333,216
Deutsche Bank Securities, Inc.	(0.50%)	1/15/13	Open	851,000	850,480
Deutsche Bank Securities, Inc.	0.50%	1/15/13	Open	1,416,000	1,416,865
Deutsche Bank Securities, Inc.	0.55%	1/15/13	Open	13,413,000	13,422,016
Deutsche Bank Securities, Inc.	0.57%	1/15/13	Open	8,261,000	8,266,754
Deutsche Bank Securities, Inc.	0.58%	1/15/13	Open	5,435,000	5,438,853
Deutsche Bank Securities, Inc.	0.60%	1/15/13	Open	6,431,000	6,435,716
Deutsche Bank Securities, Inc.	0.65%	1/15/13	Open	3,825,000	3,828,039
Deutsche Bank Securities, Inc.	0.70%	1/15/13	Open	4,224,000	4,227,614
Deutsche Bank Securities, Inc.	0.57%	1/17/13	Open	1,400,729	1,401,682
Deutsche Bank Securities, Inc.	0.65%	1/17/13	Open	900,900	901,599
Deutsche Bank Securities, Inc.	0.70%	1/17/13	Open	1,677,645	1,679,015
Deutsche Bank Securities, Inc.	(0.10%)	1/18/13	Open	1,123,744	1,123,613
UBS Securities LLC	(0.50%)	1/23/13	Open	324,205	324,043
Deutsche Bank Securities, Inc.	0.58%	1/30/13	Open	2,229,565	2,230,643
Deutsche Bank Securities, Inc.	0.65%	1/30/13	Open	1,122,900	1,123,508
UBS Securities LLC	0.50%	1/30/13	Open	2,833,920	2,835,101
UBS Securities LLC	0.60%	1/30/13	Open	1,981,206	1,982,197
Deutsche Bank Securities, Inc.	0.55%	1/31/13	Open	1,685,000	1,685,747
UBS Securities LLC	0.65%	1/31/13	Open	547,200	547,487
Deutsche Bank Securities, Inc.	0.58%	1/31/13	Open	2,316,270	2,317,315
Deutsche Bank Securities, Inc.	0.58%	2/01/13	Open	3,268,860	3,270,334
Credit Suisse Securities (USA) LLC	0.70%	2/06/13	Open	1,151,700	1,152,215
Deutsche Bank Securities, Inc.	(0.75%)	2/06/13	Open	408,000	407,813
UBS Securities LLC	0.54%	2/06/13	Open	646,747	646,961
Deutsche Bank Securities, Inc.	0.55%	2/06/13	Open	473,417	473,569
Barclays Capital, Inc.	0.35%	2/07/13	Open	4,294,439	4,295,316
Barclays Capital, Inc.	0.60%	2/07/13	Open	13,883,962	13,888,819
Credit Suisse Securities (USA) LLC	0.60%	2/07/13	Open	407,469	407,611
Credit Suisse Securities (USA) LLC	0.65%	2/07/13	Open	4,201,990	4,203,583
UBS Securities LLC	0.00%	2/07/13	Open	576,600	576,600
UBS Securities LLC	0.00%	2/07/13	Open	442,225	442,225
UBS Securities LLC	0.25%	2/07/13	Open	1,048,688	1,048,840
UBS Securities LLC	0.34%	2/07/13	Open	3,334,275	3,334,936
UBS Securities LLC	0.35%	2/07/13	Open	3,594,088	3,594,821
UBS Securities LLC	0.45%	2/07/13	Open	866,250	866,477
UBS Securities LLC	0.55%	2/07/13	Open	8,414,156	8,416,854

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse repurchase agreements outstanding as of February 28, 2013 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.60%	2/07/13	Open	$3,038,725	$3,039,789
UBS Securities LLC	0.65%	2/07/13	Open	2,396,200	2,397,109
Barclays Capital, Inc.	0.55%	2/08/13	Open	1,938,969	1,939,591
Deutsche Bank Securities, Inc.	0.58%	2/08/13	Open	483,060	483,223
Deutsche Bank Securities, Inc.	0.58%	2/08/13	Open	1,170,163	1,170,502
Credit Suisse Securities (USA) LLC	0.35%	2/11/13	3/1/13	354,275	354,337
Barclays Capital, Inc.	0.30%	2/11/13	3/12/13	36,329,327	36,333,932
Barclays Capital, Inc.	0.60%	2/15/13	Open	606,506	606,648
UBS Securities LLC	0.60%	2/15/13	Open	1,329,437	1,329,747
UBS Securities LLC	0.65%	2/19/13	Open	166,058	166,088
Credit Suisse Securities (USA) LLC	0.35%	2/20/13	Open	520,569	520,614
Deutsche Bank Securities, Inc.	0.55%	2/20/13	Open	3,318,929	3,319,386
UBS Securities LLC	0.55%	2/20/13	Open	1,204,613	1,204,778
UBS Securities LLC	0.57%	2/20/13	Open	773,500	773,610
UBS Securities LLC	0.65%	2/20/13	Open	1,163,323	1,163,512
Credit Suisse Securities (USA) LLC	0.60%	2/20/13	Open	650,177	650,264
Deutsche Bank Securities, Inc.	0.58%	2/20/13	Open	2,512,000	2,512,325
Credit Suisse Securities (USA) LLC	0.25%	2/22/13	Open	779,512	779,550
Deutsche Bank Securities, Inc.	0.55%	2/22/13	Open	6,335,577	6,336,256
UBS Securities LLC	0.55%	2/25/13	Open	978,510	978,555
UBS Securities LLC	0.65%	2/27/13	Open	1,855,622	1,855,656
Credit Suisse Securities (USA) LLC	0.25%	2/28/13	Open	690,357	690,362
Deutsche Bank Securities, Inc.	0.55%	2/28/13	Open	4,527,554	4,527,625
Total				$311,588,502	$311,806,087

•   Financial futures contracts as of February 28, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
8	90-Day Euro-Dollar	Chicago Mercantile	March 2013	USD	1,994,100	$31,378
6	90-Day Euro-Dollar	Chicago Mercantile	June 2013	USD	1,495,350	27,434
6	90-Day Euro-Dollar	Chicago Mercantile	September 2013	USD	1,495,050	30,809
6	90-Day Euro-Dollar	Chicago Mercantile	December 2013	USD	1,494,675	34,108
6	90-Day Euro-Dollar	Chicago Mercantile	March 2014	USD	1,494,300	37,033
Total						$160,762

•     Foreign currency exchange contracts as of February 28, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,690,000	USD	1,644,305	BNP Paribas SA	4/17/13	$(7,186)
GBP	688,000	USD	1,083,683	Citigroup, Inc.	4/17/13	(40,199)
USD	27,106	CAD	27,000	Citigroup, Inc.	4/17/13	951
USD	3,290,121	CAD	3,246,000	Deutsche Bank AG	4/17/13	145,690
USD	1,964,811	GBP	1,270,000	Barclays Plc	4/17/13	38,612
USD	789,025	GBP	517,000	BNP Paribas SA	4/17/13	4,896
USD	1,056,722	GBP	655,000	BNP Paribas SA	4/17/13	63,289
USD	3,248,701	GBP	2,142,000	Citigroup, Inc.	4/17/13	(53)
USD	1,308,571	GBP	845,000	Citigroup, Inc.	4/17/13	26,967
USD	37,116,486	GBP	23,170,000	Goldman Sachs Group, Inc.	4/17/13	1,974,741
USD	160,147	GBP	101,000	Royal Bank of Scotland Group Plc	4/17/13	6,961
USD	1,255,848	EUR	940,000	BNP Paribas SA	4/23/13	28,189
USD	132,496	EUR	101,000	Citigroup, Inc.	4/23/13	588
USD	212,334	EUR	157,000	Citigroup, Inc.	4/23/13	7,289
USD	25,093,640	EUR	18,832,000	Citigroup, Inc.	4/23/13	498,681
USD	133,466	EUR	100,178	Deutsche Bank AG	4/23/13	2,632
USD	346,441	EUR	260,000	Goldman Sachs Group, Inc.	4/23/13	6,876
USD	134,959	EUR	100,000	Royal Bank of Scotland Group Plc	4/23/13	4,357
USD	285,556	EUR	213,000	Royal Bank of Scotland Group Plc	4/23/13	7,373
USD	83,120	EUR	63,000	UBS AG	4/23/13	841
USD	90,189	EUR	67,000	UBS AG	4/23/13	2,686
USD	135,284	EUR	101,000	UBS AG	4/23/13	3,376
Total						$2,777,557

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	43

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

•     Over-the-counter options purchased as of February 28, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs Group, Inc.	Call	USD	942.86	12/14/19	46	—

•     Credit default swaps—buy protection outstanding as of February 28, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Dow Jones CDX North America Investment Grade Index Series 16, Version 1	1.00%	Morgan Stanley	6/20/16	USD	7,700	$(83,509)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(17)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(17)
Total						$(83,543)

•     Credit default swaps—sold protection outstanding as of February 28, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/15	CCC	USD	357	$46,667
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/15	CCC	USD	172	16,862
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	145	17,635
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	580	65,188
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	626	105,388
Caesars Entertainment Operating Co., Inc.	5.00%	UBS AG	12/20/15	CCC	USD	840	78,752
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	3/20/16	CCC	USD	75	3,445
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	3/20/16	CCC	USD	72	1,263
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	3/20/16	CCC	USD	79	1,761
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	247	19,234
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	739	47,639
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	165	8,440
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	634	622
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	247	19,234
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	3/20/16	CCC	USD	82	3,005
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD	499	29,460
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/16	CCC	USD	970	48,181
Dow Jones CDX North America Investment Grade Index Series 16, Version 1	1.00%	Morgan Stanley	6/20/16	BB	USD	7,700	175,559
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	3/20/17	CCC	USD	72	541
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD	147	1,829
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/17	CCC	USD	453	(3,447)
Total							$687,258
[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of February 28, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/Exchange	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.10%[3]	3-month LIBOR	Deutsche Bank AG	5/14/17	USD	14,500	$(219,310)
[3]	Fund pays the fixed rate and receives the floating rate.

•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$31,649,123	$27,924,393	$59,573,516
Common Stocks	—	2,474,286	3,774,315	6,248,601
Corporate Bonds	—	464,854,049	7,850,062	472,704,111
Floating Rate Loan Interests	—	288,929,192	41,742,378	330,671,570
Non-Agency Mortgage-Backed Securities	—	75,124,644	1,338,313	76,462,957
Other Interests	—	—	912,943	912,943
Preferred Securities	$3,229,511	1,306,669	—	4,536,180
Taxable Municipal Bonds	—	1,853,036	—	1,853,036
US Government Sponsored Agency Securities	—	51,632,349	—	51,632,349
Short-Term Securities	2,366,919	—	—	2,366,919
Total	$5,596,430	$917,823,348	$83,542,404	$1,006,962,182

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$160,762	—	—	$160,762
Foreign currency exchange contracts	—	$2,824,995	—	2,824,995
Credit contracts	—	690,705	—	690,705
Liabilities:
Interest rate contracts	—	(219,310)	—	(219,310)
Foreign currency exchange contracts	—	(47,438)	—	(47,438)
Credit contracts	—	(86,990)	—	(86,990)
Total	$160,762	$3,161,962	—	$3,222,724
[1]	Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of February 28, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$15,500	—	—	$15,500
Liabilities:
Bank overdraft	—	$(940,679)	—	(940,679)
Bank overdraft on foreign currency at value	—	(1,618,646)	—	(1,618,646)
Cash received as collateral for swaps	—	(1,200,000)	—	(1,200,000)
Reverse repurchase agreements	—	(311,588,502)	—	(311,588,502)
Total	$15,500	$(315,347,827)	—	$(315,332,327)

There were no transfers between Level 1 and Level 2 during the six months ended February 28, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	45

Consolidated Schedule of Investments (concluded)	BlackRock Limited Duration Income Trust (BLW)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage Backed	Other Interests	Total
Assets:
Opening Balance, as of August 31, 2012	$9,845,241	$2,007,283	$1,727	$38,594,979	—	$1,608,923	$52,058,153
Transfers into Level 3[1]	—	22,945	9,145,125	6,470,114	—	—	15,638,184
Transfers out of Level 3[2]	—	—	—	(7,121,367)	—	—	(7,121,367)
Accrued discounts/premiums	(470,911)	—	(17,982)	65,449	—	18,810	(404,634)
Net realized gain (loss)	65,279	—	11,578	(108,690)	—	—	(31,833)
Net change in unrealized appreciation/depreciation[3]	1,072,279	1,474,842	(2,203,610)	962,859	$16,283	136,210	1,458,863
Purchases	18,975,721	269,245	1,175,000	11,423,588	1,322,030	10,000	33,175,584
Sales	(1,563,216)	—	(261,776)	(8,544,554)	—	(861,000)	(11,230,546)
Closing Balance, as of February 28, 2013	$27,924,393	$3,774,315	$7,850,062	$41,742,378	$1,338,313	$912,943	$83,542,404
[1]	As of August 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of February 28, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $7,121,367 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[2]	As of August 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $15,638,184 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of February 28, 2013 was $ 1,096,578.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of February 28, 2013. The table does not include Level 3 investments with values derived utilizing third party pricing information without adjustment. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments. The value of Level 3 investments derived using third party pricing information is $72,727,794.

	Value	Valuation Techniques	Unobservable Inputs[4]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$2,594,787	Market Comparable Companies	EBITDA Multiple	6.56x
Corporate Bonds	1,727	Estimated Final Distribution	Recovery Rate	0.05%
	1,175,000	Cost[5]	N/A	—
Floating Rate Loan Interests	3,293,096	Discounted Cash Flow	Yield	9.50%
	3,750,000	Cost[5]	N/A	—
Total	$10,814,610
[4]	A change to the unobservable input may result in significant change to the value of the investment as follows:
Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Recovery Rate	Increase	Decrease
Yield	Decrease	Increase
[5]	The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Statements of Assets and Liabilities
February 28, 2013 (Unaudited)	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)[1]
Assets
Investments at value — unaffiliated[2]	$195,768,037	$857,521,624	$1,004,595,263
Investments at value — affiliated[3]	4,275,893	14,430,590	2,366,919
Cash	—	1,844,191	—
Cash pledged as collateral for financial futures contracts	—	—	15,500
Cash pledged as collateral for swaps	—	620,000	—
Investments sold receivable	5,597,631	24,518,124	31,944,064
Principal paydown receivable	1,367,275	2,437,814	3,009,233
Interest receivable	984,724	4,463,851	9,455,794
Unrealized appreciation on foreign currency exchange contracts	156,557	616,559	2,824,995
Foreign currency at value[4]	141,316	12,535	—
Unrealized appreciation on swaps	66,901	372,158	690,705
Swaps receivable	8,062	47,187	214,966
Unrealized appreciation on unfunded loan commitments	180	777	—
Variation margin receivable	—	—	909
Swap premiums paid	—	—	29
Prepaid expenses	3,510	7,070	34,234
Income tax refund receivable	—	18,024	—
Other assets	—	—	799,178
Total assets	208,370,086	906,910,504	1,055,951,789

Liabilities
Bank overdraft	313,625	—	940,679
Reverse repurchase agreements	—	—	311,588,502
Loan payable	48,000,000	208,000,000	—
Investments purchased payable	28,933,304	124,472,087	75,753,058
Swap premiums received	245,055	1,351,778	2,146,236
Bank overdraft on foreign currency[4]	—	—	1,618,646
Cash received as collateral for swaps	—	—	1,200,000
Investment advisory fees payable	136,848	451,308	405,372
Interest expense payable	35,371	137,005	213,489
Officer’s and Directors’ fees payable	742	10,500	240,363
Unrealized depreciation on swaps	682	2,961	306,300
Swaps payable	—	—	62,649
Unrealized depreciation on foreign currency exchange contracts	—	14,902	47,438
Deferred capital gains tax payable	—	18,096	—
Income dividends payable	—	—	11
Reorganization costs payable	—	298,422	—
Other accrued expenses payable	153,558	495,895	291,447
Total liabilities	77,819,185	335,252,954	394,814,190
Net Assets	$130,550,901	$571,657,550	$661,137,599

Net Assets Consist of
Paid-in capital[5,6,7]	$128,180,168	$633,990,230	$703,095,036
Undistributed net investment income	1,564,291	825,502	4,181,077
Accumulated net realized loss	(2,931,966)	(68,255,838)	(66,262,971)
Net unrealized appreciation/depreciation	3,738,408	5,097,656	20,124,457
Net Assets	$130,550,901	$571,657,550	$661,137,599
Net asset value per share	$14.45	$15.37	$17.87
[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — affiliated	$4,275,893	$14,430,590	$2,366,919
[3] Investments at cost — unaffiliated	$192,279,003	$853,531,682	$987,827,761
[4] Foreign currency at cost	$143,436	$12,749	$(1,623,727)
[5] Par value per share	$0.001	$0.10	$0.001
[6] Shares outstanding	9,034,519	37,196,872	36,988,668
[7] Shares authorized	unlimited	200 million	unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	47

Statements of Operations
Six Months Ended February 28, 2013 (Unaudited)	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)[1]
Investment Income
Interest	$5,244,389	$21,028,649	$28,195,437
Dividends — unaffiliated	—	—	6,000
Dividends — affiliated	492	1,622	4,226
Total income	5,244,881	21,030,271	28,205,663

Expenses
Investment advisory	872,674	2,582,894	2,605,732
Custodian	38,840	119,369	97,178
Professional	36,671	68,922	62,276
Borrowing costs[2]	32,562	122,569	—
Accounting services	18,878	50,910	59,563
Transfer agent	12,145	39,725	39,936
Reorganization	—	67,096	—
Officer and Directors	5,687	17,042	39,668
Registration	4,677	9,146	6,268
Printing	2,617	30,058	13,473
Miscellaneous	12,611	51,058	27,008
Total expenses excluding interest expense and income tax	1,037,362	3,158,789	2,951,102
Interest expense	219,735	887,229	713,564
Income tax	—	60,285	—
Total expenses	1,257,097	4,106,303	3,664,666
Less fees waived by Manager	(227)	(730)	(2,252)
Total expenses after fees waived	1,256,870	4,105,573	3,662,414
Net investment income	3,988,011	16,924,698	24,543,249

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,759,796	7,130,780	11,759,735
Investments — affiliated	—	—	115
Financial futures contracts	—	—	(468,285)
Foreign currency transactions	(348,994)	(953,853)	(2,466,231)
Options written	—	—	75,600
Swaps	(117,714)	(183,697)	(898,791)
	1,293,088	5,993,230	8,002,143
Net change in unrealized appreciation/depreciation on:
Investments	1,223,657	4,271,556 [3]	8,658,250
Financial futures contracts	—	—	240,726
Foreign currency translations	314,797	947,370	3,121,043
Options written	—	—	(3,222)
Swaps	132,539	515,904	864,664
Unfunded loan commitments	180	777	—
	1,671,173	5,735,607	12,881,461
Total realized and unrealized gain	2,964,261	11,728,837	20,883,604
Net Increase in Net Assets Resulting from Operations	$6,952,272	$28,653,535	$45,426,853
[1]	Consolidated Statement of Operations.
[2]	See Note 6 of the Notes to Financial Statements for details of short-term borrowings.
[3]	Net of capital gain tax of $18,096.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Statements of Changes in Net Assets
	BlackRock Defined Opportunity Credit Trust (BHL)
Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Operations
Net investment income	$3,988,011	$7,715,971
Net realized gain	1,293,088	341,628
Net change in unrealized appreciation/depreciation	1,671,173	7,717,270
Net increase in net assets resulting from operations	6,952,272	15,774,869

Dividends to Shareholders From
Net investment income	(3,963,060)	(7,217,171)[1]

Capital Share Transactions
Reinvestment of dividends	107,096	—

Net Assets
Total increase in net assets	3,096,308	8,557,698
Beginning of period	127,454,593	118,896,895
End of period	$130,550,901	$127,454,593
Undistributed net investment income	$1,564,291	$1,539,340
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	49

Consolidated Statements of Changes in Net Assets

	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)		BlackRock Limited Duration Income Trust (BLW)
Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Operations
Net investment income	$16,924,698	$17,932,502	$24,543,249	$48,539,048
Net realized gain (loss)	5,993,230	(4,997,420)	8,002,143	(1,706,968)
Net change in unrealized appreciation/depreciation	5,735,607	21,658,016	12,881,461	34,080,859
Net increase in net assets resulting from operations	28,653,535	34,593,098	45,426,853	80,912,939

Dividends to Shareholders From
Net investment income	(17,732,665)	(17,066,400)[1]	(27,283,003)	(48,930,681)[1]

Capital Share Transactions
Proceeds issued resulting from reorganization	283,047,261	—	—	—
Reinvestment of dividends	699,419	258,718	602,467	591,363
Net increase in net assets derived from capital share transactions	283,746,680	258,718	602,467	591,363

Net Assets
Total increase in net assets	294,667,550	17,785,416	18,746,317	32,573,621
Beginning of period	276,990,000	259,204,584	642,391,282	609,817,661
End of period	$571,657,550	$276,990,000	$661,137,599	$642,391,282
Undistributed net investment income	$825,502	$1,633,469	$4,181,077	$6,920,831
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Statements of Cash Flows
Six Months Ended February 28, 2013	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)[1]
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$6,952,272	$28,624,527	$45,426,853
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	169,325	176,165 [2]	280,590
Increase in swap receivable	(8,062)	(47,187)	(195,014)
Increase in income tax refund receivable	—	(18,024)	—
Increase in cash pledged as collateral for swaps	—	(620,000)	—
Decrease in variation margin receivable	—	—	4,066
Decrease in cash pledged as collateral for financial futures contracts	—	—	430,000
Decrease in cash received as collateral for reverse repurchase agreements	—	—	(1,137,000)
Increase in cash received as collateral for swaps	—		1,200,000
Decrease in other assets	—	—	2,276
Increase in prepaid expenses	(2,486)	(1,791)[2]	(8,369)
Decrease in investment advisory fees payable	(13,175)	(97,188)[2]	(16,278)
Increase (decrease) in interest expense payable	(5,097)	47,279 [2]	(80,657)
Increase (decrease) in other accrued expenses payable	(42,015)	16,191 [2]	(62,560)
Decrease in swaps payable	(17,243)	(38,143)	(97,586)
Decrease in reorganization costs payable	—	(416,536)[2]	—
Increase in deferred capital gains tax payable	—	18,096	—
Increase (decrease) in Officer’s and Directors’ fees payable	(301)	(7,876)[2]	96,162
Net periodic and termination payments of swaps	222,997	1,379,683	1,853,123
Net realized and unrealized gain on investments	(3,257,574)	(12,325,095)	(21,957,598)
Amortization of premium and accretion of discount on investments	(292,813)	(1,018,667)	489,463
Proceeds from sales of long-term investments	80,894,890	343,971,292	335,657,178
Purchases of long-term investments	(71,908,318)	(310,963,706)	(353,195,605)
Net proceeds from sales (purchases) of short-term securities	(1,949,452)	(4,070,471)	(43,652)
Cash provided by operating activities	10,742,948	44,608,549	8,645,392

Cash Used for Financing Activities
Cash receipts from borrowings	56,000,000	223,000,000	—
Cash payments on borrowings	(63,000,000)	(249,000,000)	—
Net borrowings of reverse repurchase agreements	—	—	15,112,867
Cash dividends paid to shareholders	(3,925,300)	(17,033,246)	(26,680,525)
Increase in bank overdraft	313,625	—	2,559,325
Cash used for financing activities	(10,611,675)	(43,033,246)	(9,008,333)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(2,249)	(3,352)	(1,658)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	129,024	1,571,951	(364,599)
Cash and foreign currency at beginning of period	12,292	284,775	364,599
Cash and foreign currency at end of period	$141,316	$1,856,726	—

Cash Flow Information
Cash paid during the period for interest	$224,832	$839,950	$794,221

Non-cash Financing Activities
Fair value of investments acquired through reorganization	—	$426,639,591	—
Capital shares issued in reorganization	—	$283,047,261	—
Capital shares issued in reinvestment of dividends	$107,096	$699,419	$602,467
[1]	Consolidated Statement of Cash Flows.
[2]	Includes assets and liabilities acquired in reorganization.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	51

Financial Highlights	BlackRock Defined Opportunity Credit Trust (BHL)
	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31,				Period January 31, 2008[1] to August 31, 2008
			2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.12		$13.17	$13.55	$12.53	$14.31	$14.33	[2]
Net investment income[3]	0.44		0.85	0.86	0.85	0.87	0.47
Net realized and unrealized gain (loss)	0.33		0.90	(0.45)	0.87	(1.55)	0.21
Net increase (decrease) from investment operations	0.77		1.75	0.41	1.72	(0.68)	0.68
Dividends and distributions from:
Net Investment income	(0.44)		(0.80)[4]	(0.79)[4]	(0.70)[4]	(1.09)[4]	(0.62)[4]
Tax return of capital	—		—	—	—	(0.01)[4]	(0.06)[4]
Total dividends and distributions	(0.44)		(0.80)	(0.79)	(0.70)	(1.10)	(0.68)
Capital changes with respect to issuance of shares	—		—	—	—	—	(0.02)
Net asset value, end of period	$14.45		$14.12	$13.17	$13.55	$12.53	$14.31
Market price, end of period	$14.75		$13.94	$12.65	$12.86	$11.03	$12.66

Total Investment Return[5]
Based on net asset value	5.55%	[6]	13.94%	2.93%	14.39%	(2.16)%	4.79%	[6]
Based on market price	9.13%	[6]	17.12%	4.17%	23.33%	(2.65)%	(11.44)%	[6]

Ratios to Average Net Assets
Total expenses	1.96%	[7]	1.91%	2.02%	1.91%	2.39%	1.78%	[7]
Total expenses after fees waived and paid indirectly	1.96%	[7]	1.91%	2.02%	1.90%	2.39%	1.78%	[7]
Total expenses after fees waived and paid indirectly and excluding interest expense	1.62%	[7,8]	1.61% [8]	1.71%	1.65%	1.94%	1.48%	[7]
Net investment income	6.23%	[7]	6.24%	6.10%	6.40%	8.11%	5.52%	[7]

Supplemental Data
Net assets, end of period (000)	$130,551		$127,455	$118,897	$122,062	$112,862	$127,695
Borrowings outstanding, end of period (000)	$48,000		$55,000	$43,000	$24,000	$27,000	$38,500
Average borrowings outstanding, during the period (000)	$46,967		$39,077	$36,369	$24,633	$31,141	$13,788
Portfolio turnover	46%		53%	91%	102%	41%	18%
Asset coverage, end of period per $1,000	$3,720		$3,317	$3,765	$6,086	$5,180	$4,317
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from initial offering price of $15.00 per share.
[3]	Based on average shares outstanding.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	For the six months ended February 28, 2013 and the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.57% and 1.52%, respectively.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Financial Highlights	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
	Six Months Ended February 28, 2013[1] (Unaudited)		Year Ended August 31,
			2012[1]		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$14.98		$14.04		$14.36	$12.93	$16.12	$18.25
Net investment income[2]	0.50		0.97		0.96	0.91	1.14	1.45
Net realized and unrealized gain (loss)	0.46		0.90		(0.36)	1.48	(3.04)	(2.03)
Net increase (decrease) from investment operations	0.96		1.87		0.60	2.39	(1.90)	(0.58)
Dividends and distributions from:
Net investment income	(0.57)		(0.93)[3]		(0.86)[3]	(0.94)[3]	(1.29)[3]	(1.55)[3]
Tax return of capital	—		—		(0.06)[3]	(0.02)[3]	—	—
Total dividends and distributions	(0.57)		(0.93)		(0.92)	(0.96)	(1.29)	(1.55)
Net asset value, end of period	$15.37		$14.98		$14.04	$14.36	$12.93	$16.12
Market price, end of period	$16.47		$15.20		$13.33	$14.61	$12.26	$14.49

Total Investment Return[4]
Based on net asset value	6.53%	[5]	13.91%		4.04%	18.91%	(8.88)%	(2.56)%
Based on market price	12.50%	[5]	21.74%		(2.91)%	27.59%	(3.88)%	(4.28)%

Ratios to Average Net Assets
Total expenses	1.63%	[6,7]	1.67%	[8]	1.60%	1.45%	1.96%	2.61%
Total expenses after fees waived and paid indirectly	1.63%	[6,7]	1.67%	[8]	1.60%	1.45%	1.96%	2.60%
Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	1.25%	[6,7,9]	1.35%	[8,10]	1.30%	1.22%	1.31%	1.18%
Net investment income	6.72%	[6]	6.67%		6.44%	6.43%	10.18%	8.49%

Supplemental Data
Net assets, end of period (000)	$571,629		$276,900		$259,205	$264,379	$237,160	$295,005
Borrowings outstanding, end of period (000)	$208,000		$117,000		$93,000	$53,000	$38,000	$101,500
Average borrowings outstanding, during the period (000)	$189,558		$88,197		$79,195	$48,258	$50,591	$102,272
Portfolio turnover	51%		53%		91%	96%	58%	49%
Asset coverage, end of period per $1,000	$3,748		$3,367		$3,787	$5,988	$7,241	$3,906
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes reorganization costs associated with the Fund’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.60%, 1.60%, and 1.23%, respectively.
[8]	Includes reorganization costs associated with the Fund’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.61%, 1.61%, and 1.29%, respectively.
[9]	For the six months ended February 28, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.20%.
[10]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.26%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	53

Financial Highlights	BlackRock Limited Duration Income Trust (BLW)
	Six Months Ended February 28, 2013[1] (Unaudited)		Year Ended August 31,					Period November 1, 2007 to August 31, 2008		Year Ended October 31, 2007
			2012[1]	2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of period	$17.38		$16.52	$16.79	$14.95		$16.71	$18.52		$19.01
Net investment income	0.66	[2]	1.31 [2]	1.34 [2]	1.12	[2]	1.01 [2]	1.14	[2]	1.50
Net realized and unrealized gain (loss)	0.57		0.88	(0.37)	1.62		(1.61)	(1.76)		(0.49)
Net increase (decrease) from investment operations	1.23		2.19	0.97	2.74		(0.60)	(0.62)		1.01
Dividends and distributions from:
Net investment income	(0.74)		(1.33)[3]	(1.24)[3]	(0.90)[3]		(1.16)[3]	(1.19)[3]		(1.41)[3]
Net realized gain	—		—	—	—		—	—		(0.06)[3]
Tax return of capital	—		—	—	—		—	—		(0.03)[3]
Total dividends and distributions	(0.74)		(1.33)	(1.24)	(0.90)		(1.16)	(1.19)		(1.50)
Net asset value, end of period	$17.87		$17.38	$16.52	$16.79		$14.95	$16.71		$18.52
Market price, end of period	$18.84		$18.00	$16.01	$16.76		$14.09	$14.57		$16.68

Total Investment Return[4]
Based on net asset value	7.17%	[5]	13.86%	5.85%	19.00%		(1.57)%	(2.60)%	[5]	5.66%
Based on market price	9.10%	[5]	21.68%	2.77%	26.04%		6.40%	(5.70)%	[5]	(4.03)%

Ratios to Average Net Assets
Total expenses	1.13%	[6]	1.05%	1.01%	0.82%		0.72%	1.39%	[6]	2.16%
Total expenses after fees waived and paid indirectly	1.13%	[6]	1.05%	1.00%	0.81%		0.71%	1.38%	[6]	2.14%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.91%	[6]	0.89%	0.87%	0.73%		0.69%	0.76%	[6]	0.83%
Net investment income	7.58%	[6]	7.82%	7.75%	6.90%		7.42%	7.84%	[6]	7.92%

Supplemental Data
Net assets, end of period (000)	$661,138		$642,391	$609,818	$619,381		$551,505	$616,393		$638,109
Borrowings outstanding, end of period (000)	$311,589		$296,476	$244,120	$123,233		—	$64,538		$109,287
Average borrowings outstanding, during the period (000)	302,037		$242,396	$191,303	$44,160		$11,705	$120,295		$172,040
Portfolio turnover	38%		54%	106% [7]	248%	[8]	287% [9]	191%	[10]	65%
Asset coverage, end of period per $1,000	$3,122		$3,167	$3,498	$6,026		—	$10,551		$7,251
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll and to-be-announced (“TBA”) transactions. Excluding these transactions, the portfolio turnover would have been 87%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 113%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 79%.
[10]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 24%.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW”) (collectively, the “Funds” or individually as a “Fund”) are registered under the 1940 Act, as diversified, closed-end management investment companies. BHL and BLW are organized as Delaware Statutory trusts. FRA is organized as Maryland corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Directors and the Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAV of their Common Shares on a daily basis.

Reorganization: The Board and shareholders of FRA and the Board and shareholders of each of BlackRock Diversified Strategies Fund, Inc. (“DVF”) and BlackRock Floating Rate Income Strategies Fund II, Inc., (“FRB”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of its respective Target Fund into FRA pursuant to which FRA acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued shares of FRA.

Each shareholder of a Target Fund received shares of FRA in an amount equal to the aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on October 5, 2012. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of FRA in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of FRA
FRB	10,585,281	0.91462449	9,681,549
DVF	12,405,453	0.72423797	8,984,499

Each Target Fund’s net assets and composition of net assets on October 5, 2012, the date of the reorganization, were as follows:

	Target Funds
	FRB	DVF
Net assets	$145,503,247	$135,026,897
Paid-in capital	$199,061,613	$228,382,252
Undistributed (distributions in excess of) net investment income	$(164,508)	$(88,960)
Accumulated net realized loss	$(54,909,880)	$(89,378,206)
Net unrealized appreciation (depreciation)	$1,516,022	$(3,888,189)

For financial reporting purposes, assets received and shares issued by FRA were recorded at fair value. However, the cost basis of the investments being received from the Target Funds were carried forward to align ongoing reporting of FRA’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of FRA before the acquisition were $278,016,037. The aggregate net assets of FRA immediately after the acquisition amounted to $558,546,181. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
FRB	$220,588,307	$219,010,017
DVF	$206,051,284	$209,710,937

The purpose of these transactions was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on October 5, 2012.

Assuming the acquisition had been completed on September 1, 2012 the beginning of the fiscal reporting period of FRA, the pro forma results of operations for the six months ended February 28, 2013, are as follows:

•	Net investment income: $18,393,758
•	Net realized and change in unrealized gain/loss on investments: $14,776,513
•	Net increase/decrease in net assets resulting from operations: $33,170,271

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in FRA’s Statement of Operations since October 5, 2012.

Reorganization costs incurred in connection with the reorganization were expensed by FRA.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of FRA Subsidiary, LLC and BLW Subsidiary, LLC (the “Taxable Subsidiaries”), all of which are wholly owned taxable subsidiaries of each Fund. The Taxable Subsidiaries enable the Funds to hold investments in operating companies and still satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the Taxable Subsidiaries are taxable to such subsidiaries. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations. A tax provision for income from realized and unrealized gains, if any, is included as a reduction of realized and unrealized gain (loss) in the Consolidated Statements of Operations. Each Fund may invest up to 25% of their total

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	55

Notes to Financial Statements (continued)

assets in the Taxable Subsidiary. Intercompany accounts and transactions have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Funds.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Global Valuation Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

56	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, a Fund may have to subsequently reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs, are types of asset-backed securities. A CDO is a bankruptcy remote entity, which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Certain Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to

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Notes to Financial Statements (continued)

maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Trusts may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Trusts may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Trusts also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Certain Trusts may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or

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Notes to Financial Statements (continued)

sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements and loan payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of dividends and distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended August 31, 2012. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse

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Notes to Financial Statements (continued)

repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds and not the counterparty to perform. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall

60	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Financial Statements (continued)

exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds holds the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Funds have no credit exposure to the counterparty as the CCP stands between the Funds and the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of
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Notes to Financial Statements (continued)
the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Interest rate swaps — The Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating , for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of February 28, 2013
	Asset Derivatives
		BHL	FRA	BLW
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1];	—	—	$160,762
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$156,557	$616,559	2,824,995
Credit contracts	Unrealized appreciation on swaps[1];	66,901	372,158	690,734
Total		$223,458	$988,717	$3,676,491

	Liability Derivatives
		BHL	FRA	BLW
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]	—	—	$219,130
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	$14,902	47,438
Credit contracts	Unrealized depreciation on swaps[1];	$245,737	1,354,739	2,233,226
Total		$245,737	$1,369,641	$2,499,794
[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended February 28, 2013
	Net Realized Gain (Loss) From
	BHL	FRA	BLW
Interest rate contracts:
Financial futures contracts	—	—	$6,891
Foreign currency exchange contracts:
Foreign currency transactions	$(345,936)	$(975,272)	(2,576,120)
Credit contracts:
Swaps	(117,714)	(183,697)	(898,791)
Equity contracts:
Financial futures contracts	—	—	(475,176)
Options[2]			(242,400)
Total	$(463,650)	$(1,158,969)	$(4,185,596)
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Notes to Financial Statements (continued)
	Net Change in Unrealized Appreciation/Depreciation on
	BHL	FRA	BLW
Interest rate contracts:
Financial futures contracts	—	—	$(48,162)
Swaps	—	—	40,933
Foreign currency exchange contracts:
Foreign currency translations	$288,455	$823,650	3,912,751
Credit contracts:
Swaps	132,539	515,904	823,731
Equity contracts:
Financial futures contracts	—	—	288,888
Options[2]	—	(23,466)	(2,103)
Total	$420,994	$1,316,088	$5,016,038
[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended February 28, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHL	FRA	BLW
Financial future contracts:
Average number of contracts purchased	—	—	69
Average number of contracts sold	—	—	20
Average notional value of contracts purchased	—	—	$12,524,934
Average notional value of contracts sold	—	—	$3,410,550
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	6	6	16
Average number of contracts — US dollars sold	2	4	4
Average US dollar amounts purchased	$5,981,367	$19,441,470	$72,124,929
Average US dollar amounts sold	$770,116	$3,434,348	$2,502,768
Options:
Average number of option contracts purchased	—	44	46
Average number of option contracts written	—	—	6,000	[1]
Average notional value of option contracts purchased	—	$41,486	$43,372
Average notional value of option contracts written	—	—	$7,950,000	[1]
Credit default swaps:
Average number of contracts — buy protection	—	—	4
Average number of contracts — sell protection	5	4	12
Average notional value — buy protection	—	—	$12,543,000
Average notional value — sell protection	$470,780	$2,661,797	$11,613,292
Interest rate swaps:
Average number of contracts — pays fixed rate	—	—	1
Average notional value — pays fixed rate	—	—	$14,500,000
[1]	Actual contract amount shown due to limited activity

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates, plus the proceeds of any outstanding borrowings used for leverage as follows:

BHL	1.00%
FRA	0.75%
BLW	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in, fees waived by Manager in the Statements of Operations.

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, each Fund pays the Manager based on the Fund’s net assets which includes the assets of the Taxable Subsidiaries.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	63

Notes to Financial Statements (continued)

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or Directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the six months ended February 28, 2013, were as follows:

	Purchases	Sales
BHL	$95,015,208	$86,554,331
FRA	$389,340,846	$364,351,206
BLW	$415,779,704	$366,522,355

Purchases and sales of US government securities for BLW for the six months ended February 28, 2013 were $0 and $1,745,676, respectively.

Transactions in options written for the six months ended February 28, 2013 were as follows:

	Puts
BLW	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	6,000	—	$75,600
Options written		—
Options exercised	—	—	—
Options expired	(6,000)	—	(75,600)
Outstanding options, end of year	—	—	—

5. Income Tax Information:

As of August 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BHL	FRA	BLW
2013	—	$691,829	—
2016	—	475,453	$21,882,229
2017	—	20,954,032	9,996,868
2018	$3,695,649	43,990,722	37,509,275
2019	—	2,206,081	—
No expiration date[1]	—	4,931,753	4,356,066
Total	$3,695,649	$73,249,870	$73,744,438
[1]	Must be utlized prior to losses subject to expiration.

As of February 28, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BHL	FRA	BLW

Tax cost	$196,810,430	$867,114,867	$988,955,528
Gross unrealized appreciation	$4,169,700	$19,322,594	$38,037,425
Gross unrealized depreciation	(936,200)	(14,485,247)	(20,030,771)
Net unrealized appreciation	$3,233,500	$4,837,347	$18,006,654

6. Borrowings:

Effective March 3, 2011, the BHL and FRA were party to a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Funds have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment Amounts
BHL	$63,300,000
FRA	$137,200,000

Advances were made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

Effective March 2, 2012, the SSB Agreement was renewed for an additional 364 days. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
BHL	$63,300,000
FRA	$137,200,000

Advances were be made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.75% above the Fed Funds rate and (ii) 0.75% above the Overnight LIBOR or (b) 0.75% above 7-day, 30-day, 60-day or 90-day LIBOR.

On March 1, 2013, the SSB Agreement was renewed and amended from a 364-day revolving line of credit to a 360-day rolling facility whereby SSB may elect to terminate its commitment upon 360-days written notice to the Funds at any time after February 24, 2014. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
BHL	$63,300,000
FRA	$137,200,000

64	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Notes to Financial Statements (continued)

Advances will be made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Funds pay a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Funds meet certain conditions. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of February 28, 2013 are shown in the Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended February 28, 2013, the daily weighted average interest rates for Funds with loans under the revolving credit agreements were as follows:

Daily Weighted Average Interest Rate
BHL	0.94%
FRA	0.94%

For the six months ended February 28, 2013, the daily weighted average interest rate for BLW with borrowings, which include reverse repurchase agreements was as follows:

Daily Weighted Average Interest Rate
BLW	0.48%

7. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of February 28, 2013, the Funds had the following unfunded floating rate loan interests:

	Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Appreciation
BHL	Leslie’s Poolmart, Inc.	$11,949	$12,080	$180
FRA	Leslie’s Poolmart, Inc.	$51,672	$52,240	$777

8. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	65

Notes to Financial Statements (concluded)

9. Capital Share Transactions:

BHL and BLW are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares without approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended February 28, 2013		Year Ended August 31, 2012
BHL	7,413		—
FRA	18,712,185	[1]	17,388
BLW	33,959		34,642
[1]	Includes 18,666,048 shares issued from the reorganization.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Each Fund paid a net investment income dividend in the following amounts per share on March 28, 2013 to Common Shareholders of record on March 15, 2013:

Common Dividend Per Share
BHL	$0.0685
FRA	$0.0770
BLW	$0.1095

Additionally, the Funds declared a net investment income dividend on April 1, 2013 payable to Common Shareholders of record on April 15, 2013 for the same amounts noted above.

66	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chairperson of the Board,
  Chairperson of the Audit Committee and Director
Paul L. Audet, Director
Michael J. Castellano, Director and Member of the Audit
  Committee
Frank J. Fabozzi, Director and Member of the Audit
  Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Robert W. Crothers, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
  Anti-Money Laundering Officer
Janey Ahn, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Common Shares
Computershare Trust Company, N.A.
Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	67

Additional Information

Proxy Results

At a special meeting of all shareholders of BlackRock Floating Rate Income Strategies Fund, Inc. held on September 13, 2012, the results were as follows:

With respect to the Proposals, the shares of the Fund were voted as follows:

	Votes For	Votes Against	Abstain
To approve the issuance of additional shares of common stock of the Fund in connection with the Agreement and Plan of Reorganization among BlackRock Floating Rate Income Strategies Fund II, Inc., FRA Merger Subsidiary and the Fund.	10,225,182	503,452	253,747
To approve the issuance of additional shares of common stock of the Fund in connection with the Agreement and Plan of Reorganization among BlackRock Diversified Income Strategies Fund, Inc., FRA Merger Subsidiary and the Fund.	10,097,723	628,903	255,755

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Fund.

A Fund may also have investments in “underlying funds” not advised by BlackRock (which for purposes of the no-action letter referenced below may include certain securitized vehicles and/or mortgage REITS that may invest in CFTC Derivatives). BlackRock Advisors, LLC has no transparency into the holdings of these underlying funds because they are not advised by BlackRock. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5, to delay registration as a “commodity pool operator” until June 30, 2013 or six months from the date in which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BlackRock Advisors, LLC, the adviser of the Funds, has filed a claim with the CFTC to rely on this no-action relief.

68	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

Additional Information (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The portion of dividend distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2013	69

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

February 28, 2013
	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
FRA	$0.570000	—	—	$0.570000	100%	0%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non- public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

70	SEMI-ANNUAL REPORT	FEBRUARY 28, 2013

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-2/13-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)    Not Applicable to this semi-annual report

(b)   As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund, Inc.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Floating Rate Income Strategies Fund, Inc.

Date: May 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Floating Rate Income Strategies Fund, Inc.

Date: May 1, 2013

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Floating Rate Income Strategies Fund, Inc.

Date: May 1, 2013